UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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COMPASS DIVERSIFIED HOLDINGS

(Exact name of registrant as specified in its charter)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

(Exact name of registrant as specified in its charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2016 SPECIAL MEETING AND

PROXY STATEMENT

Compass Diversified Holdings

Compass Group Diversified Holdings LLC

Notice of Special Meeting of Shareholders

, 2016

Dear Shareholder:

You are cordially invited to attend our Special Meeting of Shareholders, which will be held on Wednesday, November 30, 2016 at 9:00 a.m., Eastern Time. For your convenience, the Special Meeting will be a completely virtual meeting, which will be conducted via live audio webcast. You will be able to attend the Special Meeting online, vote your shares electronically and submit your questions during the Special Meeting via a live audio webcast by visiting www.virtualshareholdermeeting.com/CODI. Be sure to have the control number that appears on the proxy card or voting instructions that you have been provided in order to join the meeting.

The proxy statement contains important information about the Special Meeting, the proposals we will consider and how you can vote your shares. The Securities and Exchange Commission has adopted a “Notice and Access” rule that allows companies to deliver a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability, to shareholders in lieu of a paper copy of the proxy statement and related materials to shareholders, which we refer to as the Proxy Materials. The Notice of Internet Availability provides instructions as to how shareholders can access the Proxy Materials online, contains a listing of matters to be considered at the meeting and sets forth instructions as to how shares can be voted. Shares must be voted either by telephone, online or by completing and returning a proxy card, or electronically during the Special Meeting by visiting www.virtualshareholdermeeting.com/CODI. Shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability. Any Notices of Internet Availability that are returned will not be counted as votes. Instructions for requesting a paper copy of the Proxy Materials, including a paper proxy card, are set forth on the Notice of Internet Availability.

Your vote is very important to us. We encourage you to promptly vote your shares either by telephone, online or, if you received paper copies of your Proxy Materials in the mail, by completing, signing, dating and returning the enclosed proxy card, which contains instructions on how you would like your shares to be voted. Please submit your proxy regardless of whether you will attend the Special Meeting. This will help us ensure that your shares are represented at the Special Meeting. Signing this proxy will not prevent you from voting electronically should you be able to attend the meeting, but will assure that your vote is counted, if for any reason, you are unable to attend.

On behalf of the board of directors and the management of Compass Group Diversified Holdings LLC, I extend our appreciation for your investment in Compass Diversified Holdings.

Sincerely,

C. Sean Day

Chairman of the Board of Directors

Compass Diversified Holdings

Compass Group Diversified Holdings LLC

, 2016

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On Wednesday, November 30, 2016

Compass Diversified Holdings’ 2016 Special Meeting of Shareholders (the “Special Meeting”) will be held on Wednesday, November 30, 2016 at 9:00 a.m., Eastern Time. The Special Meeting will be a completely virtual meeting, which will be conducted via live audio webcast. You will be able to attend the Special Meeting online, vote your shares electronically and submit your questions during the Special Meeting via a live audio webcast by visiting www.virtualshareholdermeeting.com/CODI. The Special Meeting is being held for the following purposes:

•	to approve amendments to the Amended and Restated Trust Agreement, as amended to date (the “Trust Agreement”), of Compass Diversified Holdings to authorize the board of directors of Compass Group Diversified Holdings LLC (the “Company”) to create classes or series of, and to issue up to 50,000,000, preferred shares of Compass Diversified Holdings with such terms as may be designated and approved by the board of directors of the Company, without further approval of the shareholders, including amendments to Sections 2.4, 3.1, 5.6, and 10.2 and the new definitions added in Section 1.1(b) of the Trust Agreement (“Proposal 1”);

•	to approve amendments to the Fourth Amended and Restated Operating Agreement (the “LLC Agreement”) of the Company to authorize the board of directors of the Company to create classes or series of, and to issue up to 50,000,000, trust preferred interests in the Company with such terms as may be designated and approved by the Company’s board of directors, without further approval of the members of the Company (other than in certain circumstances, the allocation member of the Company), including amendments to Sections 1.3, 2.5, 3.1(a), 5.1, 14.1(i) and (ii), and Articles 10 and 12 of the LLC Agreement (“Proposal 2”);

•	to adjourn the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal 1 or Proposal 2 (“Proposal 3”); and

•	to transact such other business as may properly come before the meeting.

These matters are more fully described in the enclosed proxy statement. The board of directors recommends that you vote FOR the amendments to the Trust Agreement described in Proposal 1, FOR the amendments to the LLC Agreement described in Proposal 2 and FOR the adjournment of the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies.

Shareholders of record at the close of business on October 13, 2016 will be entitled to notice of, and to vote at, the Special Meeting and at any subsequent adjournments or postponements. The share register will not be closed between the record date and the date of the Special Meeting. A list of shareholders entitled to vote at the Special Meeting is available for inspection at our principal executive offices at Sixty One Wilton Road, Second Floor, Westport, Connecticut 06880. The notice of Special Meeting, proxy statement and proxy are first being mailed or provided to shareholders on or about                         , 2016.

There will not be a traditional in-person meeting. To be sure that your shares are properly represented at the meeting, whether or not you electronically attend, please promptly complete, sign, date and return the enclosed proxy card in the accompanying pre-addressed envelope or submit your vote by telephone or online. We must receive your proxy no later than 11:59 p.m., Eastern Time, on November 29, 2016.

Please read carefully the sections in the proxy statement on attending and voting at the Special Meeting to ensure that you comply with these requirements.

Important Notice Regarding Availability of Proxy Material for the Special Meeting. Our proxy statement for the Special Meeting is available free of charge at www.proxyvote.com.

By order of the board of directors of the Company.

Sincerely,

Carrie W. Ryan

Secretary

EXHIBIT A: SECOND AMENDED AND RESTATED TRUST AGREEMENT OF THE TRUST

EXHIBIT B: FIFTH AMENDED AND RESTATED OPERATING AGREEMENT OF THE COMPANY

Compass Diversified Holdings, a Delaware statutory trust, which we refer to as the Trust, owns its businesses and investments through Compass Group Diversified Holdings LLC, a Delaware limited liability company, which we refer to as the Company. Except where the context indicates otherwise, “we,” “us,” and “our” refer to the Company and the Trust. References to “shareholders” refer to beneficial owners of the Trust. References to “shares” refer to the shares of the Trust, each representing an undivided beneficial interest in the Trust.

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COMPASS DIVERSIFIED HOLDINGS

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

Sixty One Wilton Road, Second Floor

Westport, Connecticut 06880

PROXY STATEMENT FOR

SPECIAL MEETING OF SHAREHOLDERS

This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of Compass Group Diversified Holdings LLC, which we refer to as the Company, a Delaware limited liability company, for the 2016 Special Meeting of Shareholders of Compass Diversified Holdings, which we refer to as the Trust, to be held on Wednesday, November 30, 2016 at 9:00 a.m., Eastern Time, and for any adjournments or postponements of the 2016 Special Meeting of Shareholders. We refer to the 2016 Special Meeting of Shareholders as the Special Meeting. The notice of Special Meeting, proxy statement and proxy are first being mailed or provided to shareholders on or about                     , 2016. For your convenience, the Special Meeting will be a completely virtual meeting.

PURPOSE OF MEETING

As described in more detail in this proxy statement, the Special Meeting is being held for the following purposes:

•	to approve amendments to the Amended and Restated Trust Agreement, as amended to date (the “Trust Agreement”), of the Trust to authorize the board of directors of the Company to create classes or series of, and to issue up to 50,000,000, preferred shares of the Trust with such terms as may be designated and approved by the board of directors of the Company, without further approval of the shareholders, including amendments to Sections 2.4, 3.1, 5.6, and 10.2 and the new definitions added in Section 1.1(b) of the Trust Agreement (“Proposal 1”);

•	to approve amendments to the Fourth Amended and Restated Operating Agreement (the “LLC Agreement”) of the Company to authorize the board of directors of the Company to create classes or series of, and to issue up to 50,000,000, trust preferred interests in the Company with such terms as may be designated and approved by the Company’s board of directors, without further approval of the members of the Company (other than in certain circumstances, the allocation member of the Company), including amendments to Sections 1.3, 2.5, 3.1(a), 5.1, 14.1(i) and (ii), and Articles 10 and 12 of the LLC Agreement (“Proposal 2”);

•	to adjourn the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal 1 or Proposal 2 (“Proposal 3”); and

•	to transact such other business as may properly come before the meeting.

VOTING INFORMATION

Broadridge Corporate Issuer Solutions, which we refer to as Broadridge, has been appointed by the board of directors of the Company as our inspector of election. As part of its responsibilities, Broadridge is required to independently verify that you are a shareholder of the Trust eligible to attend the Special Meeting, and to determine whether you may vote electronically at the Special Meeting.

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Notice and Access

The Securities and Exchange Commission, which we refer to as the SEC, has adopted a “Notice and Access” rule that allows companies to deliver a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability, to shareholders in lieu of a paper copy of the proxy statement and related materials to shareholders, which we refer to as the Proxy Materials. The Notice of Internet Availability provides instructions as to how shareholders can access the Proxy Materials online, contains a listing of matters to be considered at the meeting and sets forth instructions as to how shares can be voted. Shares must be voted either by telephone, online or by completing and returning a proxy card. Shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability. Any Notices of Internet Availability that are returned will not be counted as votes. Instructions for requesting a paper copy of the Proxy Materials, including a paper proxy card, are set forth on the Notice of Internet Availability.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be Held on Wednesday, November 30, 2016: The Proxy Materials are available at www.proxyvote.com. Enter the 16-digit control number located on the Notice of Internet Availability or proxy card.

Voting by Proxy

If at the close of business on October 13, 2016, you were a shareholder of record or held shares through a broker, bank or other nominee, you may vote your shares by proxy through the Internet, by telephone or by mail, or you may vote electronically during the Special Meeting at www.virtualshareholdermeeting.com/CODI when you enter the control number that appears on the proxy card or the voting instructions that have been provided to you. For shares held through a broker, bank or other nominee, you may vote by submitting voting instructions to your broker, bank or other nominee. Please refer to information from your broker, bank or other nominee on how to submit voting instructions. To reduce our administrative costs and help the environment by conserving natural resources, we ask that you vote through the Internet or by telephone, both of which are available 24 hours a day. You may revoke your proxies at the times and in the manners described in this proxy statement.

If you are a shareholder of record or hold shares through a broker, bank or other nominee and are voting by proxy, your vote must be received by 11:59 p.m., Eastern Time, on November 29, 2016 to be counted.

To vote by proxy:

BY INTERNET

•	Go to the website www.proxyvote.com and follow the instructions, 24 hours a day, seven days a week.

•	You will need the 16-digit control number included on your proxy card to vote online.

BY TELEPHONE

•	From a touch-tone telephone, dial 1-800-690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.

•	You will need the 16-digit control number included on your proxy card in order to vote by telephone.

BY MAIL

•	Mark your selections on the proxy card that accompanies this proxy statement.

•	Date and sign your name exactly as it appears on your proxy card.

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•	Mail the proxy card in the enclosed postage-paid envelope provided to you.

Electronically Attending the Special Meeting

The Special Meeting is being hosted via the Internet. There will not be a traditional in-person meeting. A summary of the information you need to attend the Special Meeting online is provided below:

•	Any shareholder can attend the Special Meeting via the Internet at www.virtualshareholdermeeting.com/CODI

•	We encourage you to access the Special Meeting online prior to its start time.

•	The Special Meeting starts at 9:00 a.m., Eastern Time.

•	Shareholders may vote while attending the Special Meeting on the Internet.

•	Please have the control number that appears on the proxy card or voting instructions that you have been provided in order to join the Special Meeting.

•	Instructions on how to attend and participate via the Internet are posted at www.virtualshareholdermeeting.com/CODI

•	Questions regarding how to attend and participate via the Internet will be answered by calling 800-321-8022 on the day of the Special Meeting.

•	A replay of the Special Meeting will be available on our website for a period of ten (10) days following the Special Meeting.

APPOINTMENT OF PROXY

Shareholders of Record. We encourage you to appoint a proxy to vote your shares on your behalf at the Special Meeting by promptly submitting the enclosed proxy card, which is solicited by the Company’s board of directors, which we refer to as our Board or the Board, and which, when properly completed, signed, dated and returned to us, will ensure that your shares are voted as you direct. We strongly encourage you to return your completed proxy to us regardless of whether you will electronically attend the Special Meeting to ensure that your shares are represented and voted at the Special Meeting.

PLEASE RETURN YOUR PROXY CARD TO US IN THE ACCOMPANYING ENVELOPE, OR SUBMIT YOUR VOTE BY TELEPHONE OR ONLINE, NO LATER THAN 11:59 P.M., EASTERN TIME, ON NOVEMBER 29, 2016. IF WE DO NOT RECEIVE YOUR PROXY CARD BY THAT TIME, YOUR PROXY WILL NOT BE VALID. IN THIS CASE, UNLESS YOU ELECTRONICALLY ATTEND THE SPECIAL MEETING, YOUR VOTE WILL NOT BE REPRESENTED.

The persons named in the proxy card have been designated as proxies by our Board. The designated proxies are officers of the Company. They will vote as directed by the completed proxy card.

If you wish to change your vote, you may do so by revoking your proxy before the Special Meeting. Please see “APPOINTMENT OF PROXY—Revocation of Proxy” below for more information.

Beneficial Owners. If you hold your shares in street name, these Proxy Materials are being forwarded to you by your bank, broker or their appointed agent. You should also have received a voter instruction card instead of a proxy card. Your bank or broker will vote your shares as you instruct on the voter instruction card. We strongly encourage you to promptly complete and return your voter instruction card to your bank or broker in accordance with their instructions so that your shares are voted. You may also request a legal proxy from your bank or broker to vote electronically at the Special Meeting.

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Voting by the Designated Proxies

The persons who are the designated proxies will vote as you direct in your proxy card or voter instruction card. Please note that proxy cards returned without voting directions, and without specifying a proxy to attend the Special Meeting and vote on your behalf, will be voted in accordance with the recommendations of our Board. Our Board recommends:

•	a vote FOR the approval of the amendments to the Trust Agreement to authorize the board of directors of the Company to create classes or series of, and to issue up to 50,000,000, preferred shares of the Trust with such terms as may be designated and approved by the board of directors of the Company, without further approval of the shareholders, including amendments to Sections 2.4, 3.1, 5.6, and 10.2 and the new definitions added in Section 1.1(b) of the Trust Agreement (“Proposal 1”);

•	a vote FOR the approval of the amendments to the LLC Agreement to authorize the board of directors of the Company to create classes or series of, and to issue up to 50,000,000, trust preferred interests in the Company with such terms as may be designated and approved by the Company’s board of directors, without further approval of the members of the Company (other than in certain circumstances, the allocation member of the Company), including amendments to Sections 1.3, 2.5, 3.1(a), 5.1, 14.1(i) and (ii), and Articles 10 and 12 of the LLC Agreement] (“Proposal 2”); and

•	a vote FOR the proposal to adjourn the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal 1 or Proposal 2 (“Proposal 3”).

If any other matter properly comes before the Special Meeting, your proxies will vote on that matter in their discretion.

Revocation of Proxy

You may revoke or change your proxy before the Special Meeting by:

•	sending us a duly executed written notice of revocation prior to the Special Meeting;

•	electronically attending and voting at the Special Meeting; OR

•	ensuring that we receive from you, prior to 11:59 p.m., Eastern Time, on November 29, 2016, a new proxy card with a later date, including receipt of a new proxy card submitted online.

Any written notice of revocation must be sent to the attention of Carrie W. Ryan, Secretary, Compass Group Diversified Holdings LLC, Sixty One Wilton Road, Second Floor, Westport, Connecticut 06880 or by facsimile to (203) 221-8253.

APPROVAL OF PROPOSALS AND SOLICITATION

Each shareholder who owned shares of the Trust on October 13, 2016, the record date for the determination of shareholders entitled to vote at the Special Meeting, is entitled to one vote for each share of the Trust. On September 26, 2016, we had 54,300,000 shares of the Trust issued and outstanding that were held by approximately 28,774 shareholders.

Quorum

Under the Amended and Restated Trust Agreement of the Trust, dated as of November 1, 2010, as amended, which we refer to as the Trust Agreement, the shareholders present in person electronically or by proxy holding a majority of the outstanding shares of the Trust entitled to vote shall constitute a quorum at a meeting of shareholders of the Trust. The Chairman of the Board or the holders of a majority of the outstanding shares of the Trust entitled to vote so represented may adjourn the meeting from time to time, whether or not there is such a quorum. Holders of shares of the Trust are the only shareholders entitled to vote at the Special Meeting. Shares of the Trust that are represented by broker non-votes will not be counted as shares present for purposes of determining the presence of a quorum at the Special Meeting. A broker non-vote occurs when the broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power to vote on that proposal without specific voting instructions from the beneficial owner. Proposal 1, Proposal 2 and Proposal 3 described in this proxy are all non-discretionary items.

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Approval of Proposals

For each of the amendments to the Trust Agreement (Proposal 1), the amendments to the LLC Agreement (Proposal 2) and the adjournment of the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies (Proposal 3), the affirmative vote of a majority of the outstanding shares present in person electronically or represented by proxy at the Special Meeting is required. With the exception of director elections and certain business combinations, as such term is defined in the Trust Agreement, any other proposal that properly comes before the Special Meeting must be approved by the affirmative vote of a majority of the outstanding shares present in person electronically or represented by proxy at the Special Meeting.

Each of Proposal 1, Proposal 2 and Proposal 3 requires the affirmative vote of a majority of the outstanding shares present in person electronically or by proxy, and therefore, an abstention is the same as a vote “Against” a proposal.

Under the terms of the Fourth Amended and Restated Operating Agreement of the Company, dated as of January 1, 2012, which we refer to as the LLC Agreement, and the Trust Agreement, with respect to those matters subject to vote by the members of the Company, the Company will act at the direction of the Trust. The Trust Agreement requires the Trust to vote 100% of the limited liability interests of the Company, or the LLC interests, of which it is the sole holder, in the same proportion as the vote of holders of the shares of the Trust. In this way the voting rights of members of the Company will effectively be exercised by the shareholders of the Trust by proxy. For the amendments to the LLC Agreement (Proposal 2), the LLC Agreement requires the affirmative vote of members of the Company holding a majority of the then outstanding LLC interests present in person electronically or represented by proxy at a meeting of the members. The Trust will vote its LLC interests as directed at the Company’s members’ meeting promptly following the tabulation of votes cast at this Special Meeting.

All votes will be tabulated by Broadridge, the proxy tabulator and inspector of election appointed for the Special Meeting. Broadridge will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Solicitation of Proxies

We will bear the cost of the solicitation of proxies, including the preparation, printing and mailing of this proxy statement and the proxy card. We have also retained Broadridge to distribute copies of these proxy materials to banks, brokers, fiduciaries and custodians, or their agents holding shares in their names on behalf of beneficial owners of shares so that they may forward these Proxy Materials to the beneficial owners of shares.

We may supplement the original solicitation of proxies by mail with solicitation by telephone, telegram and other means by directors, officers and/or employees of our manager, Compass Group Management LLC. We will not pay any additional compensation to these individuals for any such services.

We also engaged                      to assist in proxy solicitation and collection at a cost of $            , plus out-of-pocket expenses.

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PROPOSAL 1: AMENDMENTS TO THE TRUST AGREEMENT

General

On October 6, 2016, the Board approved, subject to shareholder approval of both Proposal 1 and Proposal 2, amendments to the Trust Agreement to authorize the Board to create classes or series of, and to issue up to 50,000,000, preferred shares of the Trust with such terms as may be designated and approved by the Board, without further approval of the shareholders, including amendments to Sections 2.4, 3.1, 5.6, and 10.2 and the new definitions added in Section 1.1(b) of the Trust Agreement. The Board also approved other amendments to the Trust Agreement to incorporate certain updates of tax-related provisions and other technical or clean-up changes, which amendments do not require shareholder approval and are not part of Proposal 1. All of the above amendments are reflected substantially in the form attached hereto as Exhibit A.

Authorization of Issuance of Preferred Shares to Be Approved by Shareholders

The Trust Agreement currently authorizes the issuance of only one class of shares, which we refer to as common shares. The Trust Agreement, if amended pursuant to Proposal 1, will authorize the Board, without further action by shareholders (unless required by applicable law or the rules of any applicable stock exchange), to create and cause the Trust to issue from time to time one or more classes or series of up to 50,000,000 preferred shares. The existing shares will be redefined as common shares and the definitions of preferred shares and other related terms will be added into the Trust Agreement. The Board would be able to determine, without further action by shareholders, the terms, designations, preferences, rights, powers and duties of any such future preferred shares, as reflected in a share designation, including:

•	the ranking of such shares relative to the Trust’s other shares;

•	the right, if any, of such shares to share in the Trust’s profits and losses or items thereof;

•	the right, if any, of such shares to share in the Trust’s distributions, the dates distributions on such shares will be payable and whether distributions with respect to such shares will be cumulative or non-cumulative;

•	the rights of such shares upon dissolution and liquidation of the Trust;

•	whether, and the terms and conditions upon which, the Trust may redeem such shares;

•	whether such shares are issued with the privilege of conversion or exchange and, if so, the terms and conditions upon which the conversion or exchange may be made;

•	the terms and conditions upon which such shares will be issued, evidenced by certificates and assigned or transferred;

•	the method for determining the percentage interest as to such shares;

•	the terms and amounts of any sinking fund provided for the purchase or redemption of such shares;

•	whether there will be restrictions on the issuance of preferred shares of the same class or series or any other class or series; and

•	the right, if any, of the holder of each such share to vote.

At all times, the Trust will have outstanding the identical number of preferred shares as the number of outstanding trust preferred interests of the Company that are of the corresponding class and series as the preferred shares. Any share designation adopted by the Board would amend the provisions of the Trust Agreement and any other share designation. In addition, the Board would be able to, without further action by shareholders, amend the Trust Agreement to the extent the Board determines that it is necessary or desirable in order to effectuate any issuance of preferred shares. The above amendment as proposed by Proposal 1, including certain technical and cleanup changes, are reflected in Sections 2.4, 3.1, 5.6, and 10.2 and the new definitions added in Section 1.1(b) of the Trust Agreement in Exhibit A attached hereto.

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The approval of Proposal 1 is conditioned upon the approval of Proposal 2 by shareholders.

Further Amendment to Trust Agreement to Be Effected without Shareholder Approval

The Board has approved that, regardless of whether Proposal 1 or Proposal 2 is approved by the shareholders, the Trust Agreement will be further amended to incorporate certain updates of tax-related provisions and other technical or clean-up changes in sections of the Trust Agreement not referred to in Proposal 1, including the following:

•	Revising Exhibit B (Allocations of Profits and Losses) to the Trust Agreement to permit the maintenance of separate capital accounts for the preferred shares and common shares if necessary for appropriate tax reporting and address new partnership audit provisions in the Bipartisan Budget Act of 2015;

•	Updating the information of regular trustees, the Delaware trustee, the transfer agents, tax matter partner, partner representative and contact of the Trust; and

•	Making conforming changes with respect to cross-references and other technical or clean-up changes.

Under the terms of the Trust Agreement, these updates of tax-related provisions and other technical or clean-up changes do not require shareholder approval and are not part of Proposal 1. If both Proposal 1 and Proposal 2 are approved by shareholders, the Trust Agreement will be amended and restated to reflect both Proposal 1 and these updates and changes, as set forth in Exhibit A hereto, where proposed additions are indicated by underlining and proposed deletions are indicated by overstriking; if either Proposal 1 or Proposal 2 is not approved by shareholders, only these updates and changes will be made to the Trust Agreement and only to the extent they are unrelated to preferred shares.

Purpose of the Proposal

The Board believes that it is in the best interests of the Trust and its shareholders to adopt the amendments to the Trust Agreement described in Proposal 1 because they will provide the Trust with increased flexibility in meeting future capital requirements through equity financings without the delay and expense ordinarily associated with obtaining further shareholder approvals, and (ii) they will improve the Trust’s ability to attract investment capital, as various classes or series of the preferred shares may be customized to meet the needs of any particular transaction or market conditions.

We have no current plans, arrangements, or agreements to issue any preferred shares. However, in light of our recent add-on and platform acquisitions, our Board may in the near future determine that it is appropriate or necessary to raise additional capital to pay down our debt through the sale of preferred shares.

Effects of the Proposal

The preferred shares to be authorized pursuant to Proposal 1 could be issued at the discretion of the Board, for any proper business purpose, without further action by the shareholders except as may be required by applicable law, the rules of any applicable stock exchange or our “declawing” representation described below in this section. We do not currently have any plan or proposal to issue any preferred shares. Existing shareholders would not have preemptive rights with respect to any future issuance of preferred shares by the Trust, and their interest in the Trust could be diluted by such issuance with respect to earnings per share, voting, liquidation rights and book and market value.

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The Board would have the power to issue the preferred shares in one or more classes or series with such preferences and voting rights as the Board may fix in the resolution providing for the issuance of such shares. The issuance of preferred shares could affect the relative rights of the holders of the Trust’s common shares. Depending upon the exact terms, limitations and relative rights and preferences, if any, of the preferred shares as determined by the Board at the time of issuance, the holders of preferred shares may be entitled to a higher distribution rate than that paid on the common shares, a prior claim on funds available for the payment of distributions, a fixed preferential payment in the event of liquidation or dissolution of the Trust, redemption rights, rights to convert their preferred shares into common shares, and voting rights which would dilute the voting control of the Trust by the holders of common shares. Depending on the particular terms of any series of the preferred shares, holders thereof may have significant voting rights and the right to representation on the Board. In addition, the approval of the holders of preferred shares, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

Proposal 1 is not proposed in response to, or for the purpose of deterring, any effort to obtain control of the Trust or the Company or as an anti-takeover measure. If the proposed amendments to the Trust Agreement described in Proposal 1 are approved by the shareholders at the Special Meeting, the Board represents that it will not, without prior shareholder approval, issue or use any preferred shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholder rights plan.

Required Vote for Shareholder Approval

The affirmative vote of a majority of the outstanding shares present in person electronically or by proxy at the Special Meeting is required to approve the amendments to the Trust Agreement described in Proposal 1.

Recommendation of the Board

Our Board recommends that you vote FOR the amendments to the Trust Agreement described in Proposal 1.

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PROPOSAL 2: AMENDMENTS TO THE LLC AGREEMENT

General

On October 6, 2016, the Board approved, subject to shareholder approval of both Proposal 1 and Proposal 2, amendments to the LLC Agreement to authorize the Board to create classes or series of, and to issue up to 50,000,000, trust preferred interests in the Company with such terms as may be designated and approved by the Board, without further approval of the members of the Company (other than in certain circumstances, the allocation member of the Company), including amendments to Sections 1.3, 2.5, 3.1(a), 5.1, 14.1(i) and (ii), and Articles 10 and 12 of the LLC Agreement. The Board also approved other amendments to the LLC Agreement to incorporate certain updates of tax-related provisions and other technical or clean-up changes, which amendments do not require shareholder approval and are not part of Proposal 2. All of the above amendments are reflected substantially in the form attached hereto as Exhibit B.

Authorization of Issuance of Preferred Shares to Be Approved by Shareholders

The LLC Agreement currently authorizes the issuance of only one class of trust interests, which we refer to as trust common interests. The LLC Agreement, if amended pursuant to Proposal 2, would authorize the Board, without further action by the Company’s members (other than in certain circumstances, the allocation member of the Company) or the shareholders (unless required by applicable law or the rules of any applicable stock exchange), to create and cause the Company to issue from time to time one or more classes or series of up to 50,000,000 trust preferred interests. The existing trust interests will be redefined as trust common interests and the definitions of trust preferred interests and other related terms will be added into the LLC Agreement. The Board may determine, without further action by the Company’s members or the shareholders, the terms, designations, preferences, rights, powers and duties of any such future trust preferred interests, as reflected in a trust interest designation, including:

•	the ranking of such trust interests relative to the Company’s other trust interests;

•	the right, if any, of such trust interests to share in the Company’s profits and losses or items thereof;

•	the right, if any, of such trust interests to share in the Company’s distributions, the dates distributions on such trust interests will be payable and whether distributions with respect to such trust interests will be cumulative or non-cumulative;

•	the rights of such trust interests upon dissolution and liquidation of the Company;

•	whether, and the terms and conditions upon which, the Company may redeem such trust interests;

•	whether such trust interests are issued with the privilege of conversion or exchange and, if so, the terms and conditions upon which the conversion or exchange may be made;

•	the terms and conditions upon which such trust interests will be issued, evidenced by certificates and assigned or transferred;

•	the method for determining the percentage interest as to such trust interests;

•	the terms and amounts of any sinking fund provided for the purchase or redemption of such trust interests;

•	whether there will be restrictions on the issuance of preferred trust interests of the same class or series or any other class or series; and

•	the right, if any, of the holder of each such trust interest to vote.

9

As long as the Trust remains the sole holder of the trust interests of the Company, the Company will cause to be issued to the Trust, as of any time, the identical number of each class or series of trust preferred interests as the number of each class or series of outstanding preferred shares of the Trust. Any trust interest designation adopted by the Board would amend the provisions of the LLC Agreement and any other trust interest designation. In addition, the Board would be able to, without further action by the Company’s members (other than the Company’s allocation member in certain circumstances) or the shareholders, amend the LLC Agreement to the extent the Board determines that it is necessary or desirable in order to effectuate any issuance of trust preferred interests. The above amendments as proposed by Proposal 2 and certain technical and cleanup changes, are reflected in Sections 1.3, 2.5, 3.1(a), 5.1, 14.1(i) and (ii), and Articles 10 and 12 of the LLC Agreement in Exhibit B attached hereto.

The approval of Proposal 2 is conditioned upon the approval of Proposal 1 by shareholders.

Further Amendment to LLC Agreement to Be Effected without Shareholder Approval

The Board has approved that, regardless of whether Proposal 1 or Proposal 2 is approved by the shareholders, the LLC Agreement will be further amended to incorporate certain updates of tax-related provisions and other technical or clean-up changes in sections of the LLC Agreement not referred to in Proposal 2, including the following:

•	Revising the LLC Agreement to permit the maintenance of separate capital accounts for the trust preferred interests and trust common interests if necessary for appropriate tax reporting and address new partnership audit provisions in the Bipartisan Budget Act of 2015;

•	Updating the information of the Company’s directors and contact information of the parties to the LLC Agreement;

•	Deleting unnecessary and obsolete references in the LLC Agreement; and

•	Making conforming changes with respect to cross-references and other technical or clean-up changes.

Under the terms of the LLC Agreement and the Trust Agreement, these updates of tax-related provisions and other technical or clean-up changes do not require shareholder approval and are not part of Proposal 2. If both Proposal 1 and Proposal 2 are approved by shareholders, the LLC Agreement will be amended and restated to reflect both Proposal 2 and these updates and changes, as set forth in Exhibit B hereto, where proposed additions are indicated by underlining and proposed deletions are indicated by overstriking; if either Proposal 1 or Proposal 2 is not approved by shareholders, only these updates and changes will be made to the LLC Agreement and only to the extent they are unrelated to trust preferred interests.

Purpose of the Proposal

Under Proposal 1 and Proposal 2, the shareholder approvals of which are conditioned upon one another, each preferred share of the Trust corresponds to one underlying trust preferred interest of the Company held by the Trust. Unless the Trust is dissolved, it must remain the holder of 100% of the trust preferred interests of the Company and at all times the Company will have outstanding the identical number of trust preferred interests as the number of outstanding preferred shares of the Trust that are of the corresponding class and series as the trust preferred interests. Therefore, the Board believes that, for the same reasons the Board is recommending that the shareholders of the Trust adopt the amendments to the Trust Agreement described in Proposal 1, it is in the best interests of the Company, the members of the Company, the Trust and the shareholders of the Trust to adopt the amendments to the LLC Agreement described in Proposal 2. See “Proposal 1: Amendments to the Trust Agreement—Purpose of the Proposal.”

Effects of the Proposal

As the approvals of Proposal 1 and Proposal 2 are conditioned upon the approval of one another and, under Proposal 1, the Trust will have outstanding the identical number of preferred shares as the number of outstanding trust preferred interests that are of the corresponding class and series as the preferred shares, the effects of Proposal 2 are same as those of Proposal 1. See “Proposal 1: Amendment to the Trust Agreement—Effects of the Proposal.”

10

Required Vote for Shareholder Approval

The affirmative vote of a majority of the outstanding shares present in person electronically or by proxy at the Special Meeting is required to approve the amendments to the LLC Agreement described in Proposal 2.

Recommendation of the Board

Our Board recommends that you vote FOR the amendments to the LLC Agreement described in Proposal 2.

11

PROPOSAL 3: ADJOURNMENT OF THE SPECIAL MEETING

A proposal will be submitted to the shareholders at the Special Meeting to approve the adjournment of the Special Meeting, if necessary or appropriate, to establish a quorum or to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2. Any adjournment of the Special Meeting may be made without notice, other than by an announcement made at the Special Meeting. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow shareholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used at the Special Meeting.

Required Vote for Shareholder Approval

The affirmative vote of a majority of the outstanding shares present in person electronically or by proxy at the Special Meeting is required to approve the adjournment of the Special Meeting, if necessary or appropriate, to establish a quorum or to solicit additional proxies.

Recommendation of the Board

Our Board recommends that you vote FOR the approval of the adjournment of the Special Meeting, if necessary or appropriate, to establish a quorum or to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.

12

SHARE OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS

AND PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of shares of the Trust by each person who is known to us to be the beneficial owner of more than five percent of the outstanding shares of the Trust, each of our directors and executive officers, and our directors and executive officers as a group as of September 30, 2016, based on 54,300,000 shares issued and outstanding. All holders of shares of the Trust are entitled to one vote per share on all matters submitted to a vote of holders of shares of the Trust. The voting rights attached to shares of the Trust held by our directors, executive officers or major shareholders do not differ from those that attach to shares of the Trust held by any other holder. Under Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), “beneficial ownership” includes shares for which the individual, directly or indirectly, has voting power, meaning the power to control voting decisions, or investment power, meaning the power to cause the sale of the shares, whether or not the shares are held for the individual’s benefit. The address for each director and executive officer is Sixty One Wilton Road, Second Floor, Westport, Connecticut, 06880.

Name and Address of Beneficial Owner	Shares of Trust Stock Representing Sole Voting and/ or Investment Power	Percent of Shares Outstanding
5% Beneficial Owner
CGI Magyar Holdings LLC (1)	7,931,000	14.6%
RBC Global Asset Management (U.S.) (2)	4,068,794	7.5%
City National Rochdale LLC (3)	3,681,651	6.8%
Directors, Nominees and Executive Officers:
C. Sean Day (4)	590,549	1.1%
Alan B. Offenberg	324,942	*
James J. Bottiglieri	37,962	*
Harold S. Edwards	58,394	*
D. Eugene Ewing (5)	48,396	*
Mark H. Lazarus	42,571	*
Gordon M. Burns (6)	200,670	*
Ryan J. Faulkingham (7)	3,341	*
All Directors, Nominees and Executive Officers as a Group	1,306,825	2.4%

*	Less than 1%.
(1)	The mailing address for CGI Magyar Holdings LLC is Belvedere Building, 4th Floor, 69 Pitts Bay Road, Hamilton HM 08, Bermuda. Path Spirit Limited is the ultimate controlling person of CGI Magyar Holdings LLC. The mailing address for Path Spirit Limited is 10 Norwich Street, London, EC4A 1BD, United Kingdom. CGI Magyar Holdings LLC has shared voting power with respect to all 7,931,000 shares.
(2)	The address for RBC Global Asset Management (U.S.) is 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402. This information is based on a Schedule 13F filed by RBC Global Asset Management (U.S.) on July 28, 2016. RBC Global Asset Management (U.S.) has shared investment power for all 4,068,794 shares, of which it has sole voting power over 0 shares and shared voting power over 3,754,476 shares.
(3)	The address for City National Rochdale, LLC is 400 Park Avenue, New York, NY 10022. This information is based on a Schedule 13F filed by City National Rochdale, LLC on August 8, 2016. City National Rochdale, LLC has shared investment power for all 3,681,651 shares, of which it has sole voting power over 3,562,269 shares and shared voting power over 0 shares.
(4)	433,986 of these shares are beneficially owned directly by Mr. Day and 156,563 additional shares are beneficially owned by Mr. Day through the Day Family 2007 Irrevocable Trust.
(5)	4,000 of these shares are beneficially owned by Mr. Ewing and directly owned by Mr. Ewing’s spouse.
(6)	88,664 of these shares are beneficially owned directly and indirectly by Mr. Burns, 12,987 of these shares are beneficially owned by Mr. Burns through the Talley Burns Executor Trust, 12,824 of these shares are beneficially owned by Mr. Burns through the Peter Burns Executor Trust, 80,000 of these shares are beneficially owned by Mr. Burns through the Gordon M. Burns 2009 Revocable Trust and 6,195 of these shares are beneficially owned by Mr. Burns through the Burns Family Trust.

13

(7)	787 of these shares are beneficially owned by Mr. Faulkingham and directly by Mr. Faulkingham’s spouse.

The following table sets forth certain information regarding the beneficial ownership of the Company’s two classes of equity interests.

	Number of Interests (1)	Percent of Class
Sostratus LLC
Allocation interests (2)	1,000	100%
Trust interests	—	—
Compass Diversified Holdings (3)
Allocation interests (2)	—	—
Trust interests	54,300,000	100%

(1)	Compass Group Diversified Holdings LLC currently has two classes of equity interests: allocation interests and trust interests.
(2)	Mr. Offenberg may be deemed to be the beneficial owner of 16% of the allocation interests. Mr. Bottiglieri was deemed to be the beneficial owner of approximately 5% of the allocation interests in that he indirectly shared in approximately 5% of the proceeds of the allocation interests prior to his resignation on November 30, 2013. Mr. Bottiglieri is entitled to continue to receive distributions on his allocation interests earned prior to his retirement. Mr. Day may be deemed to be the beneficial owner of 5% of the allocation interests in that he indirectly shares in 5% of the proceeds of the allocation interests. Mr. Faulkingham may be deemed to be the beneficial owner of approximately 2% of the allocation interests in that he indirectly shares in approximately 2% of the proceeds of the allocation interests.
(3)	Each beneficial interest in the Trust corresponds to one underlying trust interest of the Company. Unless the Trust is dissolved, it must remain the sole holder of 100% of the trust interests and at all times the Company will have outstanding the identical number of trust interests as the number of outstanding shares of the Trust. As a result of the corresponding interests between shares and trust interests, each holder of shares identified in the table above relating to the Trust is deemed to beneficially own a correspondingly proportionate interest in the Company.

The following table sets forth certain information as of September 30, 2016, regarding the beneficial ownership by Mr. Day of equity interests in Advanced Circuits, Inc., one of our businesses.

Owner	Entity	Number of Shares (1)	Percent of Class
C. Sean Day	Compass AC Holdings, Inc. (sole shareholder of Advanced Circuits, Inc.), Series B Common Stock.	10,000	0.7%

(1)	Mr. Day is the direct owner of 6,480 shares of Series B Common Stock and Mr. Day’s children are the owners in the aggregate of 3,520 shares of Series B Common Stock.

14

SHAREHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING OF SHAREHOLDERS

To be considered for inclusion in our proxy statement for the 2017 Annual Meeting of Shareholders, shareholder proposals must be received by the Company no later than December 16, 2016. In order to be included in Company-sponsored proxy materials, shareholder proposals will need to comply with Rule 14a-8 promulgated under the Exchange Act. If you do not comply with Rule 14a-8, we will not be required to include the proposal in the proxy statement and the proxy card we will mail to shareholders. No other business (other than matters included in our proxy statement in accordance with Rule 14a-8) may be presented for action at the annual meeting unless a shareholder gives timely notice of the proposal in writing to the Secretary. To be timely, a shareholder’s notice is required to be delivered to the Secretary not less than 120 days and no more than 150 days prior to the first anniversary of the preceding year’s annual meeting. Shareholder proposals should be sent to the Secretary at Compass Group Diversified Holdings LLC, Sixty One Wilton Road, Second Floor, Westport, Connecticut 06880, Attention: Investor Relations.

OTHER MATTERS

We know of no other business that will be brought before the Special Meeting. If any other matter or any proposal should be properly presented and should properly come before the meeting for action, the persons named in the accompanying proxy will, at their discretion and in accordance with their best judgment, vote upon such proposal.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

We and some brokers have adopted “householding,” a procedure under which shareholders who have the same address will receive a single set of proxy materials, unless one or more of these shareholders provides notice that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

If you participate in householding and wish to receive a separate set of these proxy materials, or if you wish to receive separate copies of future notices, annual reports and proxy statements, please call 1-800-542-1061 or write to: Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will deliver the requested documents to you promptly upon your request.

Any shareholders of record who share the same address and currently receive multiple copies of proxy materials who wish to receive only one copy of these materials per household in the future may contact Broadridge Financial Solutions, Inc. at the address or telephone number listed above. If you hold your shares through a broker, bank or other nominee, please contact your broker, bank, or other nominee to request information about householding.

15

Exhibit A

SECOND AMENDED AND RESTATED TRUST AGREEMENT

OF

COMPASS DIVERSIFIED HOLDINGS

AMONG

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

as Sponsor,

~~THE BANK~~BNY MELLON TRUST OF ~~NEW YORK (~~DELAWARE~~)~~

as Delaware Trustee,

AND

THE REGULAR TRUSTEES NAMED HEREIN,

Dated as of ~~November 1, 2010~~[                         ], 2016

Page

ARTICLE I	DEFINED TERMS	2

Section 1.1	Interpretations; Definitions	2

ARTICLE II	ESTABLISHMENT OF THE TRUST	8

Section 2.1	Name	8

Section 2.2	Office of the Delaware Trustee; Principal Place of Business	~~7~~8

Section 2.3	Trust to Be Sole Owner of Sponsor Interests	~~7~~8

Section 2.4	Authorized Shares	8

Section 2.5	Shareholders to be Bound	~~8~~10

Section 2.6	Issuance of Additional Shares	~~8~~10

Section 2.7	Repurchase of Outstanding Shares at Direction of the Sponsor	~~8~~10

Section 2.8	Agreement of Trust	~~9~~10

Section 2.9	Authorization to Enter into Certain Transactions	~~9~~11

Section 2.10	Title to Trust Property	~~11~~12

Section 2.11	Certain Covenants of the Sponsor	~~11~~13

ARTICLE III	DISTRIBUTIONS	~~11~~13

Section 3.1	Distributions	~~11~~13

Section 3.2	Payment Procedures	~~11~~13

Section 3.3	Tax Returns and Reports	~~11~~13

Section 3.4	Allocation of Profits and Losses	~~12~~13

ARTICLE IV	SHARE CERTIFICATES	~~12~~14

Section 4.1	Share Certificates	~~12~~14

Section 4.2	Share Register	~~12~~14

Section 4.3	Transfer of Shares	~~12~~15

Section 4.4	Mutilated, Lost, Destroyed or Stolen Share Certificates	~~13~~15

Section 4.5	Rights of Shareholders	~~13~~15

ARTICLE V	MEETINGS; VOTING	~~13~~16

Section 5.1	Annual Meetings of Shareholders	~~13~~16

Section 5.2	Special Meetings of Shareholders	~~14~~16

Section 5.3	Place of Meeting	~~14~~16

Section 5.4	Notice of Meeting	~~14~~16

Section 5.5	Quorum and Adjournment	~~15~~17

-i-

(continued)

Page

Section 5.6	Voting	~~16~~18

Section 5.7	Proxies	~~16~~18

Section 5.8	Notice of Shareholder Business and Nominations	~~16~~19

Section 5.9	Procedure for Election of Directors; Voting	~~19~~22

Section 5.10	Inspectors of Elections; Opening and Closing the Polls	~~20~~22

Section 5.11	Confidential Shareholder Voting	~~20~~22

Section 5.12	Waiver of Notice	~~20~~23

Section 5.13	Remote Communication	~~21~~23

Section 5.14	Action by Written Consent	~~21~~23

Section 5.15	Inspection of Records	~~21~~24

ARTICLE VI RIGHT OF SHAREHOLDERS TO ENFORCE PROVISIONS OF SPONSOR AGREEMENTS AND BRING DERIVATIVE ACTION		~~22~~25

Section 6.1	Right to Institute Legal Proceeding	~~22~~25

Section 6.2	Ten Percent (10%) or More Shareholder	~~22~~25

ARTICLE VII SHAREHOLDER VOTE REQUIRED IN CONNECTION WITH CERTAIN BUSINESS COMBINATIONS OR TRANSACTIONS		~~23~~25

Section 7.1	Vote Generally Required	~~23~~25

Section 7.2	Vote for Business Combinations	~~23~~25

Section 7.3	Power of Continuing Directors	~~23~~26

Section 7.4	No Effect on Fiduciary Obligations	~~24~~26

ARTICLE VIII	THE TRUSTEES	~~24~~26

Section 8.1	Certain Duties and Responsibilities	~~24~~26

Section 8.2	Not Responsible for Recitals or Issuance of Shares	~~26~~28

Section 8.3	May Hold Shares	~~26~~28

Section 8.4	Compensation; Indemnity; Fees	~~26~~28

Section 8.5	Delaware Trustee Required; Eligibility of Trustees	~~26~~29

Section 8.6	Resignation and Removal; Appointment of Successor	~~27~~29

Section 8.7	Acceptance of Appointment by Successor	~~28~~30

Section 8.8	Merger, Conversion, Consolidation or Succession to Business	~~28~~30

Section 8.9	Number of Trustees	~~28~~30

Section 8.10	Delegation of Power	~~28~~31

-ii-

(continued)

Page

Section 8.11	Resignation and Appointment of Regular Trustees	~~29~~31

ARTICLE IX	TERMINATION AND DISSOLUTION	~~29~~31

Section 9.1	Termination or Dissolution	~~29~~31

Section 9.2	Circumstances Under Which Shares Shall Be Voluntarily Exchanged for Sponsor Interests	~~29~~32

Section 9.3	Circumstances Under Which Shares Shall Be Mandatorily Exchanged for Sponsor Interests	~~30~~32

Section 9.4	Early Termination	~~30~~32

Section 9.5	Termination of Obligations	~~30~~33

ARTICLE X	MISCELLANEOUS PROVISIONS	~~31~~33

Section 10.1	Limitation of Rights of Shareholders	~~31~~33

Section 10.2	Amendment	~~31~~34

Section 10.3	Separability	~~32~~34

Section 10.4	Specific Performance	~~32~~34

Section 10.5	Governing Law	~~32~~35

Section 10.6	Successors	~~33~~35

Section 10.7	Headings	~~33~~35

Section 10.8	Communications, Notices and Demands	~~33~~36

Section 10.9	Counterpart Execution	~~34~~36

-iii-

SECOND AMENDED AND RESTATED TRUST AGREEMENT, dated as of [                         ], 2016 (as amended, revised, supplemented or otherwise modified from time to time, this “Agreement”), ~~dated as of November 1, 2010,~~ is entered into by and among COMPASS GROUP DIVERSIFIED HOLDINGS LLC, a Delaware limited liability company (the “Sponsor”), ~~THE BANK~~BNY MELLON TRUST OF ~~NEW YORK (~~DELAWARE~~),~~, a Delaware banking corporation, as Delaware trustee (in such capacity, the “Delaware Trustee”), and MR. ALAN B. OFFENBERG and MR. ~~JAMES~~RYAN J. ~~BOTTIGLIERI~~FAULKINGHAM, as the regular trustees (each a “Regular Trustee”, together “Regular Trustees” and, collectively with the Delaware Trustee, the “Trustees”).

The Sponsor and the Trustees hereby agree as follows:

WHEREAS, the Sponsor and the Trustees heretofore duly declared and established Compass Diversified Holdings (the “Trust”), a statutory trust under the Delaware Statutory Trust Act, by entering into a trust agreement, dated as of November 18, 2005 (the “Original Agreement”), and by executing and filing of a Certificate of Trust with the Secretary of State of the State of Delaware on November 18, 2005, for the purpose of owning the Sponsor Interests (as defined herein) and issuing Shares (as defined herein) of the Trust, in one or more series, each Share representing an undivided beneficial interest in the Trust Property;

WHEREAS, the Original Agreement was amended and restated by that certain Amended and Restated Trust Agreement dated April 25, 2006, which Amended and Restated Trust Agreement was amended by ~~that~~the First Amendment ~~dated May 25, 2007, which amendment~~ that was effective as of April 25, 2006, ~~that~~the Second Amendment ~~which~~that was effective as of September 14, 2007 ~~and that~~, the Third Amendment ~~which~~that was effective as of January 1, 2007 ~~(together~~and the Fourth Amendment that was effective as of November 1, 2010 (as amended, the “Current Agreement”);

WHEREAS, the Sponsor and the Regular Trustees desire to amend and restate the Current Agreement in its entirety as set forth herein to provide for, among other things, the ~~operation~~authorization and issuance of ~~the Trust, the tax treatment~~one or more classes or series of ~~the Trust~~Preferred Shares (as defined herein) and other matters;

WHEREAS, the Sponsor and the Trustees intend that the Trust function as a pass-through entity structured to give the Shareholders (as defined herein) similar rights and obligations, to the extent provided herein, as if they held Sponsor Interests ~~(as defined herein)~~ directly and the Sponsor and the Trustees further intend that this Agreement, including the grant of rights to the Sponsor, the Board of Directors (as defined herein) and certain other Persons, be interpreted consistent with such intention;

WHEREAS, the Board of Directors of the Sponsor have determined that ~~this~~the Current Agreement should be amended and restated as ~~provide~~provided herein pursuant to Section ~~9.6 of the Current Agreement;~~10.2 hereof and declared such amendments to be advisable;

WHEREAS, the holders of a majority of the Outstanding Shares (as defined in the Current Agreement) present in person or represented by proxy at a meeting of the Shareholders (as defined in the Current Agreement) have affirmatively voted for the amendments to the Current Agreement contained herein; and

WHEREAS, none of the amendments to the Current Agreement contained herein alter the rights, powers or immunities of the Delaware Trustee.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, ~~each party, for the benefit of the other party, hereby amends and restates~~ the Current Agreement is hereby amended and restated so as to read in its entirety ~~and agrees~~ as follows:

ARTICLE I

DEFINED TERMS

Section 1.1 Interpretations; Definitions

(a) Interpretations. For all purposes of this Agreement (as defined herein), except as otherwise expressly provided or unless the context otherwise requires:

(i) the terms defined in this ~~Article~~Section 1.1 and in Exhibit B have the meanings assigned to them in this ~~Article~~Section and Exhibit B, respectively, and include the plural as well as the singular;

(ii) unless the context otherwise requires, any reference to an “Article,” “Section” or an “Exhibit” refers to an Article, Section or an Exhibit, as the case may be, of this Agreement;

(iii) the words “herein,” “~~hereof’~~hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

~~(iv) additional definitions are on Exhibit B.~~

(iv) the term “including” is not limiting and means “including but not limited to”.

(b) Definitions.

“1933 Act Registration Statement” has the meaning set forth in Section 2.9 hereof.

“1934 Act Registration Statement” has the meaning set forth in Section 2.9 hereof.

“1940 Act” means the Investment Company Act of 1940, as amended.

“462(b) Registration Statement” has the meaning set forth in Section 2.9 hereof.

“Acquirer” has the meaning set forth in Section 9.3 hereof.

“Acquisition Exchange” has the meaning set forth in Section 9.3 hereof.

“Affiliate”means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any officer, director, general member, member or trustee of such Person. For purposes of this definition, the terms “controlling,” “controlled by”or “under common control with” shall mean, with respect to any Persons, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least fifty percent (50%) of the directors, managers, general members or Persons exercising similar authority with respect to such Person.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Allocation Interests” has the meaning set forth in the Sponsor Agreement.

“Associate” has the meaning ascribed to such term in Rule 12b-2 of the Rules and Regulations promulgated under the Exchange Act.

“Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 of the Rules and Regulations promulgated under the Exchange Act.

“Board of Directors” means the Board of Directors of the Sponsor or any committee thereof that has been duly authorized by the Board of Directors to make a decision on the matter in question or bind the Sponsor as to the matter in question.

“Business Combination” means:

(i) any merger or consolidation of the Trust with (A) an Interested Shareholder, or (B) any other Person (whether or not itself an Interested Shareholder) that is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Shareholder; or

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with, or proposed by or on behalf of, an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder of any property or assets of the Trust having an aggregate Fair Market Value as of the date of consummation of the transaction giving rise to the Business Combination of not less than ten percent (10%) of the Net Investment Value as of such date;

(iii) the issuance or transfer by the Trust, the Sponsor or any Subsidiary thereof (in one transaction or a series of transactions) of any securities of the Trust to, or proposed by or on behalf of, an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value as of the date of consummation of the transaction giving rise to the Business Combination of not less than ten percent (10%) of the Net Investment Value as of such date; or

(iv) any spin-off or split-up of any kind of the Trust thereof proposed by or on behalf of an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder; or

(v) any reclassification of the Shares (including any reverse split of Shares) or recapitalization of the Trust or any merger or consolidation of the Trust with the Sponsor or any Subsidiary thereof, or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder), that has the effect, directly or indirectly, of increasing the proportionate share of Outstanding Shares which is beneficially owned by an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder; or

(vi) any agreement, contract or other arrangement providing for any one or more of the actions specified in clauses (i) through (iv) above.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banks in The City of New York are required, permitted or authorized, by applicable law or executive order, to be closed for regular banking business.

“Chairman” has the meaning set forth in the Sponsor Agreement.

“Common Shares” means any Shares that are not Preferred Shares.

“Commission” means the U.S. Securities and Exchange Commission.

“Continuing Director” means (i) any director of the Sponsor who (A) is neither the Interested Shareholder involved in the Business Combination as to which a determination of Continuing Directors is provided hereunder, nor an Affiliate, Associate, employee, agent or nominee of such Interested Shareholder, or a relative of any of the foregoing, and (B) was a director of the Board of Directors prior to the time that such Interested Shareholder became an Interested Shareholder, or (ii) any successor of a Continuing Director described in clause (i) above who is recommended or elected to succeed a Continuing Director by the affirmative vote of a majority of Continuing Directors then on the Board of Directors.

“Corresponding Shares” has the meaning set forth in Section 2.3(b) hereof.

“Delaware Statutory Trust Act” means chapter 38 of title 12 of the Delaware Code, 12 Del. C. Section 3801 et seq., as it may be amended from time to time.

“Delaware Trustee” means the Person identified as the “Delaware Trustee” in the preamble to this Agreement solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

~~“Depositary Agreement” has the meaning set forth in Section 2.9 hereof.~~

“Distributions”means amounts payable in respect of the Shares as provided in Section 3.1 hereof.

“Early Termination Event” has the meaning set forth in Section 9.4 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date:

(i) in the case of Shares, the average of the closing sale prices for such Shares during the ten (10) Business Days immediately preceding such date:

(A)	as reported for composite transactions by the New York Stock Exchange;

(B)	if such Shares are not so reported by the New York Stock Exchange, the price of Shares as reported, quoted or listed on any other principal U.S. national or regional securities exchange;

(C)	if such equity securities are not so reported, quoted or listed, the last quoted bid price for Shares in the over-the-counter market as reported by the National Quotation Bureau or a similar organization; or

(ii) if Shares are not so reported, quoted or listed, or in the case of any other Property, the fair market value of such Shares or such Property on the date in question as determined by a majority of the Board of Directors in good faith; provided, that if the Manager shall dispute any such determination of fair market value by the Board of Directors, fair market value shall be determined by the investment banking or professional valuation firm selected by the Board of Directors from among no fewer than three qualified candidates provided by the Manager.

“Fiscal Quarter” means the Sponsor’s fiscal quarter for purposes of its reporting obligations under the Exchange Act.

“Future Investments” means contractual commitments to invest represented by definitive agreements.

“Indemnified Persons” has the meaning set forth in Section 8.4 hereof.

“Interested Shareholder” means, as of any date, any Person (other than the Manager and its Affiliates, the Trust, the Sponsor or any Subsidiary of the Sponsor, any employee benefit plan maintained by the Sponsor or any Subsidiary thereof or any trustee or fiduciary with respect to any such plan when acting in such capacity) that:

(i) is, or was at any time within the three-year period immediately prior to such date, the Beneficial Owner of fifteen percent (15%) or more of the then Outstanding Voting Shares and who did not become the Beneficial Owner of such amount of Shares pursuant to a transaction that was approved by the affirmative vote of a majority of the Board of Directors; or

(ii) is an assignee of, or has otherwise succeeded to, any Outstanding Voting Shares of which an Interested Shareholder was the Beneficial Owner at any time within the three-year period immediately prior to such date, if such assignment or succession occurred in the course of a transaction, or series of transactions, not involving a public offering within the meaning of the Securities Act.

For the purpose of determining whether a Person is an Interested Shareholder, the Shares that may be issuable or exchangeable by the Trust to the Interested Shareholder pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, warrants or options, or otherwise, shall be included, but not any other Shares that may be issuable or exchangeable by the Trust pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, warrants or options, or otherwise, to any Person who is not the Interested Shareholder.

“Managed Subsidiary” has the meaning set forth in the Management Services Agreement.

“Management Services Agreement” means the Management Services Agreement, entered into by and among the Manager, the Sponsor and other parties thereto, dated as of April 25, 2006, as amended prior to the date hereof~~,~~ and as may be further amended, revised, supplemented or otherwise modified from time to time.

“Manager” means Compass Diversified Management LLC, and any successor thereto, in its capacity as manager under the Management Services Agreement or in its capacity as holder of the Allocation Interests in the Sponsor, as the case may be.

“Market Value” means, as of any date, the product of (i) the average number of Outstanding Shares, other than treasury Shares, during the last fifteen (15) Business Days of the most recently completed Fiscal Quarter as of such date, multiplied by (ii) the volume weighted average trading price per Share, as determined by reference to the relevant securities exchange identified in clause (i) of the definition of Fair Market Value, over such fifteen (15) Business Days.

“Net Investment Value” means, as of any date, the sum of:

(i) the Market Value as of such date; plus

(ii) the amount of any borrowings (other than intercompany borrowings) of the Sponsor and its Managed Subsidiaries (but not including borrowings on behalf of any Subsidiary of the Managed Subsidiaries) as of such date; plus

(iii) the value of Future Investments of the Sponsor and/or any of its Subsidiaries other than cash or cash equivalents, as calculated by the Manager and approved by a majority of the Continuing Directors, as of such date; provided, that such Future Investments have not been outstanding for more than two consecutive full Fiscal Quarters as of such date; less

(iv) the aggregate amount held by the Sponsor and its Managed Subsidiaries in cash or cash equivalents (but not including cash or cash equivalents held specifically for the benefit of any Subsidiary of a Managed Subsidiary) as of such date.

“New York Stock Exchange” means the New York Stock Exchange or any successor thereto.

“Original Agreement” has the meaning set forth in the recitals to this Agreement.

“Outstanding Shares” means, as of any date, all Shares theretofore executed and delivered, including in electronic form, under this Agreement, except:

(i) Shares theretofore canceled or delivered for cancellation; and

(ii) Shares delivered in exchange for or in lieu of which other Shares have been executed and delivered pursuant to Section 4.5.

“Outstanding Voting Shares” means all Outstanding Shares with respect to which the holder thereof is, pursuant to this Agreement or the applicable Share Designation, entitled to vote on matters submitted for consent or approval of Shareholders under this Agreement.

“Person” means any individual, partnership (whether general or limited), limited liability company, corporation, trust, estate, association, nominee or other entity as well as any syndicate or group deemed to be a person under Section l4(d)(2) of the Exchange Act.

“Preferred Shares” means a class or series of beneficial interests in the Trust that entitles the Person in whose name such beneficial interests are registered on the books that the Sponsor has caused to be kept as of the opening of business on a particular Business Day to a preference or priority over the holders of any other class or series of beneficial interests in the Trust in (i) the right to share in Profits or Losses or items thereof, (ii) the right to share in Trust distributions, and/or (iii) rights upon dissolution or liquidation of the Trust.

“Property” means all real and personal property acquired by the Trust, including cash, and any improvements thereto, and shall include both tangible and intangible property.

“Registration Statements” has the meaning set forth in Section 2.9 hereof.

“Regular Trustee” means the Persons identified as the “Regular Trustee” in the preamble to this Agreement, each solely in his own capacity as Regular Trustee of the Trust and not in his own individual capacity, or such Regular Trustee’s successor in interest in such capacity, or any successor in interest in such capacity, or any successor Regular Trustee appointed as herein provided.

“Relevant Trustee” has the meaning set forth in Section 8.6(a) hereof.

“Rules and Regulations” means the rules and regulations promulgated under the Exchange Act or the Securities Act.

“Secretary” has the meaning set forth in the Sponsor Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

~~“Share” means the shares of the Trust, each representing one undivided beneficial interest issued by the Trust corresponding to one underlying Sponsor Interest held by the Trust.~~

“Share Certificate” means , with respect to Common Shares, a certificate evidencing ownership ~~of Shares,~~ thereof substantially in the form attached as Exhibit A to the Current Agreement or substantially in the form attached hereto as Exhibit A and, with respect to Preferred Shares, such certificates, if any, as specified in the applicable Share Designation.

“Share Designation” has the meaning assigned to such term in Section 2.4(b). Any Share Designation shall constitute part of this Agreement.

“Share Register” has the meaning set forth in Section 4.2.

“Shareholder” means a Person in whose name a Share Certificate representing a Share is registered or a Person in whose name a book-entry position is maintained, such Person being a beneficial owner of ~~such Share~~the Trust within the meaning of the Delaware Statutory Trust Act.

“Shares” means the shares of the Trust, each representing one undivided beneficial interest issued by the Trust corresponding to one underlying Sponsor Interest held by the Trust. Shares may be Common Shares or Preferred Shares, and may be issued in one or more series or, in the case of Preferred Shares, classes.

“Sponsor” has the meaning set forth in the preamble to this Agreement.

“Sponsor Agreement” means the ~~Second~~Fifth Amended and Restated Operating Agreement of the Sponsor, ~~as amended, revised, supplemented or otherwise modified from time to time,~~ dated as of the date hereof~~,~~ and entered into by and between the Trust and the Manager, as may be amended, revised, supplemented or otherwise modified from time to time.

“Sponsor Interest” means the Trust Interests.

“Subsidiary” means, with respect to any Person, any corporation, company, joint venture, limited liability company, association or other Person in which such Person owns, directly or indirectly, more than fifty percent (50%) of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such Person.

“Transfer Agent” means, with respect to the Shares and the Sponsor Interests, Broadridge Corporate Issues Solutions, Inc. ~~The Bank of New York, Inc.~~ or any successor(s) thereto.

“Trust” has the meaning set forth in the recitals hereof and which is continued hereby and identified on the cover page of this Agreement.

“Trust ~~Interest~~Interests” has the meaning set forth in the Sponsor Agreement.

“Trust Property” means the Sponsor Interests owned by the Trust including any distribution thereon, or any other property or assets relating thereto.

“Trust’s Notice” has the meaning set forth in Section 5.4 hereof.

“Trustees” has the meaning set forth in the preamble to this Agreement.

“Voluntary Exchange” has the meaning set forth in ~~section~~Section 9.2 hereof.

ARTICLE II

ESTABLISHMENT OF THE TRUST

Section 2.1 Name

(a) The name of the Trust shall continue to be Compass Diversified Holdings and all business of the Trust shall be conducted in such name~~. The~~; provided, however, that the Sponsor, acting through the Board of Directors, may change the name of the Trust upon ten (10) Business Days’ written notice to the Shareholders and the Trustees, which name change shall be effective upon the filing by the Regular Trustees of a certificate of amendment or a restated certificate pursuant to Section 3810 of the Delaware Statutory Trust Act.

(b) The Regular Trustees shall take all action and do all things necessary to give effect to the requirements of Section 9.5 of the Management Services Agreement.

Section 2.2 Office of the Delaware Trustee; Principal Place of Business

The address of the Delaware Trustee in the State of Delaware is ~~502 White Clay Center, Route 273 P.O. Box 6973, Newark~~301 Bellevue Parkway, 3rd Floor, Wilmington, Delaware ~~19711,~~19809 or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Shareholders and the Sponsor. The principal executive offices of the Trust are Sixty One Wilton Road, Second Floor, Westport, Connecticut 06880. The Sponsor, acting through the Board of Directors, may change the principal executive offices of the Trust to any other place within or without the State of Delaware upon written notice to the Trustees.

Section 2.3 Trust to Be Sole Owner of Sponsor Interests

(a) The Sponsor shall issue Sponsor Interests to the Trust and simultaneously therewith the Trust shall issue Corresponding Shares in accordance with the requirements of Section 2.3(b). Subject to Sections 9.2 and 9.3, it is intended that the Trust shall be the sole holder and owner of one hundred percent (100%) of the Sponsor Interests, and the Sponsor shall not issue, sell, or otherwise transfer any of its Sponsor Interests to any Person other than the Trust. Subject to Sections 9.2 and 9.3, the Trust shall not sell, lease, exchange, mortgage, pledge or otherwise transfer any of its Sponsor Interests to any other Person.

(b) At all times, the Trust shall have outstanding the identical number of Shares as the number of Sponsor Interests that have been issued and are outstanding~~.~~, which Shares shall be of the same class and series (“Corresponding Shares”) as the corresponding Sponsor Interests. At all times, the Trust shall be the sole owner of the Trust Property and shall only own the Trust Property.

Section 2.4 Authorized Shares

(a) The Trust shall be authorized to issue (i) one class of Common Shares (in one or more series) in an aggregate amount of up to five hundred million (500,000,000) of such Shares~~; any~~ and (ii) [                    (            )] million Preferred Shares ~~of~~(in one or more ~~than one such~~classes or series ~~shall constitute one and the same class of security.~~). The Trust is prohibited from issuing any other class of equity securities, any debt securities or any derivative securities. ~~The~~Subject to any applicable Share Designation, the aggregate number of Shares that are authorized may be increased from time to time by an amendment of this Agreement upon the adoption of a resolution by the affirmative vote of at least a majority of the Board of Directors declaring such amendment to be advisable and the approval of such amendment by the affirmative vote of the holders of a majority of the then Outstanding Voting Shares present in person or represented by proxy at a meeting of the Shareholders.

(b) Preferred Shares

(i) Without the consent or approval of any Shareholders, Preferred Shares may be issued by the Trust in one or more classes or series, with such designations, preferences, rights, powers and duties (which may be junior to, equivalent to, or senior or superior to, any existing class or series of Shares) as shall be fixed by the Board of Directors and reflected in a written action or actions approved by the Board of Directors (each, a “Share Designation”), including (i) the right to share in Profits and Losses or items thereof; (ii) the right to share in distributions, the dates distributions will be payable and whether distributions with respect to such series or class will be cumulative or non-cumulative; (iii) rights upon dissolution and liquidation of the Trust; (iv) whether, and the terms and conditions upon which, the Trust may redeem such Preferred Shares; (v) whether such Preferred Shares are issued with the privilege of conversion or exchange and, if so, the conversion or exchange price or prices or rate or rates, any rate adjustments, the date or dates on which, or the period or period during which, such Preferred Shares will be convertible or exchangeable and all other terms and conditions upon which the conversion or exchange may be made; (vi) the terms and conditions upon which such Preferred Shares will be issued, evidenced by certificates and assigned or transferred; (vii) the method for determining the Percentage Interest as to such Preferred Shares; (viii) the terms and amounts of any sinking fund provided for the purchase or redemption of such Preferred Shares of the class or series; (ix) whether there will be restrictions on the issuance of Preferred Shares of the same class or series or any other class or series; and (x) the right, if any, of the holder of each such Preferred Share to vote on Trust matters, including matters relating to the relative rights, preferences and privileges of such Preferred Shares. A Share Designation (or any resolution of the Board of Directors amending any Share Designation) shall be effective when a duly executed original of the same is delivered to the Secretary of the Sponsor for inclusion among the books and records of the Sponsor, and shall be annexed to, and constitute part of, this Agreement. Unless otherwise provided in the applicable Share Designation, the Board of Directors may at any time increase or decrease the amount of Preferred Shares of any class or series, but not below the number of Preferred Shares of such class or series that are then Outstanding Shares.

(ii) Notwithstanding anything to the contrary in this Agreement, including in Section 10.2 hereof, the Board of Directors may, without the consent or approval of any Shareholders, amend this Agreement (including any Share Designation) and make any filings under the Delaware Statutory Trust Act or otherwise to the extent the Board of Directors determines that it is necessary or desirable in order to effectuate any issuance of Preferred Shares pursuant to this Article 2. The terms of any Share Designation adopted hereunder may amend the provisions of this Agreement or any other Share Designation.

(iii) The Board of Directors may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, in one or more classes or series.

Section 2.5 Shareholders to be Bound

Every Shareholder, by holding and receiving a Share, or otherwise becoming a beneficial owner of, the Trust, agrees with the Trust to be bound by the terms of this Agreement and any applicable Share Designation.

Section 2.6 Issuance of Additional Shares

The Sponsor shall have authority, without the consent or approval of any Shareholder or any other Person, to authorize the issuance, from time to time, of authorized but unissued Corresponding Shares and cause the Trust to issue such additional Corresponding Shares in exchange for and upon receipt of an equal number of Sponsor Interests. Upon the issuance of such additional Corresponding Shares, one of the Regular Trustees shall, subject to any applicable Share Designation, execute in accordance with Section 4.2 one or more Share Certificates in certificated, fully registered form and shall deliver such Share Certificates to the Transfer Agent. The Trust may issue the Shares~~, in one or more series,~~ in any manner, subject to this Agreement, any applicable Share Designation and applicable law, that the Sponsor, acting through its Board of Directors, in its sole discretion, deems appropriate and advisable.

Section 2.7 Repurchase of Outstanding Shares at Direction of the Sponsor

(a) From time to time and at the direction of the Sponsor, acting through the Board of Directors, the Trust shall conduct a capital reduction, including the repurchase of any number of ~~Outstanding~~outstanding Corresponding Shares, on similar terms to the capital reduction simultaneously conducted by the Sponsor with respect to the Sponsor Interests and shall ensure that an identical number of each class and series of Sponsor Interests and Shares are issued and outstanding at any one time.

(b) Any Shares tendered and repurchased by the Trust in accordance with this Section 2.7 shall not be deemed canceled pursuant to Section 3818 of the Delaware Statutory Trust Act but instead, shall be deemed to be authorized and issued, but not outstanding, and may subsequently be sold or transferred for due consideration.

Section 2.8 Agreement of Trust

The purposes of the Trust are to (i) issue Shares of beneficial interest in Trust Property, each Share corresponding to one Sponsor Interest held by the Trust, (ii) own the Sponsor Interests and (iii) engage in such other activities as are necessary, convenient or incidental hereto. Each Shareholder registered on the books of the Trust shall be a “beneficial owner” within the meaning of the Delaware Statutory Trust Act. It is intended that the Trust shall qualify as a partnership for U.S. federal income tax purposes. Subject to Article IX, the Trustees are not authorized to sell, exchange, convey, pledge, encumber, or otherwise transfer, assign or dispose of the Sponsor Interests held by the Trust nor invest or reinvest the assets of the Trust. There shall be no implied duties or obligations of the Trustees hereunder. Any action by the Trustees in accordance with their respective powers shall constitute the act of and serve to bind the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Sponsor, Manager, the Board of Directors or the Regular Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Statutory Trust Act and for taking such actions as are required to be taken by a Delaware trustee under the Delaware Statutory Trust Act. The duties (including fiduciary duties), liabilities and obligations of the Delaware Trustee shall be limited to (a) accepting legal process served on the Trust in the State of Delaware and (b) the execution of any certificates required to be filed with the Secretary of State of the State of Delaware that the Delaware Trustee is required to execute hereunder or under Section 3811 of the Delaware Statutory Trust Act and there shall be no other duties (including fiduciary duties) or obligations, express or implied, at law or in equity, of the Delaware Trustee. Notwithstanding anything herein to the contrary, the Delaware Trustee shall not be liable for the acts or omissions of the Trust, the Sponsor, the Regular Trustees, the Manager or the Board of Directors.

Section 2.9 Authorization to Enter into Certain Transactions

(a) The Sponsor is hereby authorized and directed, as an agent on behalf of the Trust, to engage in the following activities:

(i) to prepare and file with the Commission and execute, in each case on behalf of the Trust, (a) any registration statement from time to time on Form S-1 or any applicable form at such time, as applicable (a “1933 Act Registration Statement”), including any pre-effective or post-effective amendments thereto, including any preliminary prospectus, prospectus, prospectus supplement, free writing prospectus or pricing supplement relating thereto, relating to the registration of any Shares under the Securities Act, (b) any registration statement filed, from time to time, pursuant to Rule 462(b) under the Securities Act (the “462(b) Registration Statement” and, together with the 1933 Act Registration Statement, the “Registration Statements”), including any amendments thereto, relating to the registration of any Shares under the Securities Act and (c) as applicable, a registration statement on Form 8-A (a “1934 Act Registration Statement”), including any pre-effective or post-effective amendments thereto, relating to the registration of any Shares under Section 12(b) or (g) of the Exchange Act;

(ii) to prepare and file with the New York Stock Exchange and/or any other securities exchange and execute, in each case on behalf of the Trust, a listing application and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Shares to be listed or quoted on the New York Stock Exchange and/or any other securities exchange;

(iii) to prepare and file and execute, in each case on behalf of the Trust, such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers, applications, filings and other documents as shall be necessary or desirable to register the Shares under the securities or “blue sky” laws of such jurisdictions as the Sponsor, on behalf of the Trust, may deem necessary or desirable;

(iv) to select underwriters or other purchasing or placement agents relating to the public offering or any issuance of any Shares pursuant to any Registration Statements;

(v) to negotiate the terms and conditions of, and execute on behalf of the Trust, any underwriting agreements or other purchase or placement agreements or other agreements relating to the public or private offering of any Shares in exchange for Sponsor Interests, including, without limitation, agreements relating to the registration of such Shares;

(vi) to execute and deliver, in each case on behalf of the Trust, such certifications or reports required by the Sarbanes-Oxley Act of 2002 from time to time as may be necessary or proper to the conduct of the business of the Trust;

(vii) to pay any filing, application or other fees associated with any of the foregoing actions, including those to the Commission, the National Association of Securities Dealers, any securities exchange, any agents or any other Person;

(viii) to select a transfer agent, including the Transfer Agent, and negotiate the terms and conditions of, and execute on behalf of the Trust, a transfer agent agreement; and

(ix) to select a custodian as holder of any Trust Property and negotiate the terms and conditions of, and execute on behalf of the Trust, a custodian agreement;

(x) to negotiate the terms and conditions of, and execute on behalf of the Trust, from time to time a depositary share agreement, or any replacement thereof, with a nationally recognized bank with combined capital and surplus of $50 million or more for the purpose of establishing a depositary share program for the Shares of the Trust ~~(the “Depositary Agreement”)~~ and to engage such nationally recognized bank as agent with respect thereto;

(xi) to negotiate the terms and conditions of, and execute on behalf of the Trust, such agreements, documents and certificates, and to do such other acts and things as the Sponsor may deem to be necessary or advisable in order to (w) give effect to any of the foregoing, (x) in connection with the public offering or any future issuance of the Shares, (y) carry out the purpose and intent of the Trust or (z) to comply or give effect to any terms or provisions of this Agreement.

(b) It is hereby acknowledged and agreed that in connection with any execution, filing or document referred to in clauses (i)—(~~ix~~xi) above, (A) any Regular Trustee or the Sponsor singly be, and hereby is, authorized on behalf of the Trust to file and execute such document on behalf of the Trust and (B) the Delaware Trustee shall not be required or be deemed necessary to join in any such filing or action or execute on behalf of the Trust any such document or to take any such action.

Section 2.10 Title to Trust Property

Legal title to all Trust Property shall be vested at all times in the Trust and shall be held and administered by the Regular Trustees for the benefit of the Trust and the Shareholders in accordance with this Agreement. No Shareholder shall have legal title to any part of the Trust Property, but shall have an undivided beneficial interest in the Trust Property.

Section 2.11 Certain Covenants of the Sponsor

The Sponsor shall use its best efforts, consistent with the terms and provisions of this Agreement, to cause the Trust to remain classified as a “partnership” for U.S. federal income tax purposes.

ARTICLE III

DISTRIBUTIONS

Section 3.1 Distributions

The Regular Trustees shall pay Distributions, or cause the payment of Distributions, to the applicable Shareholders of all distributions received by the Trust with respect to the Sponsor Interests from the Sponsor within five (5) Business Days of receipt thereof. Such Distributions shall be paid to Shareholders appearing on the Share Register for the Outstanding Shares who are Shareholders as of the record date established by the Sponsor for the payment of distributions on the Sponsor Interests. Any such Distributions shall be allocated to Shareholders of the Corresponding Shares in the same proportions as any such distributions were made per the applicable Sponsor Interest by the Sponsor.

Section 3.2 Payment Procedures

Payments of Distributions in respect of the Shares shall be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear on the Share Register, or (ii) wire transfer of immediately available funds to an account maintained by the Person entitled thereto as specified in the Share Register.

Section 3.3 Tax Returns and Reports

The Regular Trustees shall prepare (or cause to be prepared), at the Trust’s expense, and file or provide (or cause to be filed or provided) all U.S. federal, state and local tax and information returns and reports required to be filed or provided to Shareholders by or in respect of the Trust. The Regular Trustees shall comply in all material respects with U.S. federal, state and local withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Shareholders upon the Shares. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Shareholder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Shareholder. In the event of any claimed over-withholding, Shareholders shall be limited to an action against the applicable taxing jurisdiction.

Section 3.4 Allocation of Profits and Losses.

All Profits and Losses of the Trust (and related items of taxable income, loss, deduction and credit) shall be allocated to the Shareholders, subject to any applicable Share Designations, in accordance with their Percentage Interests. The provisions of Exhibit B shall apply with respect to the Trust.

ARTICLE IV

SHARE CERTIFICATES

Section 4.1 Share Certificates

The Shares shall be issued in electronic book-entry form or shall, subject to any applicable Share Designation, be ~~otherwise~~ evidenced by ~~the~~ Share Certificates ~~that are issued substantially in the form of Exhibit A hereto~~. Each Share Certificate shall bear a serial number, shall exhibit the Shareholder’s name and the number of Shares evidenced thereby and shall be executed on behalf of the Trust by manual or facsimile signature of one of the Regular Trustees. Share Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Share Certificates or did not hold such offices at the date of delivery of such Share Certificates. A transferee of a Share Certificate shall become a Shareholder, and shall, subject to any applicable Share Designation, be entitled to the rights and subject to the obligations of a Shareholder hereunder, upon due registration of such Share Certificate in such transferee’s name pursuant to Section 4.4.

Section 4.2 Share Register

The Sponsor shall retain the Transfer Agent to keep a register or registers (herein referred to as the “Share Register”) in which shall be recorded the name and address of each Person owning the Outstanding Shares as maintained by the Transfer Agent electronically with respect to any Shares issued in book-entry form or as otherwise evidenced by each Share Certificate evidencing Shares issued by the Trust, the number of Shares evidenced by each such Share Certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the Person or entity in whose name Shares stand on the Share Register of the Trust shall be deemed the Beneficial Owner and Shareholder of record thereof for all purposes.

Section 4.3 Transfer of Shares

Registration of transfers of Shares shall be made only in the Share Register of the Trust upon request of the registered Shareholder of such Shares, or of his attorney thereunto authorized by power of attorney duly executed and filed with the Transfer Agent, and upon the surrender of the Share Certificate or Share Certificates or the corresponding book-entry position evidencing such Shares properly endorsed or accompanied by a stock power duly executed, together with such proof of authenticity of signatures as the Transfer Agent may reasonably require, or as properly presented for transfer by a depositary or clearing agent with respect to any book-entry position of Shares. All Share Certificates surrendered for transfer shall be canceled before new Share Certificates for the transferred Shares shall be issued. Upon surrender for registration of transfer, and cancellation, of any Share Certificate, one of the Regular Trustees shall execute in the name of the designated transferee or transferees, one or more new Share Certificates.

Section 4.4 Mutilated, Lost, Destroyed or Stolen Share Certificates

Each Shareholder of record of Shares shall promptly notify the Trust of any mutilation, loss or destruction of any Share Certificate of which such Shareholder is the recordholder. The Sponsor may, in its discretion, cause the Transfer Agent to issue a new Share Certificate in place of any Share Certificate theretofore issued by it and alleged to have been mutilated, lost, stolen or destroyed, upon surrender of the mutilated Share Certificate or, in the case of loss, theft or destruction of the Share Certificate, upon satisfactory proof of such loss, theft or destruction, and the Sponsor may, in its discretion, require the Shareholder of record of the Shares evidenced by the lost, stolen or destroyed Share Certificate, or his legal representative, to give the Transfer Agent a bond sufficient to indemnify the Transfer Agent against any claim made against it on account of the alleged loss, theft or destruction of any such Share Certificate or the issuance of such new Share Certificate.

Section 4.5 Rights of Shareholders

The legal title to the Trust Property is vested exclusively in the Trust in accordance with Section 2.10, and the Shareholders shall not have any right or title therein other than the undivided beneficial interest in the Trust Property conferred by their Shares and they shall have no right to call for any partition or division of Property, profits or rights of the Trust except as described below~~.~~ or in the applicable Share Designation. The Shares shall be personal property giving only the rights specifically set forth therein and in this Agreement. ~~The~~Subject to any applicable Share Designation, the Shares shall have no preemptive or similar rights and, when issued and delivered to Shareholders against payment of the purchase price therefor and otherwise in accordance with this Agreement, shall be deemed validly issued, fully paid and nonassessable undivided beneficial interests in Trust Property. Shareholders, in their capacities as such, shall be entitled to the benefits provided in this Agreement and to the same limitation of personal liability extended to shareholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

ARTICLE V

MEETINGS; VOTING

Section 5.1 Annual Meetings of Shareholders

The annual meeting of Shareholders to direct the voting of the Trust, as a member of the Sponsor, shall be called by the Sponsor, pursuant to the Sponsor Agreement, and held at such date, at such time and at such place (if any) within or without the State of Delaware as may be designated by resolution adopted by a majority of the Board of Directors. Any other business may be transacted at the annual meeting; provided, that it is properly brought before the meeting.

Section 5.2 Special Meetings of Shareholders

Special meetings of Shareholders shall be held on such date, at such time and at such place (if any) within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Special meetings of Shareholders may be called at any time only by the Chairman of the Board of Directors or by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors. Business transacted at any special meeting of Shareholders shall be limited to the purpose stated in the notice relating thereto.

Section 5.3 Place of Meeting

The Board of Directors may designate the place (if any) of meeting for any meeting of Shareholders. If no designation is made by the Board of Directors, the place of meeting shall be the principal executive office of the Sponsor. In lieu of holding any meeting of Shareholders at a designated place, the Board of Directors may, in its sole discretion, determine that any meeting of Shareholders may be held solely by means of remote communication.

Section 5.4 Notice of Meeting

(a) A notice of meeting, stating the place (if any), day and hour of the meeting, and the means of remote communication, if any, by which Shareholders and proxy holders may be deemed to be present in person and vote at such meeting (the “Trust’s Notice”), shall be prepared and delivered by the Sponsor not less than twenty (20) days and not more than sixty (60) days before the date of the meeting, either personally, by mail or, to the extent and in the manner permitted by applicable law, electronically, to each Shareholder of record. In the case of special meetings, the notice shall state the purpose or purposes for which such special meeting is called. Such further notice shall be given as may be required by applicable law. Any previously scheduled meeting of the Shareholders may be postponed, and (unless this Agreement otherwise provides) any special meeting of the Shareholders may be canceled, by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of Shareholders.

(b) The Trust’s Notice to Shareholders shall be given personally, by mail or, to the extent and in the manner permitted by applicable law, electronically to each Shareholder of record. If mailed, such notice shall be delivered by postage prepaid envelope directed to each holder at such Shareholder’s address as it appears in the records of the Trust and shall be deemed given when deposited in the United States mail.

Any Trust’s Notice to Shareholders given by the Trust pursuant to this Section 5.4 shall be effective if given by a form of electronic transmission consented to by the Shareholder to whom the notice is given. Any such consent shall be revocable by the Shareholder by written notice to the Trust and shall also be deemed revoked if (1) the Trust is unable to deliver by electronic transmission two consecutive notices given by the Trust in accordance with such consent, and (2) such inability becomes known to the Secretary of the Sponsor, the Transfer Agent or other person responsible for the giving of notice; provided, that, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Notice given by electronic transmission pursuant to this subsection shall be deemed given: (1) if by facsimile telecommunication, when directed to a facsimile telecommunication number at which the Shareholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the Shareholder has consented to receive notice; (3) if by posting on an electronic network together with separate notice to the Shareholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the Shareholder. An affidavit of the Secretary or an assistant Secretary or of the Transfer Agent or other agent of the Sponsor that the notice has been given by personal delivery, mail or a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(c) In order that the Trust may determine the Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) or fewer than twenty (20) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

Section 5.5 Quorum and Adjournment

Except as otherwise provided by applicable law or by this Agreement, the Shareholders present in person or by proxy holding a majority of the then Outstanding Voting Shares ~~entitled to vote~~, shall, subject to any applicable Share Designation, constitute a quorum at a meeting of Shareholders. The Chairman or the holders of a majority of the then Outstanding Voting Shares ~~entitled to vote~~ so represented may adjourn the meeting from time to time, whether or not there is such a quorum. The Shareholders present at a duly organized meeting at which a quorum is present in person or by proxy may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum.

When a meeting is adjourned to another time and place, if any, unless otherwise provided by this Agreement, notice need not be given of the reconvened meeting if the date, time and place, if any, thereof and the means of remote communication, if any, by which Shareholders and proxyholders may be deemed to be present in person and vote at such reconvened meeting are announced at the meeting at which the adjournment is taken. If the time, date and place of the reconvened meeting are not announced at the meeting at which the adjournment is taken, then the Secretary of the Sponsor shall give written notice of the time, date and place of the reconvened meeting not less than twenty (20) days prior to the date of the reconvened meeting.

At the reconvened meeting, the Shareholders may transact any business that might have been transacted at the original meeting. A determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of such meeting; provided, however, that the Board of Directors may fix a new record date for the reconvened meeting. If an adjournment is for more than thirty (30) days or if, after an adjournment, a new record date is fixed for the reconvened meeting, a notice of the reconvened meeting shall be given to each Shareholder entitled to vote at the meeting.

Section 5.6 Voting

(a) Subject to the provisions of this Section 5.6 and Section 5.7, the Shareholders shall have the exclusive and absolute right to direct the Regular Trustees with respect to the voting of the Trust on all matters that it, as holder of the Sponsor Interests, is entitled to vote upon under the terms of the Sponsor Agreement or applicable law and the Regular Trustees shall cause the Trust to vote its Sponsor Interests as so directed by the Shareholders.

(b) When the Trust is required or permitted to vote with respect to the Sponsor Interests, the Sponsor shall prepare and deliver to the Regular Trustees the form of proxy materials to enable the Regular Trustees to solicit from the Shareholders entitled to vote the manner in which ~~the~~such Shareholders desire the Regular Trustees to vote the Sponsor Interest corresponding to their Shares.

~~Shareholders~~ A Shareholder shall, subject to any applicable Share Designation, be entitled to one vote for each ~~Share~~Outstanding Voting Share held by such Shareholder in respect of any matter as to which the Trust as a member of the Sponsor is entitled to vote as provided in the Sponsor Agreement.

(c) All ~~Shares~~Sponsor Interests owned by the Trust shall, to the extent practicable under the circumstances, be voted in the same proportion as ~~the Shares~~such Sponsor Interests are directed to be voted by the Shareholders entitled to vote, including for purposes of determining a quorum, in favor of, in opposition to or abstaining from the matter voted upon. If such calculation of votes would require a fractional vote, the Regular Trustees shall vote the next lower number of whole ~~Shares~~Sponsor Interests.

Section 5.7 Proxies

At all meetings of Shareholders, a Shareholder entitled to vote may vote by proxy as may be permitted by applicable law; provided, that, no proxy shall be voted after three (3) years from its date, unless the proxy provides for a longer period in accordance with this Agreement. Any proxy to be used at a meeting of Shareholders must be filed with the Secretary of the Sponsor or his or her representative at or before the time of the meeting. A Shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date.

Section 5.8 Notice of Shareholder Business and Nominations

(a) Annual Meetings of Shareholders

(i) Nominations of individuals for election by the Trust to the Board of Directors, other than the Manager’s appointed directors for so long as the Manager is entitled to appoint directors to the Board of Directors pursuant to the terms of the Sponsor Agreement, and the proposal of business to be considered by Shareholders, may be made at an annual meeting of Shareholders (A) pursuant to the Trust’s Notice of meeting delivered pursuant to Section 5.4 hereof, (B) by or at the direction of the Board of Directors or (C) by any Shareholder who is entitled to vote at the meeting, who complies with the notice procedures set forth in clauses (ii) and (iii) of this Section 5.8(a).

In addition to any other applicable requirements, for a nomination for election of a director of the Sponsor to be made by a Shareholder (other than the Manager’s appointed directors) or for business to be properly brought before an annual meeting by a Shareholder, such Shareholder must (A) be a Shareholder of record on both (1) the date of the delivery of such nomination or the date of the giving of the notice provided for in this Section 5.8(a) and (2) the record date for the determination of Shareholders entitled to vote at such annual meeting, and (B) have given timely notice thereof in proper written form in accordance with the requirements of this Section 5.8 (a) to the Secretary.

(ii) For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to this Section 5.8(a~~)(i)(C~~), a Shareholder must have given timely notice thereof in writing to the Secretary and, in the case of business other than nominations, such other business must otherwise be a proper matter for Shareholder action. Except to the extent otherwise required by applicable law, to be timely, a Shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Sponsor not less than one hundred and twenty (120) days nor more than one hundred and fifty (150) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by a Shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Trust. In the case of the first annual meeting of Shareholders, a Shareholder’s notice shall be timely if it is delivered to the Secretary at the principal executive offices of the Sponsor not earlier than the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement or an adjournment or postponement of an annual meeting commence a new time period for the giving of a Shareholder’s notice as described in this Section 5.8(a).

Subject to Section 5.8(a)(i), such Shareholder’s notice shall set forth: (A) as to each individual whom the Shareholder proposes to nominate for election or reelection as a director of the Sponsor, all information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, pursuant to Regulation 14A under the Exchange Act, including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director of the Sponsor if elected; (B) as to any other business that the Shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such Shareholder and the Beneficial Owner or holder of Shares, if any, on whose behalf the proposal is made; and (C) as to the Shareholder giving the notice and the Beneficial Owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such Shareholder as they appear on the Trust’s books and of such Beneficial Owner, (2) the number of, and evidence of such number of, Shares which are owned beneficially and of record by such Shareholder and such Beneficial Owner, (3) a representation that the Shareholder or Beneficial Owner, if any, intends to appear in person or by proxy at the meeting to propose such business or nomination, and (4) a representation whether the Shareholder or the Beneficial Owner, if any, intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Trust’s Outstanding Voting Shares required to approve or adopt the proposal or elect the nominee and/or (ii) otherwise to solicit proxies from Shareholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a Shareholder if the Shareholder has notified the Trust of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such Shareholder’s proposal has been included in a proxy statement that has been prepared by the Trust to solicit proxies for such annual meeting. The Trust may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Sponsor or on any committee of the Board of Directors.

(iii) Notwithstanding anything in the second sentence of clause (ii) of this Section 5.8(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Sponsor, on behalf of the Trust at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder’s notice required by this Section 5.8 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Sponsor not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Sponsor, on behalf of the Trust.

(b) Special Meeting of Shareholders

Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust’s Notice of meeting pursuant to Section 5.4 of this Agreement. Nominations of individuals for election to the Board of Directors by the Trust, other than the Manager’s appointed directors, for so long as the Manager is entitled to appoint directors of the Board of Directors pursuant to the terms of the Sponsor Agreement, may be made at a special meeting of Shareholders at which the Shareholders are to direct the Regular Trustees with respect to the Trust’s election of directors pursuant to the Trust’s Notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any Shareholder who is entitled to vote at the meeting who complies with the notice procedures set forth in this Section 5.8.

In addition to any other applicable requirements, for a nomination for election by the Trust of a director to be made by a Shareholder, such Shareholder must (A) be a Shareholder of record on both (1) the date of the delivery of such nomination and (2) the record date for the determination of Shareholders entitled to vote at such special meeting, and (B) have given timely notice thereof in proper written form in accordance with the requirements of this Section 5.8(b) to the Secretary.

In the event the Sponsor, on behalf of the Trust calls a special meeting of Shareholders entitled to vote for the purpose of their voting to direct the Trust with respect to its electing one or more directors to the Board of Directors, any such Shareholder may nominate such number of individuals for election by the Trust to such position(s) as are specified in the Trust’s Notice of Meeting, if the Shareholder’s notice as required by clause (ii) of Section 5.8(a) of this Agreement shall be delivered to the Secretary at the principal executive offices of the Sponsor not earlier than the one hundred and twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period for the giving of a Shareholder’s notice as described above.

(c) General

(i) Only individuals who are nominated in accordance with the procedures set forth in this Section 5.8 shall be eligible to be considered for election by the Trust as directors of the Sponsor at a meeting of Shareholders and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 5.8. Except as otherwise provided by applicable law or this Section 5.8, the Chairman shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 5.8 and, if any proposed nomination or business is not in compliance with this Section 5.8, to declare that such defective proposal or nomination shall be disregarded.

(ii) For purposes of this Section 5.8, “~~Public Announcement~~public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Trust with the Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(iii) Notwithstanding the foregoing provisions of this Section 5.8, a Shareholder shall also comply with all applicable requirements of the Exchange Act and the Rules and Regulations thereunder with respect to the matters set forth in this Section 5.8. Nothing in this Section 5.8 shall be deemed to affect any rights of Shareholders to request inclusion of proposals in the Trust’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 5.9 Procedure for Election of Directors; Voting

The election of directors by the Trust submitted to Shareholders entitled to vote thereon at any meeting shall, subject to any applicable Share Designation, be decided by a plurality of the votes cast thereon. The Regular Trustees shall cause the Trust to vote the corresponding Sponsor Interests in accordance with ~~section~~Section 5.6. Except as otherwise provided by applicable law or this Agreement, all matters other than the election of directors by the Trust submitted to Shareholders entitled to vote thereon at any meeting shall be decided by the affirmative vote of a majority of the then Outstanding Voting Shares present in person or represented by proxy at the meeting of Shareholders and entitled to vote on such matters at such meeting.

~~The~~Subject to any applicable Share Designation, the vote on any matter at a meeting, including the election of directors by the Trust, shall be by written ballot. Each ballot shall be signed by ~~shareholder~~the Shareholder voting, or by such Shareholder’s proxy, and shall state the number of Shares voted.

Section 5.10 Inspectors of Elections; Opening and Closing the Polls

(a) The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors shall not be directors, officers or employees of the Sponsor, to act at the meeting and make a written report thereof. One or more individuals may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been so appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of Shareholders, the Chairman shall appoint one or more inspectors to act at the meeting. Each such inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware as if the Trust were a Delaware corporation.

(b) The Chairman shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the Shareholders will vote at the meeting.

Section 5.11 Confidential Shareholder Voting

All proxies, ballots and votes, in each case to the extent they disclose the specific vote of an identified Shareholder, shall be tabulated and certified by an independent tabulator, inspector of elections and/or other independent parties and shall not be disclosed to any director, officer or employee of the Sponsor or Trustee; provided, however, that, notwithstanding the foregoing, any and all proxies, ballots and voting tabulations may be disclosed: (a) as necessary to meet legal requirements or to assist in the pursuit or defense of legal action; (b) if the Sponsor concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes; (c) in the event of a proxy, consent or other solicitation in opposition to the voting recommendation of the Board of Directors; and (d) if a Shareholder requests or consents to disclosure of such Shareholder’s vote or writes comments on such Shareholder’s proxy card or ballot.

Section 5.12 Waiver of Notice

Whenever any notice is required to be given to any Shareholder by the terms of this Agreement, a waiver thereof in a writing, signed by the Shareholder or Shareholders entitled to notice, whether such waiver is given before or after the time stated therein, shall be deemed equivalent to the giving of such notice. If such a waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the Shareholder. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of Shareholders need be specified in any written waiver of notice or any waiver by electronic transmission of such meeting. Notice of any meeting of Shareholders need not be given to any Shareholder if waived by such Shareholder either in a writing signed by such Shareholder or by electronic transmission, whether such waiver is given before or after such meeting is held.

Section 5.13 Remote Communication

For the purposes of this Agreement, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, Shareholders and proxyholders may, by means of remote communication:

(a) participate in a meeting of Shareholders; and

(b) to the fullest extent permitted by applicable law, be deemed present in person and vote at a meeting of Shareholders, whether such meeting is to be held at a designated place or solely by means of remote communication;

provided, however, that (i) the Sponsor, on behalf of the Trust, shall implement reasonable measures to verify that each Person deemed present and permitted to vote at the meeting by means of remote communication is a Shareholder or proxyholder, (ii) the Sponsor, on behalf of the Trust, shall implement reasonable measures to provide such Shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to Shareholders, including an opportunity to read or hear the proceedings of the meeting substantially and concurrently with such proceedings, and (iii) if any Shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Sponsor, on behalf of the Trust.

Section 5.14 Action by Written Consent

For so long as the Trust remains the sole holder of Sponsor Interests, the Trust shall take any action required or permitted to be taken at any meeting of the members of the Sponsor, by executing a written consent that shall reflect the vote of the Shareholders entitled to vote thereon as required by the terms of this Agreement, without such meeting, without prior notice, and without a vote. Proxy materials completed by the Shareholders entitled to vote thereon evidencing the result of a vote taken at a meeting of ~~the~~ such Shareholders with at least the minimum number of votes required to constitute an affirmative vote of the Shareholders entitled to vote thereon under this Agreement shall be delivered to the Sponsor indicating the vote or action being approved or disapproved by such Shareholders with respect to those matters reserved to the Shareholders entitled to vote thereon by this Agreement.

Section 5.15 Inspection of Records

(a) The Sponsor, on behalf of the Trust, shall keep or cause to be kept at its principal executive office appropriate books and records with respect to the Trust, including, without limitation, all books and records necessary to provide to the Shareholders any information, lists and copies of documents required to be provided pursuant to applicable law. Any books and records maintained by or on behalf of the Trust in the regular course of its business, including, without limitation, the record of the Shareholders, books of account and records of Trust proceedings, may be kept in electronic or any other form; provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time.

(b) The Secretary shall make, at least ten (10) days before every meeting of Shareholders, a complete list of the Shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Shareholder and the number of Shares registered in the name of each Shareholder. ~~Such~~Subject to Section 3819 of the Delaware Statutory Trust Act, such list shall be open to the examination of any Shareholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network; provided, that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Trust. In the event that the Sponsor determines to make the list available on an electronic network, the Sponsor may take reasonable steps to ensure that such information is available only to Shareholders. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Shareholder who is present.

~~Any~~ Subject to Section 3819 of the Delaware Statutory Trust Act, any Shareholder or Beneficial Owner, in person or by attorney or other agent, shall, upon written demand stating the purpose thereof, have the right during the usual business hours to inspect for any proper purpose, and to make copies and extracts from: (1) the Trust’s Share Register, a list of the Shareholders, and its other books and records or (2) the Sponsor’s books and records; provided, that as of the date of the making of the demand, inspection of such books and records would not constitute a breach of any confidentiality agreement. In every instance where a person purports to be a Beneficial Owner of Shares but who is not the holder of record as identified on the Share Register, the demand shall state such Person’s status as a Beneficial Owner of Shares, be accompanied by documentary evidence of beneficial ownership of Shares, and state that such documentary evidence is a true and correct copy of what it purports to be. A proper purpose shall mean a purpose reasonably related to such Person’s interest as a Shareholder or Beneficial Owner of Shares.

ARTICLE VI

RIGHT OF SHAREHOLDERS TO ENFORCE PROVISIONS OF SPONSOR

AGREEMENTS AND BRING DERIVATIVE ACTION

Section 6.1 Right to Institute Legal Proceeding

Pursuant to Section 2.5 of the Sponsor Agreement, Shareholders have certain rights to institute legal proceedings against the Sponsor to enforce the provisions of the Sponsor Agreement.

Section 6.2 Ten Percent (10%) or More Shareholder

Subject to the requirements of Section 3816 of the Delaware Statutory Trust Act and other applicable law, for so long as the Trust remains the sole owner of Sponsor Interests, Shareholders holding at least ten percent (10%) or more of the Common Shares that are Outstanding Shares shall have the right to cause the Trust to institute any legal proceeding for any remedy available to the Trust, as a holder of Sponsor Interests, and, to the extent permitted by applicable law, such Shareholders may direct the time, method and place of conducting any such legal proceeding brought by the Trust.

Except as expressly provided in this Agreement, nothing in this Agreement shall be deemed to give to any Person any benefit or any legal or equitable right, remedy or claim under this Agreement.

ARTICLE VII

SHAREHOLDER VOTE REQUIRED IN CONNECTION WITH CERTAIN

BUSINESS COMBINATIONS OR TRANSACTIONS

Section 7.1 Vote Generally Required

Except as provided in Sections 9.2 and 9.3 and subject to the provisions of Section 7.2 hereof, the Trust shall not (a) merge or consolidate with or into any limited liability company, corporation, statutory trust, business trust or association, real estate investment trust, common-law trust, or any other unincorporated business, including a partnership, or (b) sell, lease or exchange all or substantially all of the Trust Property, unless the Sponsor, acting through the Board of Directors, adopts a resolution, by the affirmative vote of at least a majority of the Sponsor’s Board of Directors, approving such action and unless such action shall be approved by the affirmative vote of the holders of a majority of the then Outstanding Voting Shares ~~outstanding and entitled to vote thereon~~. The notice of the meeting at which such resolution is to be considered shall so state.

Section 7.2 Vote for Business Combinations

The affirmative vote of the holders of record of Outstanding Voting Shares representing at least sixty-six and two-thirds percent (66 2/3%) of the then Outstanding Voting Shares (excluding Shares held by an Interested Shareholder or any Affiliate or Associate of an Interested Shareholder) shall be required to approve any Business Combination. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by applicable law or in any agreement with any securities exchange or otherwise.

Section 7.3 Power of Continuing Directors

The Continuing Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article VII, including, without limitation, (a) whether a Person is an Interested Shareholder, (b) the number of Shares beneficially owned by any Person, (c) whether a Person is an Affiliate or Associate of another and (d) the Fair Market Value of the Shares, the Sponsor Interests or any equity securities of any Subsidiary thereof; and the good faith determination of the Continuing Directors on such matters shall be conclusive and binding for all the purposes of this Article VII.

Section 7.4 No Effect on Fiduciary Obligations

Nothing contained in this Article VII shall be construed to relieve the directors of the Board of Directors or an Interested Shareholder from any fiduciary obligation imposed by applicable law.

ARTICLE VIII

THE TRUSTEES

Section 8.1 Certain Duties and Responsibilities

(a) In addition to the duties and responsibilities provided for herein, the Regular Trustees shall have the following exclusive duties:

(i) to negotiate, execute and deliver the Sponsor Agreement or any amendment thereto on behalf of the Trust (which may be executed by any one Regular Trustee);

(ii) to maintain bank accounts, brokerage accounts and other custody accounts that receive Trust income and receipts from which Trust expenditures and distributions are disbursed;

(iii) to maintain the Trust Property;

(iv) to maintain Trust records;

(v) to maintain an office for Trust business;

(vi) to originate, facilitate and review Trust reports and other Trust communications;

(vii) to execute documents and authorize Trust account transactions;

(viii) to retain accountants, attorneys, agents and other advisors in connection with its duties under this Agreement;

(ix) to file reports and returns on behalf of the Trust with government agencies to the extent required by applicable law and as specifically directed in writing by the Sponsor; and

(x) to perform such other actions as are necessary to effect any of the foregoing duties.

(b) The duties and responsibilities of the Trustees shall be as provided by this Agreement. Except as provided in Section 2.8 or other express provisions hereof, the Sponsor and the Trustees hereby acknowledge and agree that the Trustees are authorized, directed and instructed to act as specifically authorized in writing by the Sponsor.

Any written instructions, notwithstanding any error in the transmission thereof or that such instructions may not be genuine, shall, as against the Sponsor and in favor of the Trustees, be conclusively deemed to be valid instructions from the Sponsor to the Trustees for the purposes of this Agreement, if believed in good faith by the Trustees to be genuine and if not otherwise insufficient on the face of such written instructions; provided, however, that a Trustee in its discretion may decline to act upon any instructions where they are not received by such Trustee in sufficient time for such Trustee to act upon or in accordance with such instructions, where such Trustee has reasonable grounds for concluding that the same have not been accurately transmitted or are not genuine or where such Trustee believes in good faith that complying with such instructions is contrary to applicable law or might subject such Trustee to any liability. If a Trustee declines to act upon any instructions for any reason set out in the preceding sentence, it shall notify (and provide reasonable detail to) the Sponsor and the other Trustees in writing forthwith after it so declines. In addition, the Delaware Trustee shall not be required to take or refrain from taking any action if the Trustee shall have determined, or shall have been advised by counsel, that such performance is likely to involve the Delaware Trustee in personal liability or is contrary to the terms of this Agreement, any other document to which the Trust is a party or otherwise contrary to law.

(c) The Trustees shall not be liable for any act or omission in the course of or connected with their performance hereunder, except only that each Trustee shall be subject to liability and assume the entire responsibility for direct damages suffered by the Sponsor or any other Person occasioned by such Trustee’s own gross negligence or willful misconduct or the gross negligence or willful misconduct of any of such Trustee’s directors, officers or employees in the rendering of its performance hereunder, as determined by a court of competent jurisdiction.

(d) The Trustees shall incur no liability to anyone in acting upon any document, including any certified items referenced herein, reasonably believed by them to be genuine (which is not insufficient on its face) and to have been signed by the proper Person or Persons, including (i) written instructions from the Sponsor, and (ii) a certified copy of a resolution of the Board of Directors or other governing body of any corporate party, which shall be conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Trustees may for all purposes hereof rely on a certificate, signed by the Sponsor, as to such fact or matter, and such certificate, if relied upon by the Trustees in good faith, shall constitute full protection to the Trustees for any action taken or omitted to be taken by them in good faith in reliance thereon.

In no event shall the Trustees be liable to any Persons for (A) acting in accordance with instructions from the Sponsor, (B) any damages in the nature of special, indirect or consequential damages, however styled, including, without limitation, lost profits, or for any losses due to forces beyond the control of such Trustee, including, without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services provided to the Trustees by third parties or (C) the acts or omissions of their nominees, correspondents, designees, agents or subagents appointed by them in good faith.

(e) In the event that the Trustees are unsure of the course of action to be taken by them hereunder, the Trustees may request instructions from the Sponsor as to such course of action to be taken. In the event that no instructions are provided within the time requested by the Trustees, they shall have no duty or liability for their failure to take any action or for any action they take in good faith and in accordance with the terms hereof.

(f) In the exercise or administration of the trusts hereunder, the Delaware Trustee may, at the expense of the Trust, consult with counsel, accountants and other experts, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other experts. For the avoidance of doubt, the Delaware Trustee shall have no responsibility for any tax matters relating to the Trust.

The parties hereto hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding against the Delaware Trustee arising out of or relating to this Trust Agreement or the transactions contemplated hereby.

Section 8.2 Not Responsible for Recitals or Issuance of Shares

The recitals contained herein and in the Share Certificates shall not be taken as the statements of the Trustees, and the Trustees do not assume any responsibility for their correctness.

Section 8.3 May Hold Shares

Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Shares and may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

Section 8.4 Compensation; Indemnity; Fees

The Sponsor agrees:

(i) to pay the Delaware Trustee from time to time such compensation for all services rendered by it hereunder as the parties shall agree from time to time in writing (which compensation shall not be limited by any provision of applicable law in regard to the compensation of a trustee of an express trust);

(ii) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents, counsel and experts), except any such expense, disbursement or advance determined by a court of competent jurisdiction to have been caused by its own gross negligence or willful misconduct; and

(iii) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) the Trustees, (ii) any officer, director, shareholder, employee, representative or agent of the Trustees, (iii) any employee or agent of the Trust, and (iv) the Tax Matters Member (collectively, the “Indemnified Person”) from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage, liability, tax, penalty, expense or claim of any kind or nature incurred by such Indemnified Person by reason of gross negligence or willful misconduct with respect to such acts or omissions.

Section 8.5 Delaware Trustee Required; Eligibility of Trustees

(a) There shall at all times be a Delaware Trustee hereunder with respect to the Shares. The Delaware Trustee shall be either (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity. If at any time the Delaware Trustee with respect to the Shares shall cease to be eligible in accordance with the provisions of this Section 8.5, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

(b) There shall at all times be at least one Regular Trustee hereunder with respect to the Shares. The Regular Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

Section 8.6 Resignation and Removal; Appointment of Successor

(a) Subject to Sections 8.6(b) and 8.6(c), any Trustee (the “Relevant Trustee”) may be appointed or removed without cause upon thirty (30) days prior notice to such Trustee by the Sponsor.

(b) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 8.6(a) until a successor possessing the qualifications to act as Delaware Trustee under Section 8.5 (a “Successor Delaware Trustee”) has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the removed Delaware Trustee.

(c) A Trustee appointed to office shall hold office until his, her or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing with thirty (30) days notice signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such later date as is specified therein; provided, however, that no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

(d) If no Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 8.6 within sixty (60) days after delivery pursuant to this Section 8.6 of an instrument of resignation or removal, the Delaware Trustee resigning or being removed, as applicable, may petition, at the expense of the Sponsor, any court of competent jurisdiction for appointment of a Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Delaware Trustee.

(e) No Delaware Trustee shall be liable for the acts or omissions to act of any Successor Delaware Trustee, as the case may be.

(f) Notwithstanding the foregoing or any other provision of this Agreement, in the event a Regular Trustee or a Delaware Trustee who is a natural person dies or becomes, solely in the opinion of the Sponsor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Sponsor (with the successor in each case being a Person who satisfies the eligibility requirement for the Regular Trustee or the Delaware Trustee, as the case may be, set forth in Section 8.5).

(g) The indemnity provided to a Trustee under Section 8.4 shall survive any Trustee’s resignation or removal and the termination of this Agreement.

Section 8.7 Acceptance of Appointment by Successor

(a) In case of the appointment hereunder of a Successor Trustee, such Successor Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such Successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers and duties of the retiring Trustee; provided, that on the request of the Sponsor or the Successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such Successor Trustee all the rights and powers of the retiring Trustee.

(b) No Successor Trustee shall accept its appointment unless at the time of such acceptance such Successor Trustee shall be qualified and eligible under this Article VIII.

Section 8.8 Merger, Conversion, Consolidation or Succession to Business

Any Person into which the Delaware Trustee or the Regular Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder; provided, such Person shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

Section 8.9 Number of Trustees

(a) The number of Trustees shall be three; provided, that the Sponsor may increase or decrease the number of Regular Trustees, subject to Section 8.5.

(b) If a Trustee ceases to hold office for any reason and the number of Regular Trustees is not reduced pursuant to Section 8.9(a), or if the number of Trustees is increased pursuant to Section 8.9(a), a vacancy shall occur. The vacancy shall be filled by a Successor Trustee appointed in accordance with Section 8.6.

(c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust.

Section 8.10 Delegation of Power

(a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.9.

(b) The Regular Trustees shall have power to delegate from time to time to such of their number or to the Sponsor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

Section 8.11 Resignation and Appointment of Regular Trustees

(a) The Regular Trustees shall be Alan B. Offenberg and ~~James~~Ryan J. ~~Bottiglieri~~Faulkingham, each an individual and his successor shall be appointed by the Sponsor. Upon the resignation or removal of either individual, the Sponsor shall appoint a successor Regular Trustee.

(b) Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with this Section 8.11 or Section 8.6, the Regular Trustee(s) in office, if any, regardless of their number (and not withstanding any other provision of this Agreement), shall have all the powers granted to the Regular Trustee and shall discharge all the duties imposed upon the Regular Trustee by this Agreement.

ARTICLE IX

TERMINATION AND DISSOLUTION

Section 9.1 Termination or Dissolution

Unless terminated as provided herein, the Trust shall continue without limitation of time. If an Early Termination Event specified in Section 9.4 occurs, the Trust shall be dissolved, and, subject to Section 3808(e) of the Delaware Statutory Trust Act, one Sponsor Interest of the corresponding class and series of Shares shall be distributed to each Shareholder in exchange for each ~~Outstanding~~Corresponding Share then outstanding.

Section 9.2 Circumstances Under Which Shares Shall Be Voluntarily Exchanged for Sponsor Interests

In the event that the Sponsor, acting through the Board of Directors determines that the Trust or the Sponsor, or both, is, or is reasonably likely to be, treated as a corporation for U.S. federal income tax purposes, or (B) the existence of the Trust otherwise results, or is reasonably likely to result, in a material tax detriment to the Trust, Shareholders, the Sponsor or any member of the Sponsor, the Sponsor, acting through the Board of Directors (a) shall declare a record date and deliver a mandatory instruction to the Regular Trustees, together with any opinions of counsel or officers’ certificates of the Sponsor as the Regular Trustees may reasonably request, directing the Regular Trustees to, subject to Section 3808(e) of the Delaware Statutory Trust Act, (i) deliver one Sponsor Interest of the corresponding class and series of Shares to each Shareholder in exchange for each ~~Outstanding~~Corresponding Share then outstanding (the “Voluntary Exchange”) and (ii) dissolve the Trust and (b) shall deliver to the Transfer Agent notice of such Voluntary Exchange and shall cause the Transfer Agent to mail a copy of such notice to the Shareholders at least thirty (30) days prior to the Voluntary Exchange. Simultaneously with the completion of such Voluntary Exchange, each Shareholder immediately prior to the completion of the Voluntary Exchange shall be admitted to the Sponsor as a member in respect of a number of Sponsor Interests previously held by the Trust equal in number to the Outstanding Shares previously held by such Shareholder and each such member shall be issued a certificate evidencing the same, in accordance with the provisions of the Sponsor Agreement. Immediately thereafter, the Trust shall be deemed withdrawn from the Sponsor as a member in respect of such Sponsor Interest(s), and the Trust shall tender its certificates evidencing Sponsor Interests to the Transfer Agent or Sponsor for cancellation.

Section 9.3 Circumstances Under Which Shares Shall Be Mandatorily Exchanged for Sponsor Interests

If at any time one Person is the Beneficial Owner of more than ninety percent (90%) of the then Outstanding Voting Shares (the “Acquirer”), such Acquirer shall then have the right to direct the Sponsor, acting through the Board of Directors, to (i) declare a record date and deliver a mandatory instruction to the Regular Trustees, together with any opinions of counsel or officers’ certificates of the Sponsor as the Regular Trustees may reasonably request, directing the Regular Trustees to, subject to Section 3808(e) of the Delaware Statutory Trust Act, (A) deliver one Sponsor Interest of the corresponding class and series of Shares to each Shareholder, including the Acquirer, in exchange for each ~~Outstanding~~Corresponding Share then outstanding (the “Acquisition Exchange”) and (B) dissolve the Trust and (ii) deliver to the Transfer Agent notice of such Acquisition Exchange and cause the Transfer Agent to mail a copy of such notice to Shareholders at least thirty (30) days prior to the Acquisition Exchange. Simultaneously with the completion of such Acquisition Exchange, each Shareholder immediately prior to the completion of the Acquisition Exchange shall, pursuant to the terms of the Sponsor Agreement, be admitted to the Sponsor as a member in respect of a number of Sponsor Interests previously held by the Trust equal in number to the Outstanding Shares previously held by such Shareholder and each such member shall be issued a certificate evidencing the same, in accordance with the provisions of the Sponsor Agreement. Immediately thereafter, the Trust shall be deemed withdrawn from the Sponsor as a member in respect of such Sponsor Interest(s), and the Trust shall tender its certificates evidencing Sponsor Interests to the Transfer Agent or Sponsor for cancellation.

Section 9.4 Early Termination

The Trust shall dissolve upon the first to occur of any of the following events (each an “Early Termination Event”):

(i) the occurrence of a Voluntary Exchange pursuant to Section 9.2 or an Acquisition Exchange pursuant to Section 9.3;

(ii) the filing of a Certificate of Cancellation or its equivalent with respect to the Sponsor or the failure of the Sponsor to revive its charter within ten (10) days following the revocation of the Sponsor’s charter;

(iii) the entry of a decree of judicial dissolution by a court of competent jurisdiction of the Sponsor or the Trust; or

(iv) the written election of the Sponsor.

As soon as is practicable after the occurrence of any event referred to above, the Regular Trustees shall notify the Delaware Trustee and then shall wind-up the Trust pursuant to Section 3808(e) of the Delaware Statutory Trust Act and any one of the Regular Trustee shall execute and file a Certificate of Cancellation with the Secretary of State of the State of Delaware.

Section 9.5 Termination of Obligations

The respective obligations and responsibilities of the Trustees and the Trust continued hereby shall terminate upon the latest to occur of the following:

(i) the payment of all expenses owed by the Trust pursuant to Section 3808 of the Delaware Statutory Trust Act;

(ii) the discharge of all administrative duties of the Regular Trustees; and

(iii) the filing of a Certificate of Cancellation canceling the Trust’s Certificate of Trust with the Secretary of State of the State of Delaware by the Delaware Trustee and one of the Regular Trustees.

ARTICLE X

MISCELLANEOUS PROVISIONS

Section 10.1 Limitation of Rights of Shareholders

The death or incapacity of any person having an interest, beneficial or otherwise, in Shares shall not operate to terminate this Agreement, nor entitle the legal representatives or heirs of such person or any Shareholder for such person to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Section 10.2 Amendment

This Agreement may be amended, revised, supplemented or otherwise modified, and the provisions hereof may be waived, from time to time by the Sponsor, acting through the Board of Directors, and by the Regular Trustees at the direction of the Sponsor, acting through the Board of Directors without the vote of any Shareholder or the Delaware Trustee; provided, however, that no such ~~amendment~~modification shall alter the rights, powers or immunities of the Delaware Trustee without its written consent; provided, further, that, subject to Section 2.4(b)(ii), the Sponsor shall not, and no Trustee shall, without the affirmative vote of a majority of the then Outstanding Voting Shares present in person or represented by proxy at a meeting of the Shareholders entitled to vote thereon (i) enter into or consent to any ~~amendment to~~such modification or waiver of the provisions of this Agreement which would cause the Trust to fail or cease to qualify for the exemption from the status of an “investment company” under the 1940 Act, (ii) cause the Trust to issue a class of common equity securities other than the Common Shares (it being understood that a separate series of the Common Shares shall not constitute a different class of equity security from the Common Shares) or issue any debt securities or any derivative securities or amend the provision of Section 2.4 of this Agreement prohibiting such issuance, (iii) enter into or consent to any ~~amendment to~~such modification or waiver of the provisions of this Agreement that would affect the exclusive and absolute right of the Shareholders entitled to vote to direct the voting of the Trust, as a member of the Sponsor, pursuant to Section 5.6 of this Agreement, with respect to all matters reserved for the vote of members of the Sponsor pursuant to the provisions of the Sponsor Agreement or (iv) effect the merger or consolidation of the Trust, effect the sale, lease or exchange of all or substantially all of the Trust Property and, subject to Section 7.2 hereof, certain other Business Combinations or transactions; provided, further, that, subject to Section 2.4(b)(ii), Section 2.4, Section 3.1 and this Section 10.2 of this Agreement may not be ~~amended~~so modified without the affirmative vote of a majority of the then Outstanding Voting Shares present in person or represented by proxy at a meeting of Shareholders entitled to vote.

Section 10.3 Separability

In case any provision in this Agreement or in the Share Certificates or the application of such provision to any person or circumstance, shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Trust Agreement or in the Shares Certificates or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not in any way be affected or impaired thereby.

Section 10.4 Specific Performance

The Sponsor and the Trustees agree that each party to this Agreement would be irreparably damaged if any of the provisions of this Agreement were not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching party may be entitled, at law or in equity, each nonbreaching party shall be entitled to seek injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

Section 10.5 Governing Law

This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS TRUST AGREEMENT ANY PROVISION OF THE LAWS (COMMON OR STATUTORY) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS (OTHER THAN THE DELAWARE STATUTORY TRUST ACT) THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF, (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR AUTHORITIES AND POWERS OF THE TRUSTEES HEREUNDER AS SET FORTH OR REFERENCED IN THIS AGREEMENT. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

Section 10.6 Successors

This Agreement shall be binding upon and shall inure to the benefit of any successor to the Sponsor, the Trust or the Relevant Trustee, including any successor by operation of law.

Section 10.7 Headings

The Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

Section 10.8 Communications, Notices and Demands

(a) Subject to Sections 5.4 and 5.8, any communications, notices or payment demands which are required or permitted to be given or served to or upon any Shareholder or the Sponsor by any provision of this Agreement shall be in writing and delivered personally, or, when the same is actually received, if sent either by registered or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent promptly thereafter by registered or certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Shareholders:

If to the Shareholder, to such Shareholder as such Shareholder’s name and address may appear in the Share Register.

If to the Sponsor, to:

Compass Group Diversified Holdings LLC

Sixty One Wilton Road, Second Floor

Westport, CT 06880

Attention: Alan B. Offenberg

Facsimile No.: 203-221-8253

With a copy to:

Squire~~, Sanders & Dempsey L.L.P.~~ Patton Boggs (US) LLP

221 East Fourth Street, Suite 2900

Cincinnati, Ohio 45202

Attention: Stephen C. Mahon

Facsimile No. 513-361-1201

And a copy to:

Richards, Layton & Finger, P.A.

One Rodney Square

920 North King Street

Wilmington, Delaware 19801

Attention: Eric A. Mazie

Facsimile No.: (302) 651-7701

or to such other address as such Person may from time to time specify by notice to the other parties hereto. Such communication, notice or demand to or upon a Shareholder shall be deemed to have been sufficiently given, or made, for all purposes, upon hand delivery, mailing or transmission.

(b) Any notice, demand or other communication which by any provision of this Agreement is required or permitted to be given or served to or upon the Trust, the Delaware Trustee or the Regular Trustees shall be given in writing (which may be by facsimile transmission) addressed (until another address is published by the Trust) as follows: (a) with respect to the Delaware Trustee, to ~~The Bank of New York (~~BNY Mellon Trust Delaware~~), 502 White Clay Center, Route 273 P.O. Box 6973, Newark~~, 301 Bellevue Parkway, 3rd Floor, Wilmington, Delaware ~~19711~~19809, and (b) with respect to each of the Regular Trustees, to him at the address for notices to the Sponsor, marked “Attention: Alan B. Offenberg” or “Attention: ~~James~~Ryan J. ~~Bottiglieri~~Faulkingham.” Such notice, demand or other communication to or upon the Trust shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust.

Section 10.9 Counterpart Execution

This Agreement may be executed in any number of counterparts with the same effect as if all of the Parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

[signatures on following page]

IN WITNESS WHEREOF, the ~~parties hereto~~Sponsor, by its officers hereunto duly authorized, and the Regular Trustees have caused this Second Amended and Restated Trust Agreement to be duly executed ~~by their respective officers hereunto duly authorized~~, as of the day and year first above written.

[Signature blocks intentionally omitted.]

EXHIBIT A—FORM OF SHARE CERTIFICATE

SPECIMEN

Number Series	Shares

CREATED UNDER THE LAWS

OF

THE STATE OF DELAWARE

COMPASS DIVERSIFIED HOLDINGS

This Certifies that              is the owner of Shares of Compass Diversified Holdings, a Delaware statutory trust (the “Trust”) with such rights and privileges as are set forth in the Second Amended and Restated Trust Agreement of the Trust dated ~~•, 2006~~as of •, 2016 (the “Trust Agreement”), as it may be amended from time to time.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE (THE “STATE ACTS”) OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, BY ANY STATE SECURITIES COMMISSION OR BY ANY OTHER REGULATORY AUTHORITY OF ANY OTHER JURISDICTION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

NEITHER THE SHARES REPRESENTED BY THIS CERTIFICATE NOR ANY PART THEREOF MAY BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OR FOR WHICH SUCH REGISTRATION IS OTHERWISE NOT REQUIRED AND (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER ANY APPLICABLE STATE ACTS OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER SUCH STATE ACTS OR FOR WHICH SUCH REGISTRATION OTHERWISE IS NOT REQUIRED.

~~THE SHARES REPRESENTED BY THIS CERTIFICATE EVIDENCE THE PROPORTIONATE PORTION OF SUCH HOLDER’S SHARES IN THE TRUST.~~ A STATEMENT OF THE RELATIVE RIGHTS AND PREFERENCES OF THE TRUST’S SHARES WILL BE FURNISHED BY THE TRUST TO THE HOLDER HEREOF UPON REQUEST WITHOUT CHARGE.

IN WITNESS WHEREOF, said Trust has caused this Certificate to be signed by its Regular Trustee this              day of             , A.D. ~~2006.~~                 ..

COMPASS DIVERSIFIED HOLDINGS

By:
Name:
Title: Regular Trustee

EXHIBIT B – ALLOCATIONS OF PROFITS AND LOSSES

ARTICLE B.I

DEFINITIONS

The following additional definitions, subject to any applicable Share Designation, apply for purposes of this ~~Exhibt~~Exhibit B and the Agreement:

“Adjusted Capital Account Deficit” means, with respect to any Shareholder, the deficit balance, if any, in such Shareholder’s Capital Account as of the end of the relevant Allocation Year, after giving effect to the following adjustments:

(i) credit to such Capital Account any amounts which such Shareholder is deemed to be obligated to restore pursuant to the penultimate sentence in each of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and

(ii) debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations.

The foregoing definition of “Adjusted Capital Account Deficit” is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

“Allocation Year” means (i) the period ending on December 31, 2007, (ii) any subsequent twelve (12)-month period commencing on January 1 and ending on December 31, or (iii) any portion of the period described in clause (i) or (ii) above for which the Trust is required to allocate Profits, Losses and other items of Trust income, gain, loss or deduction pursuant to Section 3.4 and Article B.II.

“Capital Account” means, with respect to any Shareholder, the Capital Account established and maintained for such Shareholder by the Trust in accordance with the following provisions:

(i) to each Shareholder’s Capital Account there shall be credited (A) such Shareholder’s Capital Contributions (net of any liabilities relating to such Property), and (B) such Shareholder’s distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Sections B.1 or B.2;

(ii) to each Shareholder’s Capital Account there shall be debited (A) the amount of money and the Gross Asset Value of any Property distributed to such Shareholder pursuant to any provision of this Agreement (net of any liabilities relating to such Property), and (B) such Shareholder’s distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Sections B.1 or B.2;

(iii) in the event Shares are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Shares; and

(iv) in determining the amount of any liability for purposes of subparagraphs (i) and (ii) above, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and the Regulations.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Board of Directors of the Sponsor shall determine that it is prudent to modify the manner in which the Capital Accounts or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Trust or any Shareholders) are computed in order to comply with such Regulations, the Board of Directors may make such modification; provided, that it is not likely to have a material effect on the amounts distributed to any Person upon the dissolution of the Trust. The Board of Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality among the Capital Accounts of the Shareholders and the amount of capital reflected on the Trust’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b). The Board of Directors may maintain separate Capital Accounts with respect to Preferred Shares and Common Shares held by any Shareholder if they determine it is necessary to properly maintain the economic expectations for each class of Shares.

“Capital Contributions” means, with respect to any Shareholder, the amount of money and the initial Gross Asset Value of any Property (other than money) net of any liabilities relating to such Property contributed to the Trust with respect to the Shares of the Trust held or subscribed for by such Shareholder.

“Code” means the United States Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of law in effect in the future.

“Depreciation” means, for each Allocation Year or part thereof, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such Allocation Year or part thereof, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Allocation Year, the depreciation, amortization, or other cost recovery deduction for such Allocation Year or part thereof shall be an amount which bears the same ratio to such Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Allocation Year or part thereof bears to such adjusted tax basis, provided however, that if the adjusted basis for federal income tax purposes is zero, Depreciation shall be determined with reference to the Gross Asset Value using any reasonable method determined by the Board of Directors of the Sponsor.

“Dissolution Event” shall be any event that leads to the dissolution of the Trust pursuant to Article IX.

“Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for U.S. federal income tax purposes, except as follows:

(i) the initial Gross Asset Value of any asset contributed by a Shareholder to the Trust shall be the gross fair market value of such asset, as determined by the Board of Directors;

(ii) the Gross Asset Values of all Trust assets shall be adjusted by the Tax Matters Member to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Tax Matters Member as of the following times: (A) the acquisition of an additional interest in the Trust by any new or existing Shareholder in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Trust to a Shareholder of more than a de minimis amount of Trust Property as consideration for an interest in the Trust; (C) in connection with the grant of an interest in the Trust (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Trust by an existing Shareholder acting in a partner capacity or by a new Shareholder acting in a partner capacity or in anticipation of being a Shareholder; or (D) the liquidation of the Trust within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); provided, that an adjustment described in clauses (A) ~~and (B~~through (C) of this subparagraph (ii) shall be made only if the Tax Matters Member reasonably determines that such adjustment is necessary to reflect the relative economic interests of the Shareholders in the Trust;

(iii) the Gross Asset Value of any item of Trust assets distributed to any Shareholder shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution, as determined by the Tax Matters Member; and

(iv) the Gross Asset Values of Trust assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Profits” and “Losses”; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by Depreciation.

“Losses” has the meaning set forth in the definition of “Profits” and “Losses” below.

“Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.

“Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

“Percentage Interest” means, as of any date of determination, (a) with respect to any Shareholder as ~~of any date~~to such Shareholder’s Shares other than Preferred Shares, the ratio (expressed as a percentage) of the number of such Shares held by such Shareholder on such date relative to the aggregate number of such Shares ~~then~~ outstanding as of such date~~.~~, and (b) with respect to any Shareholder as to such Shareholder’s Preferred Shares, the percentage established for such Preferred Shares and specified in the Share Designation establishing such Preferred Shares.

“Profits” and “Losses” mean, for each Allocation Year, an amount equal to the Trust’s taxable income or loss for such Allocation Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):

(i) any income of the Trust that is exempt from U.S. federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss;

(ii) any expenditures of the Trust described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be subtracted from such taxable income or loss;

(iii) in the event the Gross Asset Value of any Trust asset is adjusted pursuant to subparagraph (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses;

(iv) gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for U.S. federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value;

(v) to the extent an adjustment to the adjusted tax basis of any Trust asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Shareholder’s interest in the Trust, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and

(vi) notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections B.1 or B.2 shall not be taken into account in computing Profits or Losses.

The amounts of the items of Trust income, gain, loss or deduction available to be specially allocated pursuant to Section B.1 or B.2 shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (v) above.

“Regulations” means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations are amended from time to time.

“Regulatory Allocations” has the meaning set forth in Section B.2.

“Shareholder Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Section 1.704-2(b)(4) of the Regulations.

“Shareholder Nonrecourse Debt Minimum Gain” means an amount, with respect to each Shareholder Nonrecourse Debt, equal to the Trust Minimum Gain that would result if such Shareholder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

“Shareholder Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

“Tax Matters Member” has the meaning set forth in Section B.6.

“Trust Minimum Gain” has the same meaning as the term “partnership minimum gain” in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

ARTICLE B.II

ALLOCATIONS

In each case subject to any applicable Share Designation:

Section B.1 Special Allocations

The following special allocations shall, subject to any applicable Share Designation, be made in the following order:

(a) Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of Section 3.4 and this Article B.II, if there is a net decrease in Trust Minimum Gain during any Allocation Year, each Shareholder shall be specially allocated items of Trust income and gain for such Allocation Year (and, if necessary, subsequent Allocation Years) in an amount equal to such Shareholder’s share of the net decrease in Trust Minimum Gain, determined in accordance with Regulations Section 1.704-2(g) and (h). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Shareholder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section B.1(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

(b) Shareholder Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of Section 3.4 and this Article B.II, if there is a net decrease in Shareholder Nonrecourse Debt Minimum Gain attributable to a Shareholder Nonrecourse Debt during any Allocation Year, each Shareholder who has a share of the Shareholder Nonrecourse Debt Minimum Gain attributable to such Shareholder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Trust income and gain for such Allocation Year (and, if necessary, subsequent Allocation Years) in an amount equal to such Shareholder’s share of the net decrease in Shareholder Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Shareholder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section B.1(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

(c) Qualified Income Offset. In the event any Shareholder unexpectedly receives any adjustments, allocations or distributions described in Section 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Trust income and gain shall be specially allocated to such Shareholder in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of the Shareholder as quickly as possible; provided, that an allocation pursuant to this Section B.1(c) shall be made only if and to the extent that the Shareholder would have an Adjusted Capital Account Deficit after all other allocations provided for in Section 3.4 and this Article B.II have been tentatively made as if this Section B.1(c) were not in this Agreement.

(d) Nonrecourse Deductions. Nonrecourse Deductions for any Allocation Year shall be specially allocated to the Shareholders in the manner elected by the Tax Matters Member in conformity with the provisions of Regulations 1.704-2, and in the absence of such an election, to the Shareholders in proportion to their respective Percentage Interests.

(e) Shareholder Nonrecourse Deductions. Any Shareholder Nonrecourse Deductions for any Allocation Year shall be specially allocated to the Shareholder who bears the economic risk of loss with respect to the Shareholder Nonrecourse Debt to which such Shareholder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

(f) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Trust asset, pursuant to Code Section 734(b) or Code Section 743(b), is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Shareholder in complete liquidation of such Shareholder’s interest in the Trust, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Shareholders in accordance with their interests in the Trust in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies or to the Shareholder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(g) Allocations Relating to Taxable Issuance of Trust Shares. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Shares by the Trust to a Shareholder (the “Issuance Items”) shall be allocated among the Shareholders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations made under this Agreement to each Shareholder, shall be equal to the net amount that would have been allocated to each such Shareholder if the Issuance Items had not been realized.

Section B.2 Curative Allocations

The allocations set forth in Sections B.1(a), B.1(b), B.1(c), B.1(d), B.1(e), B.1(f), B.1(g) and B.3 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Shareholders that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Trust income, gain, loss or deduction pursuant to this Section B.2. Therefore, notwithstanding any other provision of Section 3.4 or this Article B.II (other than the Regulatory Allocations), the Board of Directors shall make such offsetting special allocations of Trust income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Shareholder’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Shareholder would have had if the Regulatory Allocations were not part of this Agreement and all Trust items were allocated pursuant to Section 3.4.

Section B.3 Loss Limitation

Losses allocated pursuant to Section 3.4 shall not exceed the maximum amount of Losses that can be allocated without causing any Shareholder to have an Adjusted Capital Account Deficit at the end of any Allocation Year. In the event some but not all of the Shareholders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.4, the limitation set forth in this Section B.3 shall be applied on a Shareholder-by-Shareholder basis, and Losses not allocable to any Shareholder as a result of such limitation shall be allocated to the other Shareholders in accordance with the positive balances in such Shareholders’ Capital Accounts so as to allocate the maximum permissible Losses to each Shareholder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.

Section B.4 Other Allocation Rules

(a) For purposes of determining the Profits and Losses or any other items allocable to any period, Profits, Losses, and any other such items shall be determined on a monthly or other basis, as determined by the Trust using any method permissible under Code Section 706 and the Regulations thereunder.

(b) The Shareholders are aware of the income tax consequences of the allocations made by Section 3.4 and this Article B.II and hereby agree to be bound by the provisions of Section 3.4 and this Article B.II in reporting their shares of Trust income and loss for income tax purposes.

(c) Solely for purposes of determining a Shareholder’s proportionate share of the “excess nonrecourse liabilities” of the Trust within the meaning of Regulations Section 1.752-3(a)(3), the Shareholder’s interests in Trust profits are in proportion to their Percentage Interests.

(d) To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Trustees shall endeavor to treat distributions as having been made from the proceeds of a Nonrecourse Liability or a Shareholder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Shareholder.

(e) To the extent the Tax Matters Member determines, in consultation with the Trust’s tax advisors, that any distribution pursuant to Article III to a Shareholder hereunder (or portion of such distribution) would more properly be characterized as a payment described in Code Section 707(a) or 707(c), such payment may be so characterized in the Trust’s tax filings, and in such event, shall be taken into account for federal income tax purposes as an expense of the Trust, and not as an allocation of income to a Shareholder affecting such Shareholder’s Capital Account.

Section B.5 Tax Allocations; Code Section 704(c)

In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss and deduction with respect to any Property contributed to the capital of the Trust shall, solely for tax purposes, be allocated among the Shareholders so as to take account of any variation between the adjusted basis of such Property to the Trust for U.S. federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value) using a method, selected in the discretion of the Board of Directors of the Sponsor in accordance with Section 1.704-3 of the Regulations.

In the event the Gross Asset Value of any Trust asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for U.S. federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder.

Any elections or other decisions relating to such allocations shall be made by the Board of Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section B.5 are solely for purposes of U.S. federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Shareholder’s Capital Account or share of Profits, Losses, other items or distributions pursuant to any provision of this Agreement.

Section B.6 Tax Elections

(a) The Regular Trustees shall, without any further consent of the Shareholders being required (except as specifically required herein), make (i) the election to adjust the basis of Property pursuant to Code Sections 754, 734(b) and 743(b), or comparable provisions of state, local or foreign law, in connection with Transfers of Shares and Trust distributions; and (ii) any and all other elections for U.S. federal, state, local and foreign tax purposes, including, without limitation, any election, if permitted by applicable law: (x) to extend the statute of limitations for assessment of tax deficiencies against the Shareholders with respect to adjustments to the Trust’s U.S. federal, state, local or foreign tax returns; ~~and~~ (y) to the extent provided in Code Sections 6221 through 6231 (as in effect prior to amendment by the Bipartisan Budget Act of 2015, P.L. 114-74 (“BBA”)) and Code Sections 6221 through 6235 (following the effective date of the BBA) and similar provisions of U.S. federal, state, local or foreign law, to represent the Trust and the Shareholders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Trust or the Shareholders in their capacities as Shareholders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Shareholders with respect to such tax matters or otherwise affect the rights of the Trust and the Shareholders~~. James J. Bottiglieri is specifically authorized to act as the “Tax Matters Member”~~, and (z) following the effective date of the BBA, to make all decisions and elections which in their sole discretion will allocate audit adjustments among the Shareholders in an equitable and practicable manner, including the payment and/or allocation of taxes resulting from such audit adjustments. Ryan J. Faulkingham is specifically authorized to act as the “tax matters partner” (as defined in Code Section 6231(a)(7) prior to amendment by the BBA) and as “partner representative” (as referenced in Code Section 6223(a) following amendment by the BBA) (both such roles referred to herein and in the Agreement as “Tax Matters Member”) under the Code and in any similar capacity under state or local law.

(b) The Board of Directors of the Sponsor may, by the affirmative vote of at least a majority of the entire Board of Directors, and without any further consent of the Shareholders being required, cause the Trust to elect to be treated as a corporation for U.S. federal income tax purposes; provided, however, that such action shall be taken only if the Board of Directors first obtains an opinion from a nationally recognized financial advisor to the effect that it expects the market valuation of the Trust to be significantly lower as a result of the Trust continuing to be treated as a partnership for U.S. federal income tax purposes than if the Trust instead elected to be treated as a corporation for U.S. federal income tax purposes.

Section B.7 Distributions on Liquidation; Compliance with Certain Requirements of Regulations; Deficit Capital Accounts.

In the event the Trust is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), notwithstanding Section 3.1, distributions shall, subject to any applicable Share Designation, be made to the Shareholders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Shareholder has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all Allocation Years, including the Allocation Year during which such liquidation occurs), such Shareholder shall have no obligation to make any contribution to the capital of the Trust with respect to such deficit, and such deficit shall not be considered a debt owed to the Trust or to any other Person for any purpose whatsoever.

Exhibit B

~~FOURTH~~FIFTH AMENDED AND RESTATED

OPERATING AGREEMENT

OF

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

Dated as of ~~January 1, 2012~~[                             ], 2016

ARTICLE 1 THE COMPANY	1

Section 1.1 Formation.	1

Section 1.2 Name.	1

Section 1.3 Purpose; Powers; Company Not to Be an Investment Company; Prior Authorization of Actions Valid~~.~~	2

Section 1.4 Principal Place of Business; Registered Office; Registered Agent.	~~3~~2

Section 1.5 Term~~.~~	3

Section 1.6 Filings~~.~~	3

Section 1.7 Title to Property.	3

Section 1.8 Payments of Individual Obligations.	~~4~~3

Section 1.9 Interpretations; Definitions.	~~4~~3

ARTICLE 2 THE TRUST	23

Section 2.1 Trust to Be Sole Holder of Trust Interests~~.~~	23

Section 2.2 Trust Shares to Represent Trust Interests~~.~~	23

Section 2.3 Voluntary Exchange of Trust Shares for Trust Interests~~.~~	23

Section 2.4 Acquisition Exchange of Trust Shares for Trust Interests~~.~~	23

Section 2.5 Right of Holders of Trust Shares and Members to Enforce Provisions of this Agreement and Bring Derivative Action~~.~~	24

Section 2.6 Reimbursement of Regular Trustees	24

ARTICLE 3 CLASSES AND ISSUANCE OF LLC INTERESTS; TRANSFER	24

Section 3.1 LLC Interests~~.~~	24

Section 3.2 Issuance of Additional Trust Interests.	~~26~~27

Section 3.3 Trust Interest Certificates; Admission of Additional Members.	~~26~~27

Section 3.4 Repurchase of Trust Interests by the Company.	~~26~~28

Section 3.5 Mutilated, Lost, Destroyed or Stolen Certificates	~~27~~28

ARTICLE 4 ALLOCATIONS	~~27~~28

Section 4.1 General Application	~~27~~28

Section 4.2 Allocations of Profits and Losses.	~~27~~29

Section 4.3 Special Allocations.	~~28~~29

Section 4.4 Curative Allocations.	~~30~~31

Section 4.5 Loss Limitation.	~~30~~31

Section 4.6 Other Allocation Rules.	~~30~~31

Section 4.7 Tax Allocations: Code Section 704(c).	~~31~~32

i

ARTICLE 5 DISTRIBUTIONS	~~31~~33

Section 5.1 Distributions to Members.	~~31~~33

Section 5.2 Distributions to the Allocation Member.	~~31~~33

Section 5.3 Amounts Withheld.	~~37~~40

Section 5.4 Limitations on Dividends and Distributions.	~~37~~40

ARTICLE 6 BOARD OF DIRECTORS	~~37~~40

Section 6.1 ~~Initial~~ Current Board~~.~~	~~37~~40

Section 6.2 General Powers.	~~37~~41

Section 6.3 Duties of Directors.	~~38~~41

Section 6.4 Number, Tenure and Qualifications.	~~38~~41

Section 6.5 Election of Directors.	~~39~~42

Section 6.6 Removal.	~~39~~42

Section 6.7 Resignations.	~~39~~42

Section 6.8 Vacancies and Newly Created Directorships.	~~39~~42

Section 6.9 Appointment of or Nomination and Election of Chairman.	~~40~~43

Section 6.10 Chairman of the Board.	~~40~~43

Section 6.11 Regular Meetings.	~~40~~43

Section 6.12 Special Meetings.	~~40~~43

Section 6.13 Notice for Special Meetings.	~~41~~43

Section 6.14 Waiver of Notice.	~~41~~44

Section 6.15 Action Without Meeting.	~~41~~44

Section 6.16 Conference Telephone Meetings.	~~41~~44

Section 6.17 Quorum.	~~42~~44

Section 6.18 Committees.	~~42~~45

Section 6.19 Committee Members.	~~43~~46

Section 6.20 Committee Secretary.	~~44~~47

Section 6.21 Compensation.	~~44~~47

Section 6.22 Indemnification, Advances and Insurance.	~~44~~47

Section 6.23 Reliance; Limitations in Liability.	~~46~~49

ARTICLE 7 OFFICERS	~~47~~50

Section 7.1 General.	~~47~~50

Section 7.2 Duties of Officers.	~~48~~51

Section 7.3 Election and Term of Office.	~~48~~51

Section 7.4 Chief Executive Officer.	~~48~~51

Section 7.5 Chief Financial Officer.	~~49~~51

Section 7.6 Reserved.	~~49~~51

Section 7.7 Secretary.	~~49~~52

Section 7.8 Resignations.	~~49~~52

Section 7.9 Vacancies.	~~49~~52

ARTICLE 8 MANAGEMENT	~~49~~52

Section 8.1 Duties of the Manager.	~~49~~52

Section 8.2 Secondment of the Chief Executive Officer and Chief Financial Officer.	~~49~~52

Section 8.3 Secondment of Additional Officers.	~~50~~52

Section 8.4 Status of Seconded Officers and Employees.	~~50~~52

Section 8.5 Removal of Seconded Officers.	~~50~~53

Section 8.6 Replacement Manager.	~~50~~53

ARTICLE 9 THE MEMBERS	~~50~~53

Section 9.1 Rights or Powers.	~~50~~53

Section 9.2 Annual Meetings of Members.	51

Section 9.3 Special Meetings of Members.	~~51~~53

Section 9.4 Place of Meeting.	~~51~~53

Section 9.5 Notice of Meeting.	~~51~~54

Section 9.6 Quorum and Adjournment.	~~52~~55

Section 9.7 Proxies.	~~53~~55

Section 9.8 Notice of Member Business and Nominations.	~~53~~56

Section 9.9 Procedure for Election of Directors; Voting.	~~56~~59

Section 9.10 Inspectors of Elections; Opening and Closing the Polls.	~~56~~59

Section 9.11 Confidential Member Voting.	~~57~~59

Section 9.12 Waiver of Notice.	~~57~~60

Section 9.13 Remote Communication.	~~57~~60

Section 9.14 Member Action Without a Meeting.	~~58~~60

Section 9.15 Return on Capital Contribution.	~~58~~61

Section 9.16 Member Compensation.	~~58~~61

Section 9.17 Member Liability.	~~58~~61

MEMBER VOTE REQUIRED IN CONNECTION WITH CERTAIN BUSINESS COMBINATIONS OR TRANSACTIONS	~~58~~61

Section 10.1 Vote Generally Required	~~58~~61

Section 10.2 Vote for Business Combinations	~~59~~61

Section 10.3 Power of Continuing Directors	~~59~~61

Section 10.4 No Effect on Fiduciary Obligations	~~59~~62

ARTICLE 11 BOOKS AND RECORDS	~~59~~62

Section 11.1 Books and Records; Inspection by Members	~~59~~62

Section 11.2 Reports.	~~60~~63

Section 11.3 Preparation of Tax Returns	~~61~~63

Section 11.4 Tax Elections	~~61~~64

Section 11.5 Tax Information	~~62~~64

ARTICLE 12 AMENDMENTS	~~62~~65

ARTICLE 13 TRANSFERS; MONTHLY ALLOCATIONS	~~62~~65

ARTICLE 14 DISSOLUTION AND WINDING UP	~~63~~66

Section 14.1 Dissolution Events	~~63~~66

Section 14.2 Winding Up	~~63~~66

Section 14.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts	~~64~~67

Section 14.4 Deemed Distribution and Recontribution	~~65~~67

Section 14.5 Rights of Members	~~65~~68

Section 14.6 Notice of Dissolution/Termination	~~65~~68

Section 14.7 Allocations During Period of Liquidation	~~65~~68

Section 14.8 Character of Liquidating Distributions	~~65~~68

Section 14.9 The Liquidator	~~65~~68

Section 14.10 Form of Liquidating Distributions	~~66~~69

ARTICLE 15 MISCELLANEOUS	~~66~~69

Section 15.1 Notices	~~66~~69

Section 15.2 Binding Effect	~~67~~70

Section 15.3 Construction	~~67~~70

Section 15.4 Time	~~67~~70

Section 15.5 Headings	~~67~~70

Section 15.6 Severability.	~~67~~70
Section 15.7 Incorporation by Reference.	~~67~~70
Section 15.8 Variation of Terms.	~~67~~70
Section 15.9 Governing Law and Consent to Jurisdiction/Service of Process.	~~67~~70
Section 15.10 Waiver of Jury Trial.	~~68~~71
Section 15.11 Counterpart Execution.	~~68~~71
Section 15.12 Specific Performance.	~~68~~71
Exhibit A — Specimen LLC Interest Certificate	A-1

This ~~FOURTH~~FIFTH AMENDED AND RESTATED OPERATING AGREEMENT (the “Agreement”) shall be effective as of ~~January 1, 2012~~[                             ], 2016 and is entered into by Compass Diversified Holdings and Compass Group Management LLC, as Members hereunder and pursuant to the provisions of the Act as in effect on the date hereof. Such Members hereby agree to the amendment and restatement of the Fourth Amended and Restated Operating Agreement, effective as of January 1, 2012, which amended and restated the Third Amended and Restated Operating Agreement, effective as of November 1, 2010, which amended and restated the Second Amended and Restated Operating Agreement, effective as of January 9, 2007 which amended and restated the Amended and Restated Operating Agreement, dated as of April 25, 2006, which amended and restated the Operating Agreement, dated as of November 18, 2005 (the “Original Agreement”), as set forth herein. Capitalized terms used in this Agreement without definition shall have the respective meanings specified in Section 1.9 and, unless otherwise specified, article and section references used herein refer to Articles and Sections of this Agreement.

ARTICLE 1

THE COMPANY

Section 1.1 Formation. Pursuant to the terms of the Original Agreement, the Manager formed the Company as a limited liability company under and pursuant to the provisions of the Act and upon the terms and conditions set forth in the Original Agreement. The fact that the Certificate is on file in the office of the Secretary of State of the State of Delaware shall constitute notice that the Company is a limited liability company. Simultaneously with the execution of Original Agreement and the formation of the Company, the Manager was admitted as a Member of the Company. ~~Each member of the Board of Directors was designated as an “authorized person” within the meaning of the Act under the Original Agreement, and I. Joseph Massoud has executed, delivered and filed the Certificate with the Secretary of State of the State of Delaware, such execution, delivery and filing being hereby ratified in all respects. Upon the effectiveness of this Agreement, the powers of each member of the Board of Directors as an authorized person shall cease, and the Manager shall become the designated “authorized person” within the meaning of the Act and shall continue as the designated “authorized person” within the meaning of the Act.~~The Manager shall be the designated “authorized person” of the Company within the meaning of the Act. The Manager shall execute, deliver and file any other certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in ~~Connecticut and in any other~~any jurisdiction in which the Company may wish to conduct business. The rights and liabilities of the Members are, and shall be, as provided under the Act, the Certificate and this Agreement.

Section 1.2 Name.

(a) Subject to Section 1.2(b), the name of the Company shall continue to be Compass Group Diversified Holdings LLC and all business of the Company shall be conducted in such name. The Board of Directors may change the name of the Company upon ten (10) Business Days’ written notice to the Members, which name change shall be effective upon the filing of a certificate of amendment of the Certificate with the Secretary of State of the State of Delaware, and an amendment of this Agreement (which amendment shall not require the consent of any Member or other Person notwithstanding any other provision of this Agreement).

(b) The Board of Directors shall take all action and do all things necessary to give effect to Section 9.5 of the Management Services Agreement.

Section 1.3 Purpose; Powers; Company Not to Be an Investment Company; Prior Authorization of Actions Valid.

(a) The purposes of the Company are (i) to conduct or promote any lawful business, purpose or activity permitted for a limited liability company of the State of Delaware under the Act, (ii) to make such additional investments and engage in such additional activities as the Board of Directors may approve, and (iii) to engage in any and all activities related or incidental to the purposes set forth in clauses (i) and (ii); provided, however, that the Company is not permitted to engage in any activities that would cause it to become an “investment company” as defined in Section 3(a)(1) of the Investment Company Act of 1940, as amended and as may be amended from time to time, or any successor provision thereto.

(b) The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purposes of the Company set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Board of Directors pursuant to Article 6 hereof.

(c) Notwithstanding anything in this Agreement to the contrary, any actions and things (including the entering into and performance of any agreements or other documents) properly authorized, in the name and on behalf of the Company, by the Board of Directors as constituted at the time of any such authorization, whether prior to the date of this Agreement ~~(including under the Original Agreement)~~ or under and in accordance with this Agreement ~~(or the Original Agreement),~~, were, are and shall continue to be valid and duly authorized, and the Company shall continue to have the power and authority to take and do all such actions and things (including to enter into and perform all such agreements or other documents), whether or not such actions or things have already been taken or done (or such agreements or other documents entered into and/or performed), and regardless of whether the composition of the Board of Directors has changed~~, whether the Original Agreement or this Agreement has been amended, whether the Initial Public Offering has closed or otherwise prior to the actual taking or doing of any such actions or things (including the entering into or performance of any such documents) by the Company~~.

(d) The Company, and the Company on behalf of the Trust, is hereby authorized to execute, deliver and perform, and the Manager or any member of the Board of Directors or the Chief Executive Officer or the Chief Financial Officer, or any Person authorized by the Board of Directors on behalf of the Company, are hereby authorized to execute and deliver, the Management Services Agreements, the Trust Agreement and the other Transaction Documents (as such term is defined in the Original Agreement) and all documents, agreements, certificates, or financing statements contemplated thereby or related thereto, all without any further act, vote or approval of any other Person notwithstanding any other provision of this Agreement. The foregoing authorizations shall not be deemed a restriction on the powers of the Manager or the Board of Directors to enter into (or for the Board of Directors to delegate to other Persons the power to enter into) other agreements on behalf of the Company.

Section 1.4 Principal Place of Business; Registered Office; Registered Agent. The principal executive offices of the Company are at 61 Wilton Road, Westport, CT 06880. The Board of Directors may change the principal executive offices of the Company to any other place within or without the State of Delaware upon written notice to the Members. The address of the Company’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company or any successor registered agent for service of process as shall be appointed by the Board of Directors in accordance with the Act. The Company may have such offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Company may from time to time require.

Section 1.5 Term. The term of the Company commenced on the date the Certificate was first filed in the Office of the Secretary of State of the State of Delaware in accordance with the Act and shall continue until the winding up of the Company is completed following a Dissolution Event, as provided in Article 14 and the Certificate is cancelled as provided in the Act.

Section 1.6 Filings.

(a) The Board of Directors shall take any and all other actions, as may be reasonably necessary, to perfect and maintain the status of the Company as a limited liability company or similar type of limited liability entity under the laws of the State of Delaware and under the laws of any other jurisdictions in which the Company engages in business, including causing the Company to prepare, execute and file such amendments to the Certificate and such other assumed name certificates, documents, instruments and publications as may be required by law, including, without limitation, action to reflect:

(i) a change in the Company name; or

(ii) a correction of false or erroneous statements in the Certificate to accurately represent the information contained therein.

(b) Upon the dissolution and completion of the winding up of the Company in accordance with Article 14, the Board of Directors shall cause the Company to promptly execute and file a Certificate of Cancellation in accordance with the Act and the laws of any other jurisdiction in which the Board of Directors deems such filing necessary or advisable.

Section 1.7 Title to Property. All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property in its individual name, and each Member’s interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.

Section 1.8 Payments of Individual Obligations. The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.

Section 1.9 Interpretations; Definitions.

(a) Interpretations. For all purposes of this Agreement (as defined herein), except as otherwise expressly provided or unless the context otherwise requires:

(i) the terms defined in this ~~Article~~Section 1.9 have the meanings assigned to them in this ~~Article~~Section and include the plural as well as the singular;

(ii) unless the context otherwise requires, any reference to an “Article,” “Section” or an “Exhibit” refers to an Article, Section or an Exhibit, as the case may be, of this Agreement; ~~and~~

(iii) the words “herein,” “hereinafter,” “hereof,” “hereto” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision~~:~~; and

(iv) the term “including” is not limiting and means “including but not limited to”.

(b) Definitions.

“Acquirer” has the meaning set forth in the Trust Agreement.

“Acquisition Exchange” has the meaning set forth in the Trust Agreement.

“Act” means the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101 et seq., as amended from time to time (or any corresponding provisions of succeeding law) and, for the avoidance of doubt, includes all applicable jurisprudence.

“Adjusted Capital Account Deficit” means, with respect to any Member, the deficit balance, if any, in such Member’s Capital Account as of the end of the relevant Allocation Year, after giving effect to the following adjustments:

(i) credit to such Capital Account any amounts which such Member is deemed to be obligated to restore pursuant to the penultimate sentence in each of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and

(ii) debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations.

The foregoing definition of “Adjusted Capital Account Deficit” is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

“Adjusted Net Assets” shall be equal to, with respect to any Person as of any date, the sum of (i) such Person’s consolidated total assets (as determined in accordance with GAAP) as of such date, plus (ii) the absolute amount of consolidated accumulated amortization of intangibles of such Person (as determined in accordance with GAAP) as of such date, minus (iii) the absolute amount of Adjusted Total Liabilities of such Person as of such date.

“Adjusted Profit Distribution Amount” has the meaning set forth in Section 5.2(b).

“Adjusted Total Liabilities” shall be equal to, with respect to any Person as of any date, such Person’s consolidated total liabilities (as determined in accordance with GAAP) as of such date, after excluding the effect of any outstanding indebtedness of such Person.

“Administrator” means, as of any Calculation Date, (i) the Manager as of such Calculation Date, and (ii) if there is no Manager, the Chief Financial Officer in all other cases.

“Affiliate” means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person or (ii) any officer, director, general member, member or trustee of such Person. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean, with respect to any Persons, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least fifty percent (50%) of the directors, managers, general members or Persons exercising similar authority with respect to such Person.

“Agreement” has the meaning set forth in the introductory paragraph hereof.

“Allocated Share of Company Overhead” means, with respect to any Profit Distribution Subsidiary during any Measurement Period as of any Calculation Date, the aggregate amount of such Profit Distribution Subsidiary’s Quarterly Share of the Company’s Overhead for each Fiscal Quarter ending during such Measurement Period.

“Allocation Interests” means the limited liability company interests in the Company designated under the Original Agreement as the “Class B Interests” and subsequently redesignated ~~herein~~ as “Allocation Interests”, as authorized pursuant to Section 3.1(b), and having the rights provided herein.

“Allocation Interest Certificate” means a certificate representing Allocation Interests substantially in the form attached hereto as Exhibit A.

“Allocation Member” means the Manager, in its capacity as a Member.

“Allocation Year” means (i) the period commencing on the Effective Date and ending on December 31, 2005, (ii) any subsequent twelve (12)-month period commencing on January 1 and ending on December 31, or (iii) any portion of the period described in clause (i) or (ii) above for which the Company is required to allocate Profits, Losses and other items of Company income, gain, loss or deduction pursuant to Article 4.

“Applicable Listing Rules” means the applicable rules, if any, of the principal U.S. securities exchange or the New York Stock Exchange, as the case may be, on which the Trust Shares or Trust Interests, as applicable, are listed or quoted, as the case may be.

“Appointed Director” has the meaning set forth in Section 6.4.

“Approved Profit Distribution” has the meaning set forth in Section 5.2(c).

“Approved Profit Distribution Payment Date” means, with respect to any Calculation Date, ten (10) Business Days after the date upon which the Approved Profit Distribution as of such Calculation Date is deemed approved in accordance with Sections 5.2(c) or 5.2(d).

“Associate” has the meaning ascribed to such term in Rule 12b-2 of the rules promulgated under the Exchange Act.

“Audit Committee” means the Audit Committee of the Board of Directors established pursuant to Section 6.18(a)(ii).

“Average Allocated Share of Consolidated Equity” shall be equal to, with respect to any Profit Distribution Subsidiary during any Measurement Period as of any Calculation Date, the average (i.e. the arithmetic mean) of the Profit Distribution Subsidiary’s Quarterly Allocated Share of Consolidated Equity for each Fiscal Quarter ending during such Measurement Period.

“Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 of the Rules and Regulations promulgated under the Exchange Act.

“Board” or “Board of Directors” means the Board of Directors referred to in Article 6.

“Business Combination” means:

(i) any merger or consolidation of the Company or any Subsidiary thereof with (A) an Interested Shareholder, or (B) any other Person (whether or not itself an Interested Shareholder) that is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Shareholder; or

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with, or proposed by or on behalf of, an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder of any property or assets of the Company or any Subsidiary thereof having an aggregate Fair Market Value as of the date of the consummation of the transaction giving rise to the Business Combination of not less than ten percent (10%) of the Net Investment Value as of such date; or

(iii) the issuance or transfer by the Trust, the Company or any Subsidiary thereof (in one transaction or a series of transactions) of any securities of the Trust, the Company or any Subsidiary thereof to, or proposed by or on behalf of, an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value as of the date of the consummation of the transaction giving rise to the Business Combination of not less than ten percent (10%) of the Net Investment Value as of such date; or

(iv) any spin-off or split-up of any kind of the Company or any Subsidiary thereof, proposed by or on behalf of an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder; or

(v) any reclassification of the Trust Interests or securities of a Subsidiary of the Company (including any reverse split of Trust Interests or such securities) or recapitalization of the Company or such Subsidiary, or any merger or consolidation of the Company or such Subsidiary with any other Subsidiary thereof, or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder), that has the effect, directly or indirectly, of increasing the proportionate share of (A) Outstanding LLC Interests or such securities or securities of such Subsidiary which are beneficially owned by an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder or (B) any securities of the Company or such Subsidiary that are convertible into or exchangeable for Trust Interests or such securities of such Subsidiary, that are directly or indirectly owned by an Interested Shareholder or any of its Affiliates or Associates; or

(vi) any agreement, contract or other arrangement providing for any one or more of the actions specified in clauses (i) through (v) above.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banks in The City of New York are required, permitted or authorized, by applicable law or executive order, to be closed for regular banking business.

“Calculation Date” means, with respect to any Trigger Event, the last day of the Fiscal Quarter in which such Trigger Event occurs.

“Capital Account” means, with respect to any Member, the Capital Account established and maintained for such Member by the Company in accordance with the following provisions:

(i) to each Member’s Capital Account there shall be credited (A) such Member’s Capital Contributions (net of any liabilities relating to such Property), and (B) such Member’s distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Sections 4.3 or 4.4;

(ii) to each Member’s Capital Account there shall be debited (A) the amount of money and the Gross Asset Value of any Property distributed to such Member pursuant to any provision of this Agreement (net of any liabilities relating to such Property), and (B) such Member’s distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Sections 4.3 or 4.4;

(iii) in the event LLC Interests are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred LLC Interests; and

(iv) in determining the amount of any liability for purposes of subparagraphs (i) and (ii) above, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and the Regulations.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Board of Directors shall determine that it is prudent to modify the manner in which the Capital Accounts or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Members) are computed in order to comply with such Regulations, the Board of Directors may make such modification; provided, that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Article 14 upon the dissolution of the Company. The Board of Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality among the Capital Accounts of the Members and the amount of capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b). The Manager may maintain separate Capital Accounts with respect to the Trust Preferred Interests and the Trust Common Interests if it determines it is necessary to properly maintain the economic expectations for each class of LLC Interests.

“Capital Contributions” means, with respect to any Member, the amount of money and the initial Gross Asset Value of any Property (other than money) net of any liabilities relating to such Property contributed to the Company with respect to the LLC Interests of the Company held or subscribed for by such Member.

“Capital Gains” (i) shall mean, with respect to any Person, capital gains (as determined in accordance with GAAP) that are calculated in connection with the sale of capital stock or assets of such Person and which gave rise to a Sale Event and the calculation of the Profit Distribution Amount, and (ii) shall be equal to the amount, adjusted for minority interests, by which (x) the net sales price of such capital stock or assets, as the case may be, exceeded (y) the net book value (as determined in accordance with GAAP) of such capital stock or assets, as the case may be, at the time of such sale thereof, as reflected on the Company’s consolidated balance sheet prepared in accordance with GAAP; provided, that such amount shall not be less than zero.

“Capital Losses” (i) shall mean, with respect to any Person, capital losses (as determined in accordance with GAAP) that are calculated in connection with the sale of capital stock or assets of such person and which gave rise to a Sale Event and the calculation of the Profit Distribution Amount, and (ii) shall be equal to the amount, adjusted for minority interests, by which (x) the net book value (as determined in accordance with GAAP) of such capital stock or assets, as the case may be, at the time of such sale thereof, as reflected on the Company’s consolidated balance sheet prepared in accordance with GAAP, exceeded (y) the net sales price of such capital stock or assets, as the case may be; provided, that the absolute amount shall not be less than zero.

“Cash Available for Distribution” means, for any period, the sum of (i) gross cash proceeds of the Company for such period (which includes the proceeds of borrowings by the Company) minus (ii) the portion thereof used to pay or establish reserves for Company expenses, debt payments, capital improvements, replacements and contingencies, in each case, as determined by the Board of Directors. “Cash Available for Distribution” shall not be reduced by depreciation, amortization, cost recovery deductions or similar allowances, but shall be increased by any reductions of reserves described in clause (ii) of the prior sentence.

“Certificate” means the certificate of formation of the Company filed with the Secretary of State of the State of Delaware pursuant to the Act on November 18, 2005, as originally executed and amended, modified, supplemented or restated from time to time as the context requires.

“Certificate of Cancellation” means a certificate of cancellation of the Certificate filed in accordance with 6 Del. C. § 18-203.

“Chairman” means the director designated or nominated and elected, as the case may be, as Chairman of the Board of Directors, in accordance with Section 6.9, with such powers and duties as are set forth in Section 6.10.

“Chief Executive Officer” means the Chief Executive Officer of the Company, including any interim Chief Executive Officer of the Company, with such powers and duties as are set forth in Section 7.4.

“Chief Financial Officer” means the Chief Financial Officer of the Company, including any interim Chief Financial Officer of the Company, with such powers and duties as are set forth in Section 7.5.

“Closing Price” means, as of any date:

(i) the closing sale price (or, if no closing price is reported, the last reported sale price) of one Trust Share on the New York Stock Exchange on such date;

(ii) if the Trust Shares are not so quoted on the New York Stock Exchange on any such date, the last reported sale price as reported in the composite transactions for the principal U.S. securities exchange on which the Trust Shares are so listed on such date;

(iii) if the Trust Shares are not so reported, the last quoted bid price for the Trust Shares in the over-the-counter market as reported by the National Quotation Bureau or a similar organization on such date; or

(iv) if the Trust Shares are not so quoted, the average of the midpoint of the last bid and ask prices for the Trust Shares from at least three nationally recognized investment banking firms that the Company selects for such purpose on such date.

“Code” means the United States Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of law in effect in the future.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Shares” has the meaning set forth in the Trust Agreement.

“Company” means the limited liability company formed pursuant to the Original Agreement and the Certificate, and continued pursuant to this Agreement.

“Company Minimum Gain” has the same meaning as the term “partnership minimum gain” in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

“Company Only Financial Statements” means, with respect to any accounting period, the unconsolidated financial statements of the Company prepared in accordance with GAAP.

~~“Compass Diversified Investments, Inc.” means Compass Diversified Investments, Inc. a Bahamian international business corporation wholly owned by Compass Group Investments, Inc.~~

“Compensation Committee” means the Compensation Committee of the Board of Directors established pursuant to Section 6.18(a)(iii).

“Consolidated Net Equity” shall be equal to, with respect to the Company as of any date, the sum of (i) the Company’s consolidated total assets (as determined in accordance with GAAP) as of such date, plus (ii) the aggregate amount of assets impairments (as determined in accordance with GAAP) that were taken relating to any Subsidiaries of the Company as of such date, plus (iii) the consolidated accumulated amortization of intangibles (as determined in accordance with GAAP) of the Company as of such date, minus (iv) the Company’s consolidated total liabilities (as determined in accordance with GAAP) as of such date ~~plus (v) to the extent included in the Company’s consolidated total liabilities (as determined in accordance with GAAP) as of such date, the absolute amount of the Company’s liabilities (as determined in accordance with GAAP) in respect of its obligations under the Supplemental Put Agreement~~.

“Continuing Director” means (i) any director of the Company who (A) is neither the Interested Shareholder involved in the Business Combination as to which a determination of Continuing Directors is provided hereunder, nor an Affiliate, Associate, employee, agent or nominee of such Interested Shareholder, or a relative of any of the foregoing, and (B) was a member of the Board of Directors prior to the time that such Interested Shareholder became an Interested Shareholder, or (ii) any successor of a Continuing Director described in clause (i) above who is recommended or elected to succeed a Continuing Director by the affirmative vote of a majority of Continuing Directors then on the Board of Directors.

“Contribution-Based Profits” shall be equal to, with respect to any Profit Distribution Subsidiary for any Measurement Period as of any Calculation Date, the sum of (i) the aggregate amount of such Profit Distribution Subsidiary’s net income (loss) (as determined in accordance with GAAP and adjusted for minority interests) with respect to such Measurement Period (without giving effect to ~~(x)~~ any Capital Gains or Capital Losses realized by such Profit Distribution Subsidiary that arise with respect to the sale of capital stock or assets held by such Profit Distribution Subsidiary and which gave rise to a Sale Event and a calculation of Profit Distribution Amount ~~or (y) any expense attributable to the accrual or payment of any amount of Profit Distribution or any amount arising under the Supplemental Put Agreement, in each case,~~ to the extent included in the calculation of such Profit Distribution Subsidiary’s net income (loss)), plus (ii) the absolute aggregate amount of such Profit Distribution Subsidiary’s Loan Expense with respect to such Measurement Period, minus (iii) the absolute aggregate amount of such Profit Distribution Subsidiary’s Allocated Share of the Company’s Overhead with respect to such Measurement Period.

“Control Date” means the date upon which the Acquirer becomes the Beneficial Owner of at least 90% of the Outstanding Trust Interests.

~~“Credit Agreement” means the Credit Agreement, dated as of the date hereof, as may be amended from time to time, entered into by and between the Company and the Borrower (as defined therein).~~

“Corresponding Trust Shares” has the meaning set forth in Section 3.1(a)(i).

“Cumulative Capital Gains” shall be equal to, as of any Calculation Date, the aggregate amount of Capital Gains realized by the Company as of such calculation date, after giving effect to any Capital Gains realized by the Company on such Calculation Date, since its inception.

“Cumulative Capital Losses” shall be equal to, as of any Calculation Date, the aggregate amount of Capital Losses realized by the Company, after giving effect to any Capital Losses realized by the Company on such Calculation Date, since its inception.

“Cumulative Gains and Losses” shall be equal to, with respect to the Company as of any Calculation Date, an amount equal to the sum of (i) the amount of Cumulative Capital Gains as of such Calculation Date, minus (ii) the absolute amount of Cumulative Capital Losses as of such Calculation Date.

“Current Board” has the meaning set forth in Section 6.1.

“Current Director” has the meaning set forth in Section 6.1.

“Debt” means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds or other instruments, (ii) obligations as lessee under capital leases, (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company, whether or not the Company has assumed or become liable for the obligations secured thereby, (iv) any obligation under any interest rate swap agreement, (v) accounts payable, and (vi) obligations under direct or indirect guarantees of (including obligations, contingent or otherwise, to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v) above; provided, that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company’s business and are not delinquent or are being contested in good faith by appropriate proceedings.

“DGCL” means the Delaware General Corporation Law, 8 Del. C. §§ 101 et seq., as amended from time to time (or any corresponding provisions of succeeding law) and, for the avoidance of doubt, includes all applicable jurisprudence.

“Direct Company Expenses” means, with respect to any period, that portion of the Company’s operating expenses (including any management fees paid by the Company) for such period that are not incurred with respect to any Subsidiary for such period.

“Disputed Profit Distribution” has the meaning set forth in Section 5.2(c).

“Disputed Profit Distribution Date” has the meaning set forth in Section 5.2(c).

“Disputed Profit Distribution Payment Date” means, with respect to any Calculation Date, (i) if the Administrator does not disagree with the Audit Committee’s calculation of Disputed Profit Distribution in accordance with Section 5.2(e)(i)(B), ten (10) Business Days after the Disputed Profit Distribution Date as of such Calculation Date or (ii) in all other cases, twenty-one (21) Business Days after the Disputed Profit Distribution Date as of such Calculation Date.

“Distribution Entitlement” has the meaning set forth in Section 5.2(l).

“Distribution Entitlement Amount” shall be equal to, as of any date of a Distribution Entitlement Notice, the sum of (i) the aggregate amount of all Distribution Entitlements elected to be such by the Allocation Member on all Profit Distribution Payment Dates occurring prior to the date of such Distribution Entitlement Notice, minus (ii) the aggregate amount of all Distribution Entitlement Payments paid by the Company to the Manager on all Distribution Entitlement Payment Dates occurring prior to the date of such Distribution Entitlement Notice.

“Distribution Entitlement Notice” has the meaning set forth in Section 5.2(l).

“Distribution Entitlement Payment” has the meaning set forth in Section 5.2(l).

“Distribution Entitlement Payment Date” has the meaning set forth in Section 5.2(l).

“Disinterested Director” means a director of the Company who is not and was not a party to the proceeding or matter in respect of which indemnification is sought by the claimant.

“Dissolution Event” has the meaning set forth in Section 14.1.

“Effective Date” means November 18, 2005, being the date of the effectiveness of the filing of the Certificate.

“Election Period” means, with respect to any Holding Date or anniversary thereof, the 30-day period immediately following such Holding Date or anniversary thereof.

“Entire Board of Directors” has the meaning set forth in Section 6.17.

~~“Escrow Agreement” means the Escrow Agreement, dated as of the date hereof, as may be amended from time to time, entered into by and between the Company and The Bank of New York, Inc. or any successor(s) thereto and the other parties names therein.~~

 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date:

(i) in the case of any equity securities, the average of the closing sale prices for such equity securities during the ten (10) Business Days immediately preceding such date:

(A) as reported in composite transactions by the New York Stock Exchange;

(B) if such equity securities are not so reported by the New York Stock Exchange, as reported in the composite transactions for the principal U.S. securities exchange on which such equity securities are so listed;

(C) if such equity securities are not so reported, the last quoted bid price for such equity securities, in the over-the-counter market as reported by the National Quotation Bureau or a similar organization; or

(ii) if such equity securities are not so reported, quoted or listed, or in the case of any other Property, the fair market value of such equity securities or such Property as of such date as determined by a majority of the Board of Directors in good faith; provided, that if the Manager shall dispute any such determination of fair market value by the Board of Directors, fair market value shall be determined instead by the investment banking or professional valuation firm selected by the Board of Directors from among no fewer than three qualified candidates provided by the Manager.

“Fiscal Quarter” means the Company’s fiscal quarter for purposes of its reporting obligations under the Exchange Act.

“Fiscal Year” means the Company’s fiscal year for purposes of its reporting obligations under the Exchange Act.

“Future Investments” means contractual commitments to invest represented by definitive agreements.

“GAAP” means generally accepted accounting principles in effect in the United States, consistently applied.

“Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for U.S. federal income tax purposes, except as follows:

(i) the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Board of Directors;

(ii) the Gross Asset Values of all Company assets shall be adjusted by the Tax Matters Member to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Tax Matters Member as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company Property as consideration for an interest in the Company; (C) in connection with the grant of an interest in the Company (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Company by an existing Member acting in a partner capacity or by a new Member acting in a partner capacity or in anticipation of being a Member; (D) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) or (~~D~~E) upon the declaration of a Holding Event; provided, that an adjustment described in clauses (A) ~~and (B~~through (C) of this subparagraph (ii) shall be made only if the Tax Matters Member reasonably determines that such adjustment is necessary to reflect the relative economic interests of the Members in the Company;

(iii) the Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution, as determined by the Tax Matters Member; and

(iv) the Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Profits” and “Losses”; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

“High Water Mark” means, as of any Calculation Date, the highest positive amount of the Company’s Cumulative Gains and Losses as of such Calculation Date that were calculated in connection with any Qualifying Trigger Event that occurred prior to such Calculation Date.

“High Water Mark Allocation” shall be equal to, as of any Calculation Date, the product of (i) the amount of the High Water Mark as of such Calculation Date, multiplied by (ii) 20%.

“Holding Date” means, with respect to any Subsidiary, the fifth anniversary of the date upon which the Company acquired a controlling interest in such Subsidiary; provided, that if the Allocation Member has previously elected that a Holding Event has occurred with respect to any Subsidiary, then Holding Date shall mean, with respect to such Subsidiary, the fifth anniversary of the Calculation Date with respect to such previously elected Holding Event.

“Holding Event” means, with respect to any Subsidiary, (i) the election by the Allocation Member on or after the Holding Date with respect to such Subsidiary that a Holding Event has occurred; provided, that the Allocation Member must make such election during the Election Period with respect to such Holding Date, or (ii) the election by the Allocation Member on or after each anniversary of any Holding Date with respect to such Subsidiary that a Holding Event has occurred; provided, that the Allocation Member must make such election during the Election Period with respect to such anniversary of such Holding Date.

“Independent Director” means a director who (i) (a) is not an officer or employee of the Company, or an officer, director or employee of any Subsidiary of the Company, (b) was not appointed as a director pursuant to the terms of the Management Services Agreement, and (c) for so long as the Management Services Agreement is in effect, is not affiliated with the Manager or any of its Affiliates, and (ii) who satisfies the independence requirements under the Applicable Listing Rules as determined by the Board of Directors.

“Independently Calculated Profit Distribution” has the meaning set forth in Section 5.2(d).

“Independently Calculated Profit Distribution Payment Date” means, with respect to any Calculation Date, ten (10) Business Days after the receipt by the Administrator and the Audit Committee of the calculation of Profit Distribution Amount as of such Calculation Date by the independent accounting firm in accordance with Section 5.2(d).

~~“Initial Board” has the meaning set forth in Section 6.1.~~

~~“Initial Director” has the meaning set forth in Section 6.1.~~

“Initial Public Offering” means the initial public offering of Trust Shares by the Trust~~, closing~~ on ~~the date hereof~~May 16, 2006.

“Interested Shareholder” means any Person (other than the Manager, the Members, the Company or any Subsidiary of the Company, any employee benefit plan maintained by the Company or any Subsidiary thereof or any trustee or fiduciary with respect to any such plan when acting in such capacity) that:

(i) is, or was at any time within the three-year period immediately prior to the date in question, the Beneficial Owner of fifteen percent (15%) or more of the then Outstanding Voting Trust Interests and who did not become the Beneficial Owner of such amount of Trust Interests pursuant to a transaction that was approved by the affirmative vote of a majority of the Entire Board of Directors; or

(ii) is an assignee of, or has otherwise succeeded to, any Trust Interests of which an Interested Shareholder was the Beneficial Owner at any time within the three-year period immediately prior to the date in question, if such assignment or succession occurred in the course of a transaction, or series of transactions, not involving a public offering within the meaning of the Securities Act.

For the purpose of determining whether a Person is an Interested Shareholder, the Trust Interests that may be issuable or exchangeable by the Company to the Interested Shareholder pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, warrants or options, or otherwise, shall be included, but not any other Trust Interests that may be issuable or exchangeable by the Company pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, warrants or options, or otherwise, to any Person who is not the Interested Shareholder.

“IPO Entity” has the meaning set forth in Section 5.2(b).

“IPO Event” has the meaning set forth in Section 5.2(b).

“Issuance Items” has the meaning set forth in Section 4.3(g).

“Level 1 Hurdle Amount” shall be equal to, with respect to any Profit Distribution Subsidiary as of any Calculation Date, the product of (i) (x) 1.75% multiplied by (y) the number of Fiscal Quarters ending during the Measurement Period with respect to such Profit Distribution Subsidiary as of such Calculation Date, multiplied by (ii) such Profit Distribution Subsidiary’s Average Allocated Share of Consolidated Equity for each Fiscal Quarter ending during such Measurement Period.

“Level 2 Hurdle Amount” shall be equal to, with respect to any Profit Distribution Subsidiary as of any Calculation Date, the product of (i) (x) 2.1875%, multiplied by (y) the number of Fiscal Quarters ending during the Measurement Period with respect to such Profit Distribution Subsidiary as of such Calculation Date, multiplied by (ii) such Profit Distribution Subsidiary’s Average Allocated Share of Consolidated Equity for each Fiscal Quarter ending during such Measurement Period.

“Liquidation Period” has the meaning set forth in Section 14.7.

“Liquidator” means a Person appointed by the Board of Directors to oversee the winding up of the Company.

“LLC Interests” means, collectively, the Trust Interests and the Allocation Interests.

“Loan Expense” means, with respect to any Profit Distribution Subsidiary for any Measurement Period as of any Calculation Date, the aggregate amount of all interest or other expenses paid by such Profit Distribution Subsidiary with respect to indebtedness of such Profit Distribution Subsidiary to either the Company or other Subsidiaries of the Company with respect to such Measurement Period.

“Losses” has the meaning set forth in the definition of “Profits” and “Losses” below.

“Management Fee” means the management fee payable by the Company pursuant to the Management Services Agreement with respect to the provision of management services to the Company.

“Management Services Agreement” means the Management Services Agreement, dated as of ~~the date hereof~~May 16, 2006, as amended and as may be further amended from time to time hereafter, entered into by and between the Company and the Manager.

“Manager” means Compass Group Management LLC, and any successor thereto.

“Market Value” means, as of any date, the product of (1) the average number of, if the Trust is in existence as of such date, Trust Shares or, if the Trust is not in existence as of such date, Trust Interests, as applicable, issued and Outstanding, other than treasury shares or treasury Trust Interests, as applicable, during the last fifteen (15) Business Days of the most recently completed Fiscal Quarter as of such date multiplied by (2) the volume weighted average trading price per Trust Share or per Trust Interest, as applicable, as determined by reference to the relevant securities exchange identified in clause (i) of the definition of Fair Market Value, over such fifteen (15) Business Days.

“Measurement Period” means, with respect to any Profit Distribution Subsidiary as of any Calculation Date, the period from and including the later of: (i) the date upon which the Company acquired a controlling interest in such Profit Distribution Subsidiary and (ii) the immediately preceding Calculation Date as of which Contribution-Based Profits were calculated with respect to such Profit Distribution Subsidiary and with respect to which Profit Distributions were paid (or, at the election of the Allocation Member, deferred) by the Company, up to and including such Calculation Date.

“Member” means, as of any date, any holder of Trust Interests or Allocation Interests, as of such date.

“Member Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Section 1.704-2(b)(4) of the Regulations.

“Member Nonrecourse Debt Minimum Gain” means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

“Member Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

“Net Investment Value” means, as of any date, the sum of:

(i) the Market Value as of such date; plus

(ii) the amount of any borrowings (other than intercompany borrowings) of the Company and its Subsidiaries (but not including borrowings on behalf of any Subsidiary of such Subsidiaries) as of such date; plus

(iii) the value of Future Investments of the Company and/or any of its Subsidiaries other than cash or cash equivalents, as calculated by the Manager and approved by a majority of the Continuing Directors as of such date; provided, that such Future Investments have not been outstanding for more than two consecutive full Fiscal Quarters as of such date; less

(iv) the aggregate amount held by the Company and its Subsidiaries in cash or cash equivalents (but not including cash or cash equivalents held specifically for the benefit of any Subsidiary of such Subsidiaries) as of such date.

“Net Long Term Capital Gain” has the meaning set forth in Code Section 1222(7).

“New York Stock Exchange” means the New York Stock Exchange or any successor thereto.

“Nominating and Governance Committee” means the Nominating and Governance Committee of the Board of Directors established pursuant to Section 6.18(a)(i).

“Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.

“Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

“Offer Price” means, as of any Control Date, the average Closing Price per Trust Share or Trust Interest, as applicable, on the twenty (20) Business Days immediately prior to, but not including, such Control Date.

“Original Agreement” has the meaning set forth in the introductory paragraph hereof.

“Outstanding” means, as of any date, with respect to any security theretofore issued by the Company, except:

(i) such securities as represented by certificates or electronic positions evidencing such securities that have been canceled or delivered for cancellation; and

(ii) such security as represented by certificates or electronic positions that have been exchanged for or in lieu of which other securities have been executed and delivered pursuant to Section 3.5.

 “Overhead” shall be equal to, with respect to the Company for any Fiscal Quarter, the sum of (i) that portion of the Company’s operating expenses (as determined in accordance with GAAP) (without giving effect to any expense attributable to the accrual or payment of any amount of Profit Distribution ~~or any amount arising under the Supplemental Put Agreement~~ to the extent included in the calculation of the Company’s operating expenses), including any Management Fees actually paid by the Company to the Manager, with respect to such Fiscal Quarter that are not attributable to any Subsidiary of the Company (i.e., operating expenses that do not correspond to operating expenses of a Subsidiary of the Company with respect to such Fiscal Quarter), plus (ii) the Company’s accrued interest expense (as determined in accordance with GAAP) on any outstanding Third Party Indebtedness of the Company with respect to such Fiscal Quarter, minus (iii) revenue, interest income and other income reflected in the Company Only Financial Statements.

“Over-Paid Profit Distributions” shall be equal to, as of any Calculation Date, the amount by which (i) the aggregate amount of Profit Distributions that were actually paid by the Company with respect to all Profit Distribution Payment Dates immediately preceding such Calculation Date, exceeded (ii) the aggregate amount of Profit Distributions that were actually due and payable by the Company with respect to all such Profit Distribution Payment Dates, as determined in accordance with Section 5.2; provided, that such amount shall not be less than zero.

“Percentage Interest” means, as of any date of determination, (a) with respect to any Member as ~~of any date~~to such Member’s Trust Common Interests, the ratio (expressed as a percentage) of the number of ~~LLC~~Trust Common Interests held by such Member on such date relative to the aggregate number of ~~LLC~~Trust Common Interests then Outstanding as of such date, (b) with respect to any Member as to such Member’s Trust Preferred Interests, the percentage established for such Preferred Trust Interests by the Board of Directors in the relevant Trust Interest Designation as a part of the issuance of such Preferred Trust Interests, and (c) with respect to any Member as to such Member’s Allocation Interests, the ratio (expressed as a percentage) of the number of Allocation Interests held by such Member on such date relative to the aggregate number of Allocation Interests then Outstanding as of such date.

“Person” means any individual, company (whether general or limited), limited liability company, corporation, trust, estate, association, nominee or other entity.

“Profit Distribution” means, as of any Calculation Date, any Approved Profit Distribution as of such Calculation Date, Disputed Profit Distribution as of such Calculation Date, the Independently Calculated Profit Distribution as of such Calculation Date or the Profit Distribution Amount as of such Calculation Date, originally submitted to the Audit Committee by the Administrator pursuant to Section 5.2(c), as the case may be. For the avoidance of doubt, Profit Distribution shall also mean any portion of the foregoing payable on any applicable Profit Distribution Payment Date, including any Independently Calculated Profit Distribution Payment Date or Submission Failure Payment Date, as the case may be.

“Profit Distribution Amount” shall be equal to, with respect to any Profit Distribution Subsidiary as of any Calculation Date, the sum of (i) the amount by which Total Profit Allocation with respect to such Profit Distribution Subsidiary as of such Calculation Date exceeds such Profit Distribution Subsidiary’s Level 1 Hurdle Amount as of such Calculation Date but is less than such Profit Distribution Subsidiary’s Level 2 Hurdle Amount as of such Calculation Date, plus (ii) the product of (x) the amount by which Total Profit Allocation with respect to such Profit Distribution Subsidiary as of such Calculation Date exceeds such Profit Distribution Subsidiary’s Level 2 Hurdle Amount as of such Calculation Date, multiplied by (y) 20%, minus (iii) the High Water Mark Allocation, if any, as of such Calculation Date.

“Profit Distribution Payment Date” means any Approved Profit Distribution Payment Date, as of any Calculation Date, with respect to Approved Profit Distribution, any Disputed Profit Distribution Payment Date, as of any Calculation Date, with respect to Disputed Profit Distribution, any Submission Failure Payment Date, as of any Calculation Date, with respect to Approved Profit Distribution, or any Independently Calculated Profit Distribution Payment Date, as of any Calculation Date, with respect to the Independently Calculated Profit Distribution, as the case may be.

“Profit Distribution Subsidiary” has the meaning set forth in Section 5.2(b).

“Profits” and “Losses” mean, for each Allocation Year, an amount equal to the Company’s taxable income or loss for such Allocation Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):

(i) any income of the Company that is exempt from U.S. federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss;

(ii) any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be subtracted from such taxable income or loss;

(iii) in the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses;

(iv) gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for U.S. federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value;

(v) to the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and

(vi) notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections 4.3 or 4.4 shall not be taken into account in computing Profits or Losses.

The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 4.3 and 4.4 shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (v) above.

“Property” means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.

“Qualifying Trigger Event”means any Trigger Event with respect to a Profit Distribution Subsidiary (i) that gave rise to the calculation of Total Profit Allocation with respect to such Profit Distribution Subsidiary as of any Calculation Date and (ii) where the amount of Total Profit Allocation so calculated as of such Calculation Date exceeded such Profit Distribution Subsidiary’s Level 2 Hurdle Amount as of such Calculation Date.

“Quarterly Allocated Share of Consolidated Equity” shall be equal to, with respect to any Profit Distribution Subsidiary for any Fiscal Quarter, the product of (i) the Company’s Consolidated Net Equity as of the last day of such Fiscal Quarter, multiplied by (ii) a fraction, the numerator of which is such Profit Distribution Subsidiary’s Adjusted Net Assets as of the last day of such Fiscal Quarter and the denominator of which is the sum of the Adjusted Net Assets of all of the Subsidiaries owned by us as of the last day of such Fiscal Quarter.

“Quarterly Share of Company Overhead” shall be equal to, with respect to any Profit Distribution Subsidiary for any Fiscal Quarter, the product of (i) the absolute amount of the Company’s Overhead with respect to such Fiscal Quarter, multiplied by (ii) a fraction, the numerator of which is such Profit Distribution Subsidiary’s Adjusted Net Assets as of the last day of such Fiscal Quarter and the denominator of which is the sum of the Adjusted Net Assets of all of the Subsidiaries owned by us as of the last day of such Fiscal Quarter.

“Register” has the meaning set forth in Section 3.3.

“Regular Trustees” has the meaning set forth in the Trust Agreement.

“Regulations” means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations are amended from time to time.

“Regulatory Allocations” has the meaning set forth in Section 4.4.

~~“Repurchase Date” has the meaning set forth in Section 3.4(b).~~

“Rules and Regulations” means the rules and regulations promulgated under the Exchange Act or the Securities Act.

“Sale Event” means, with respect to any Subsidiary, the sale of a material amount, as determined by the Allocation Member and consented to by a majority of the Board of Directors, such consent not to be unreasonably withheld, conditioned or delayed, of the capital stock or assets of such Subsidiary or a Subsidiary of such Subsidiary.

“Secretary” means the Secretary of the Company, with such powers and duties as set forth in Section 7.7.

“Securities Act” means the Securities Act of 1933, as amended.

~~“Stock Transfer Agency Agreement” means the Stock Transfer Agency Agreement, dated as of the date hereof, as may be amended from time to time, entered into by and between the Company and The Bank of New York, Inc. or any successor(s) thereto.~~

“Submission Date” has the meaning set forth in Section 5.2(d).

“Submission Failure Payment Date” means, with respect to any Calculation Date, ten (10) Business Date after the Submission Date with respect to such Calculation Date.

“Subsidiary” means, with respect to any Person, any corporation, company, joint venture, limited liability company, association or other Person in which such Person owns, directly or indirectly, more than 50% of the Outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such Person.

~~“Supplemental Put Agreement” means the Supplemental Put Agreement, dated as of the date hereof, as may be amended from time to time, entered into by and between the Company and the Allocation Member.~~

“Tax Distribution” has the meaning set forth in Section 5.2(h).

“Tax Distribution Payment Date” has the meaning set forth in Section 5.2(h).

“Tax Matters Member” has the meaning set forth in Section 11.4(a).

“Third Party Indebtedness” means, with respect to any Person, indebtedness of such Person owed to any third party lenders that are not Affiliated with such Person.

“Total Profit Allocation” shall be equal to, with respect to any Profit Distribution Subsidiary as of any Calculation Date, the sum of (i) the Contribution-Based Profits of such Profit Distribution Subsidiary for the Measurement Period with respect to such Profit Distribution Subsidiary as of such Calculation Date, plus (ii) if the Trigger Event underlying the calculation of Total Profit Allocation as of such Calculation Date is a Sale Event, the Company’s Cumulative Gains and Losses as of such Calculation Date.

~~“Transaction Documents” means the Management Services Agreements, the Trust Agreement, the Supplemental Put Agreement, the Credit Agreement, the Underwriting Agreement, the Stock Transfer Agency Agreement, the Escrow Agreement and all documents and certificates contemplated thereby or delivered in connection therewith.~~

“Transfer” means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, sell, pledge or hypothecate or otherwise dispose of.

“Transfer Agent” means, with respect to the Trust Shares and the LLC Interests, Broadridge Corporate Issues Solutions, Inc. ~~The Bank of New York, Inc.,~~ or any successor(s) thereto.

“Trigger Event” means, with respect to any Subsidiary, the occurrence of either a Sale Event or a Holding Event with respect to such Subsidiary.

“Trust” means Compass Diversified Holdings, a Delaware statutory trust.

“Trust Agreement” means the Second Amended and Restated Trust Agreement, dated as of the date hereof, entered into by and among the Company and ~~The Bank~~BNY Mellon Trust of ~~New York (~~Delaware~~),~~, a Delaware banking corporation, as property trustee, and the Regular Trustees.

~~“Trust Interests” means the limited liability company interests in the Company designated under the Original Agreement as the “Class A Interests” and redesignated herein as “Trust Interests”, as authorized pursuant to Section 3.1(a), and having the rights provided herein.~~

“Trust Common Interests” means any Trust Interests that are not Trust Preferred Interests.

“Trust Interest Certificates” means, with respect to Trust Common Interests, a certificate ~~representing Trust Interests~~ substantially in the form attached hereto as Exhibit A and, with respect to Trust Preferred Interests, such certificates, if any, as specified in the applicable Trust Interest Designation.

“Trust Interest Designation” has the meaning assigned to such term in Section 3.1(a).

“Trust Interests” means limited liability company interests issued by the Company that evidence a Member’s rights, powers and duties with respect to the Company pursuant to this Agreement and the Act, other than Allocation Interests. Trust Interests may be Trust Common Interests or Trust Preferred Interests, and may be issued in one or more series or, in the case of Trust Preferred Interests, classes.

“Trust Member” means any holder of a Trust Interest, in its capacity as a Member.

“Trust Preferred Interests” means a class or series of limited liability interests in the Company that entitles the Person in whose name such limited liability interests are registered on the books that the Company has caused to be kept as of the opening of business on a particular Business Day to a preference or priority over the holders of any other class or series of limited liability interests in the Company in (i) the right to share Profits or Losses or items thereof, (ii) the right to share in Company distributions, and/or (iii) rights upon dissolution or liquidation of the Company.

“Trust Shares” means the shares of the Trust, each representing one undivided beneficial interest in the assets of the Trust.

“Under-Paid Profit Distributions” shall be equal to, as of any Calculation Date, the amount by which (i) the aggregate amount of Profit Distributions that were actually due and payable by the Company with respect to all Profit Distribution Payment Dates immediately preceding such Calculation Date, as determined in accordance with Section 5.2 exceeded (ii) the aggregate amount of Profit Distributions that were actually paid by the Company with respect to all such Profit Distribution Payment Dates; provided, that such amount shall not be less than zero.

~~“Underwriting Agreement” means the Underwriting Agreement, dated as of the date hereof, entered into by and among the Company, the Trust, the Manager, Ferris, Baker Watts, Incorporated, and the other parties thereto.~~

“Voluntary Exchange” has the meaning set forth in the Trust Agreement.

“Voting Trust Interests” means, at any time, all Trust Interests then Outstanding with respect to which the holder thereof is, pursuant to this Agreement or the applicable Trust Interest Designation, entitled to vote on matters submitted for consent or approval of holders of Trust Interests under this Agreement.

ARTICLE 2

THE TRUST

Section 2.1 Trust to Be Sole Holder of Trust Interests. The Company ~~shall issue~~issued Trust Interests to the Trust as the initial Trust Member, and the Trust ~~shall be~~was admitted to the Company as a Member of the Company in respect thereof upon its execution of a counterpart of ~~this~~the Original Agreement. For so long as the Trust remains in existence, subject to Sections 2.3 and 2.4(a), it is intended that the Trust shall be the sole Trust Member and the sole owner of one hundred percent (100%) of the Trust Interests, and, during such period, the Company shall not issue, sell or otherwise transfer any of its Trust Interests to any Person other than the Trust. Each Trust Member agrees with the Company to be bound by the terms of this Agreement.

Section 2.2 Trust Shares to Represent Trust Interests. Each Trust Share represents one undivided beneficial interest in the assets of the Trust, which assets consist of the underlying Trust Interests.

Section 2.3 Voluntary Exchange of Trust Shares for Trust Interests. The Company, acting through its Board of Directors, shall take all actions and do all things necessary to give effect to a Voluntary Exchange on the terms and conditions set forth in Section 9.2 of the Trust Agreement.

Section 2.4 Acquisition Exchange of Trust Shares for Trust Interests.

(a) Right to Acquisition Exchange. The Company, acting through its Board of Directors, shall take all actions and do all things necessary to give effect to an Acquisition Exchange on the terms and conditions set forth in Section 9.3 of the Trust Agreement.

(b) Right to Acquire Trust Interests of Remaining Holders for Cash. Following the completion of an Acquisition Exchange, the Acquirer shall have the right to purchase, solely for cash, and Members other than the Acquirer shall be required to sell, all, but not less than all, of the Outstanding Trust Interests not then held by the Acquirer, at the Offer Price. The Acquirer may exercise its right to effect such purchase by delivering written notice to the Company and the Transfer Agent of its election to make the purchase not less than sixty (60) days prior to the Control Date. Promptly after receipt of such notice, the Board of Directors shall declare a record date. The Company will cause the Transfer Agent to mail a copy of such notice to the Trust Members at least thirty (30) days prior to such Control Date.

Section 2.5 Right of Holders of Trust Shares and Members to Enforce Provisions of this Agreement and Bring Derivative Action.

(a) The Allocation Member, individually, and any other Member or Members holding, in the aggregate, at least ten percent (10%) of the Outstanding Trust Common Interests, shall have the right to institute any legal proceeding against the Company to enforce the provisions of this Agreement, and to the fullest extent permitted by applicable law, no other Member or Members shall have the right to institute any legal proceeding against the Company to enforce the provisions of this Agreement.

(b) For so long as the Trust remains the sole holder of Trust Interests, holders of at least ten percent (10%) of the Common Shares then Outstanding ~~Trust Shares~~ shall have the right to cause the Trust to institute any legal proceeding for any remedy available to the Trust, as a holder of Trust Interests and, to the extent permitted by applicable law, such holders of ~~Trust~~Common Shares may direct the time, method and place of conducting any such legal proceeding brought by the Trust. For so long as the Trust remains the sole holder of Trust Interests, holders of record of at least ten percent (10%) of the Common Shares then Outstanding ~~Trust Shares~~ shall also have the right to institute directly against the Company any legal proceeding available to the Trust against the Company to enforce the provisions of this Agreement. Solely for purposes of this Section 2.5(b) and only to the extent provided herein, the holders of ~~the Outstanding Trust~~Common Shares shall be deemed to be third-party beneficiaries of this Agreement to the same extent as if they were signatories hereto.

(c) Except as expressly provided in this Agreement, nothing in this Agreement shall be deemed to give to any Person any benefit or any legal or equitable right, remedy or claim under this Agreement.

Section 2.6 Reimbursement of Regular Trustees. The Company shall reimburse the Regular Trustees for any expenses, out-of-pocket or otherwise, incurred on behalf of the Trust or otherwise in connection with performing any of their duties or obligations under the Trust Agreement.

ARTICLE 3

CLASSES AND ISSUANCE OF LLC INTERESTS; TRANSFER

Section 3.1 LLC Interests. The Company shall be authorized to issue ~~two classes of limited liability company interests to the Members:~~ Trust Interests and Allocation Interests to the Members as provided in Sections 3.1(a) and (b~~).~~):

(a) Trust Interests.

(i) Generally. The Company, and the Board of Directors by resolution on behalf of the Company, shall, without the vote or consent of any Member or other Person, initially be authorized to issue up to five hundred million (500,000,000) Trust Common Interests in one or more series and [                     (            )] million Trust Preferred Interests in one or more classes or series and, for so long as the Trust remains the sole holder of Trust Interests, the Company shall cause to be issued to the Trust, as of any date, the identical number of each class or series of Trust Interests as the number of each class or series of Trust Shares that are issued and Outstanding~~.~~ (such corresponding Trust Shares sometimes referred to herein as “Corresponding Trust Shares”). The aggregate number of Trust Interests that are authorized to be issued may be increased from time to time by an amendment to this Agreement upon the adoption of a resolution by the affirmative vote of at least a majority of the Entire Board of Directors declaring such amendment to be advisable and the approval of such amendment by the affirmative vote of the holders of a majority of the Voting Trust Interests then Outstanding present in person or represented by proxy at a meeting of the Members. Each Member holding a Trust Interest shall have all the rights, privileges and obligations set forth herein pertaining to holders of Trust Interests, and shall, subject to any applicable Trust Interest Designation, have one vote per Trust Interest in accordance with the terms of this Agreement. The Trust Interests shall, subject to any applicable Trust Interest Designation, be certificated in the form of a Trust Interest Certificate or represented by electronic book-entry position.

(ii) Trust Preferred Interests.

(A) Without the consent or approval of any Members, Trust Preferred Interests may be issued by the Company, and by the Board of Directors on behalf of the Company, in one or more classes or series, with such designations, preferences, rights, powers and duties (which may be junior to, equivalent to, or senior or superior to, any existing class or series of Trust Interests) as shall be fixed by the Board of Directors and reflected in a written action or actions approved by the Board of Directors (each, a “Trust Interest Designation”), including (i) the right to share Company Profits and Losses or items thereof; (ii) the right to share in Company distributions, the dates distributions will be payable and whether distributions with respect to such series or class will be cumulative or non-cumulative; (iii) rights upon dissolution and liquidation of the Company; (iv) whether, and the terms and conditions upon which, the Company may redeem such Trust Preferred Interests; (v) whether such Trust Preferred Interests are issued with the privilege of conversion or exchange and, if so, the conversion or exchange price or prices or rate or rates, any rate adjustments, the date or dates on which, or the period or period during which, such Trust Preferred Interests will be convertible or exchangeable and all other terms and conditions upon which the conversion or exchange may be made; (vi) the terms and conditions upon which such Trust Preferred Interests will be issued, evidenced by certificates and assigned or transferred; (vii) the method for determining the Percentage Interest as to such Trust Preferred Interests; (viii) the terms and amounts of any sinking fund provided for the purchase or redemption of such Trust Preferred Interests of the class or series; (ix) whether there will be restrictions on the issuance of Trust Preferred Interests of the same class or series or any other class or series; and (x) the right, if any, of the holder of each such Trust Preferred Interests to vote on Company matters, including matters relating to the relative rights, preferences and privileges of such Trust Interests. A Trust Interest Designation (or any resolution of the Board of Directors amending any Trust Interest Designation) shall be effective when a duly executed original of the same is delivered to the Secretary of the Company for inclusion among the books and records of the Company, and shall be annexed to, and constitute part of, this Agreement. Unless otherwise provided in the applicable Trust Interest Designation, subject to Section 3.1(a)(i), the Board of Directors may at any time increase or decrease the amount of Trust Preferred Interests of any class or series, but not below the number of Trust Preferred Interests of such class or series then Outstanding.

(B) Subject to clause (B) of Article 12 but otherwise notwithstanding anything to the contrary contained in this Agreement (including Article 12 except for clause (B) thereof), the Board of Directors may, without the consent or approval of any Members, amend this Agreement and make any filings under the Act or otherwise to the extent the Board of Directors determines that it is necessary or desirable in order to effectuate any issuance of Trust Preferred Interests pursuant to this Article 3. The terms of any Trust Interest Designation adopted hereunder may amend the provisions of this Agreement or any other Trust Interest Designation.

(C) The Board of Directors may classify any unissued Trust Preferred Interests and reclassify any previously classified but unissued Trust Preferred Interests of any series from time to time, in one or more classes or series.

~~(ii)~~(iii) Restrictions on Transfer of Trust Interests. Except as otherwise provided in Article 2, the Trust to the fullest extent permitted by law shall not be permitted to transfer, and the Company shall not recognize any purported transfer of, nor in any respect treat any purported transferee as the owner of, any Trust Interests held by the Trust.

(b) Allocation Interests.

(i) Generally. The Company is authorized to issue one thousand (1,000) Allocation Interests. As of the date hereof, all one thousand (1,000) Allocation Interests have been ~~or are hereby~~ issued to the Allocation Member. One hundred percent (100%) of the Allocation Interests shall be issued to the Manager. Each Member holding an Allocation Interest shall have all the rights, privileges and obligations set forth herein pertaining to holders of Allocation Interests. The Allocation Interests shall be certificated in the form of an Allocation Interest Certificate. The holders of Allocation Interests shall not be entitled to vote with respect to any issue relating to the Company notwithstanding the Act or other applicable law, except as provided in Article 10 (in which case, the holders of Allocation Interests shall have one vote per Allocation Interest). For the avoidance of doubt, the parties intend that the Manager not be a “manager” within the meaning of Section 18-402 of the Act.

(ii) Restrictions on Transfer of Allocation Interests. Until such time as the Management Services Agreement is terminated, the Manager (or any Allocation Member holding Allocation Interests in accordance with this Section 3.1(b)) to the fullest extent permitted by law shall not be permitted to transfer, and the Company shall not recognize any purported transfer of, nor in any respect treat any purported transferee as the owner of, any Allocation Interests held by the Manager; provided, that any Allocation Member may transfer Allocation Interests to any Affiliate of the Manager, and any Allocation Interests so transferred shall remain subject to the restrictions of this Section 3.1(b)(i) in the hands of such permitted transferee.

Section 3.2 Issuance of Additional Trust Interests. For so long as the Trust remains the sole holder of Trust Interests, (a) the Board of Directors shall have authority to issue to the Trust, from time to time without any vote or other action by the Members, in one or more classes or series, as applicable, any or all Trust Interests of the Company at any time authorized, and (b) the Company will issue additional Trust Interests, in one or more classes or series, as applicable, to the Trust in exchange for an equal number of Corresponding Trust Shares which the Company may sell or distribute in any manner, subject to applicable law, that the Board of Directors in its sole discretion deems appropriate and advisable.

Section 3.3 Trust Interest Certificates; Admission of Additional Members. ~~The~~ Subject to any applicable Trust Interest Designation, the Trust Interest Certificates shall be conclusive evidence of ownership of the related Trust Interests, and every holder of record of Trust Interests of the Company shall be entitled to one or more Trust Interest Certificates representing the number of Trust Interests held by such holder of record. Any Trust Interest Certificates of the Company to be issued shall be issued under the seal of the Company, or a facsimile thereof, and shall be numbered and shall be entered in the books of the Company as they are issued. If and when issued, each Trust Interest Certificate shall bear a serial number, shall exhibit the holder’s name and the number of Trust Interests evidenced thereby and shall be signed by the Chief Executive Officer or the Chief Financial Officer. Any or all of the signatures on the Trust Interest Certificates may be facsimiles. If any officer or Transfer Agent who has signed or whose facsimile signature has been placed upon a Trust Interest Certificate shall have ceased to be such officer or Transfer Agent before such Trust Interest Certificate is issued, the Trust Interest Certificate may be issued by the Company with the same effect as if such Person or entity were such officer or Transfer Agent at the date of issue. ~~From the time of the closing of the Initial Public Offering, the~~The Company shall at all times retain the Transfer Agent to maintain a register of the Trust Interests (the “Register”), the Transfer Agent, in such capacity shall be known as the Registrar, and cause such Registrar to register thereon any transfer of Trust Interest Certificates. Transfer of Trust Interests of the Company shall be made on the Register only upon surrender to the Transfer Agent of the Trust Interest Certificates, if any, duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer; provided, however, that such succession, assignment or transfer is not prohibited by the Trust Interest Certificates, this Agreement, any applicable Trust Interest Designation, applicable law or contract. Thereupon, the Company shall issue a new Trust Interest Certificate (if applicable and requested) to the Person entitled thereto, cancel ~~the~~any old Trust Interest Certificate, and ~~shall~~ instruct the Registrar to record the transaction upon the Register.

Section 3.4 Repurchase of Trust Interests by the Company.

(a) The Board of Directors shall have authority to cause the Company to conduct a capital reduction, including the repurchase of any number of issued and Outstanding Trust Interests; provided, however, that the Company shall not purchase or redeem its Trust Interests for cash or other property if any such purchase or redemption would be inconsistent with the requirements of Section 18-607 or Section 18-804 of the Act; provided, further, that so long as the Trust remains the sole holder of Trust Interests, the Company, as sponsor of the Trust, acting through its Board of Directors, shall cause the Trust to conduct a capital reduction on similar terms and shall ensure that an identical number of Trust Interests and Trust Shares are issued and Outstanding at any one time.

(b) ~~In the event the Board of Directors determines that the Company shall make an offer to repurchase any number of issued and Outstanding Trust Interests, the Board of Directors shall deliver to the Transfer Agent notice of such offer to repurchase indicating the repurchase price and the date of repurchase (the “Repurchase Date”) and shall cause the Transfer Agent to mail a copy of such notice to the Members and holders of Trust Shares, as the case may be, at least thirty (30) days prior to the Repurchase Date.~~ Any Trust Interests tendered and repurchased by the Company, in accordance with this Section 3.4, shall be deemed to be authorized and issued, but not Outstanding and, subject to Section 2.1, may subsequently be sold or Transferred for due consideration.

Section 3.5 Mutilated, Lost, Destroyed or Stolen Certificates. Each holder of record of Trust Interests and Allocation Interests shall promptly notify the Company of any mutilation, loss or destruction of any certificate of which such holder is the record holder. The Company may, in its discretion, cause the Transfer Agent to issue a new certificate in place of any certificate theretofore issued by it and alleged to have been mutilated, lost, stolen or destroyed, upon surrender of the mutilated Share certificate or, in the case of loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction, and the Board of Directors may, in its discretion, require the holder of record of the Trust Interests or Allocation Interests evidenced by the lost, stolen or destroyed certificate, or his legal representative, to give the Transfer Agent a bond sufficient to indemnify the Transfer Agent against any claim made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE 4

ALLOCATIONS

Section 4.1 General Application. The rules set forth below in this Article 4 shall, subject to any applicable Trust Interest Designation, apply for the purposes of determining each Member’s allocable share of the items of income, gain, loss and expense of the Company comprising Profits or Losses of the Company for each Allocation Year, determining special allocations of other items of income, gain, loss and expense, and adjusting the balance of each Member’s Capital Account to reflect the aforementioned general and special allocations. For each Allocation Year, the special allocations in Section 4.3 shall be made immediately prior to the general allocations of Section 4.2.

Section 4.2 Allocations of Profits and Losses.

(a) Special Allocations Following Capital Gain Transactions. If the Company has a Sale Event during the Allocation Year, any Company Net Long Term Capital Gain shall be allocated:

(i) First to the Allocation Member to the extent of any amounts payable to the Allocation Member with respect to the Allocation Year pursuant to Section 5.2, and

(ii) The balance of such Net Long Term Capital Gain shall, subject to any applicable Trust Interest Designation, be allocated among the Members in accordance with the general allocation of Profits or Losses for such year, as provided in Section 4.2(b) or (c).

(b) Allocation of Profit. If the Company has Profits during the Allocation Year, after excluding the amount of any Net Long Term Capital Gain allocated to the Allocation Member pursuant to Section 4.2(a), such Profits (as so reduced) shall be allocated:

(i) First to the Allocation Member to the extent of the any amounts payable to the Allocation Member with respect to the Allocation Year pursuant to Section 5.2, but without duplicating any allocations of Net Long Term Capital Gain to the Allocation Member for such Allocation Year pursuant to Section 4.2(a), and

(ii) ~~The~~Subject to any applicable Trust Interest Designation, the balance to the Members in accordance with their Percentage Interests.

(c) Allocation of Losses. If the Company has Losses during the Allocation Year, after excluding the amount of any Net Long Term Capital Gain allocated to the Allocation Member pursuant to Section 4.2(a), such Losses (as so increased) shall be allocated, subject to the limitations of Section 4.5:

(i) First to the Members in accordance with their Percentage Interests, up to, but not exceeding, the amount that would cause the Capital Account of any Member to be a negative number; and

(ii) The balance, if any, shall be allocated among the Trust Members in accordance with their Percentage Interests.

(d) Character of Allocations. Allocations to Members of Profits or Losses pursuant to Sections 4.2(b) and 4.2(c) shall consist of a proportionate share of each Company item of income, gain, expense and loss entering into the computation of Profits or Losses for such Allocation Year (other than the portion of each Net Long Term Capital Gain that is specially allocated to the Allocation Member pursuant to Section 4.2(a)).

Section 4.3 Special Allocations. The following special allocations shall, subject to any applicable Trust Interest Designation, be made in the following order:

(a) Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Article 4, if there is a net decrease in Company Minimum Gain during any Allocation Year, each Member shall be specially allocated items of Company income and gain for such Allocation Year (and, if necessary, subsequent Allocation Years) in an amount equal to such Member’s share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g) and (h). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 4.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

(b) Member Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Article 4, if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Allocation Year, each Member who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Allocation Year (and, if necessary, subsequent Allocation Years) in an amount equal to such Member’s share of the net decrease in Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 4.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

(c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Section 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of the Member as quickly as possible; provided, that an allocation pursuant to this Section 4.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article 4 have been tentatively made as if this Section 4.3(c) were not in this Agreement.

(d) Nonrecourse Deductions. Nonrecourse Deductions for any Allocation Year shall be specially allocated to the Members in the manner elected by the Tax Matters Member in conformity with the provisions of Regulations 1.704-2, and in the absence of such an election, to the Trust Members in proportion to their respective Percentage Interests.

(e) Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for any Allocation Year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

(f) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b), is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of such Member’s interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies or to the Member to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(g) Allocations Relating to Taxable Issuance of Company LLC Interests. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of LLC Interests by the Company to a Member (the “Issuance Items”) shall be allocated among the Members (the Trust ~~Members~~Member and Allocation ~~Members~~Member) so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations made under this Agreement to each Member, shall be equal to the net amount that would have been allocated to each such Member if the Issuance Items had not been realized.

Section 4.4 Curative Allocations. The allocations set forth in Sections 4.3(a), 4.3(b), 4.3(c), 4.3(d), 4.3(e), 4.3(f), 4.3(g) and 4.5 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 4.4. Therefore, notwithstanding any other provision of this Article 4 (other than the Regulatory Allocations), the Board of Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of this Agreement and all Company items were allocated pursuant to Sections 4.1, 4.2 and 4.3(h).

Section 4.5 Loss Limitation. Losses allocated pursuant to Section 4.2 shall not exceed the maximum amount of Losses that can be allocated without causing any Member to have an Adjusted Capital Account Deficit at the end of any Allocation Year. In the event some but not all of the Members would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 4.2, the limitation set forth in this Section 4.5 shall be applied on a Member-by-Member basis, and Losses not allocable to any Member as a result of such limitation shall be allocated to the other Members in accordance with the positive balances in such Members’ Capital Accounts so as to allocate the maximum permissible Losses to each Member under Section 1.704-1(b)(2)(ii)(d) of the Regulations.

Section 4.6 Other Allocation Rules.

(a) For purposes of determining the Profits and Losses or any other items allocable to any period, Profits, Losses, and any other such items shall be determined on a monthly or other basis, as determined by the Company using any method permissible under Code Section 706 and the Regulations thereunder.

(b) The Members are aware of the income tax consequences of the allocations made by this Article 4 and hereby agree to be bound by the provisions of this Article 4 in reporting their shares of Company income and loss for income tax purposes.

(c) Solely for purposes of determining a Member’s proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Member’s interests in Company profits are in proportion to their Percentage Interests.

(d) To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Manager shall endeavor to treat distributions as having been made from the proceeds of a Nonrecourse Liability or a Member Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Member.

(e) To the extent the Tax Matters Member determines, in consultation with the Company’s tax advisors, that any distribution pursuant to Article 5 to a Member hereunder (or portion of such distribution) would more properly be characterized as a payment described in Code Section 707(a) or 707(c), such payment may be so characterized in the Company’s tax filings, and in such event, shall be taken into account for federal income tax purposes as an expense of the Company, and not as an allocation of income to a Member affecting such Member’s Capital Account.

Section 4.7 Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such Property to the Company for U.S. federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value) using a method, selected in the discretion of the Board of Directors in accordance with Section 1.704-3 of the Regulations.

In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for U.S. federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder.

Any elections or other decisions relating to such allocations shall be made by the Board of Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 4.7 are solely for purposes of U.S. federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Profits, Losses, other items or distributions pursuant to any provision of this Agreement.

ARTICLE 5

DISTRIBUTIONS

Section 5.1 Distributions to Members. Except as otherwise provided in Section 5.3 and Article 14, the Board of Directors may, in its sole discretion and at any time, declare and pay distributions with respect to the LLC Interests to the Members, as of any record date established by the Board of Directors with respect to such distributions, from Cash Available for Distribution to all Members, subject to any applicable Trust Interest Designation, in proportion to their Percentage Interests.

Section 5.2 Distributions to the Allocation Member.

(a) In General. Except as otherwise provided in Section 5.3 and Article 14 and subject to the other terms and conditions set forth in this Section 5.2, for so long as the Allocation Interests are Outstanding (i) the Administrator shall calculate (x) the Profit Distribution Amount, and the components thereof, in accordance with Section 5.2(b) and (y) Tax Distributions, and the components thereof, in accordance with Section 5.2(i) and (ii) the Company shall pay (x) Profit Distributions in accordance with Section 5.2(e) and (y) Tax Distributions in accordance with Section 5.2(h).

(b) Calculation of Profit Distribution Amount Upon Trigger Event. Subject to Section 5.2(g), upon the occurrence of a Trigger Event with respect to any Subsidiary (the “Profit Distribution Subsidiary”), the Administrator, as of the relevant Calculation Date with respect to such Trigger Event, shall:

(i) calculate, on or promptly following such Calculation Date, the Profit Distribution Amount with respect to such Profit Distribution Subsidiary as of such Calculation Date; and

(ii) adjust such Profit Distribution Amount (as adjusted, the “Adjusted Profit Distribution Amount”) so calculated, on a dollar-for-dollar basis, by:

(A) reducing such Profit Distribution Amount by the aggregate amount of any Over-Paid Profit Distributions, if any, existing as of such Calculation Date;

(B) increasing such Profit Distribution Amount by the aggregate amount of any Under-Paid Profit Distributions, if any, existing as of such Calculation Date; and

(C) reducing such Profit Distribution Amount by the aggregate amount of any Tax Distributions, if any, that were previously received by the Allocation Member on any Tax Distribution Payment Date prior to such Calculation Date, to the extent such amount of Tax Distributions have not been previously applied towards a reduction of Profit Distribution Amount in accordance with this Section 5.2(b).

If more than one Trigger Event takes place during any Fiscal Quarter which would cause the calculation of the Profit Distribution Amount with respect to more than one Profit Distribution Subsidiary as of the Calculation Date with respect to such Trigger Event, then the Profit Distribution Amount shall be calculated under this Section 5.2(b) with respect to each Profit Distribution Subsidiary separately and in the order in which controlling interest in each such Profit Distribution Subsidiary was acquired or otherwise obtained by the Company, and the resulting amounts so calculated shall be aggregated to determine the total amount of the Profit Distribution Amount as of such Calculation Date for any purpose hereunder; provided, that if controlling interest in such Profit Distribution Subsidiaries was acquired or otherwise obtained at the same time, then the Profit Distribution Amount shall be further calculated under this Section 5.2(b) with respect to each Profit Distribution Subsidiary separately and in the order in which each such Profit Distribution Subsidiary was sold.

Notwithstanding anything to the contrary in this Agreement (including, for the avoidance of doubt, the definitions of “Calculation Date” and “Total Profit Allocation”), upon the closing of an initial public offering (an “IPO Event”) by any Subsidiary (an “IPO Entity”), such IPO Event and the receipt of proceeds from such IPO Event shall be treated as a Sale Event subject to the following provisions:

(1) The calculation by the Administrator and the payment by the Company of the Adjusted Profit Distribution Amount in connection with the IPO Event shall be calculated and paid in quarterly installments upon the receipt by the Company of proceeds from the sale of equity securities of such IPO Entity, either in connection with the IPO Event or thereafter, regardless of whether such IPO Entity is thereafter a Subsidiary;

(2) If on the date of the IPO Event the IPO Entity had positive Contribution-Based Profits for the Measurement Period ending on the IPO Event, then the Administrator shall calculate and the Company shall pay the first installment of the Adjusted Profit Distribution Amount inclusive of the entire amount attributable to the Contribution-Based Profits of the IPO Entity as though a Holding Event had been declared in conjunction with the IPO Event;

(3) If on the date of the IPO Event the IPO Entity had negative Contribution-Based Profits for the Measurement Period ending on the IPO Event, then no installments of the Adjusted Profit Distribution Amount shall be payable to the Allocation Member until, and to the extent, the Total Profit Allocation with respect to the IPO Entity recalculated as of the date of payment is a positive number.

(4) Upon an IPO Event, the Contribution-Based Profits in respect of the IPO Entity shall be fixed and no further Contribution-Based Profits shall be taken into account in respect of the IPO Entity, regardless of whether the IPO Entity is or is not then a Subsidiary.

(5) In conjunction with the IPO Event, the Administrator shall allocate to each share of equity securities of the IPO Entity held by the Company plus each share sold in the IPO Event a ratable portion of the Company’s book basis (as calculated in accordance with GAAP) in the aggregate shares, such that the Administrator is able to calculate readily an installment of the Adjusted Profit Distribution Amount to be distributed to the Allocation Member in connection with each disposition by the Company of shares of equity securities in the IPO Entity. This allocation by the Administrator shall be fixed and shall not be adjusted thereafter, notwithstanding that the Company’s book basis in any such shares held by the Company may thereafter be adjusted in accordance with GAAP.

(6) On the last day of the first twelve Fiscal Quarters following an IPO Event, and subject to the Audit Committee approvals and review procedures provided in Section 5.2(c), (d) and (g), the Administrator shall recalculate and the Company shall pay such installments of the Adjusted Profit Distribution Amount on a per share basis to the extent the Company has received proceeds from the disposition of equity securities in such IPO Entity during such Fiscal Quarter.

(7) On the last day of the twelfth Fiscal Quarter following the IPO Event, subject to the Audit Committee approvals and review procedures provided for in Section 5.2(c), (d) and (g), the Administrator shall recalculate the Adjusted Profit Distribution as if all shares of the IPO Entity held by the Company on that date were sold for cash equal to their fair market value, and shall pay the Adjusted Profit Distribution, as so calculated, to the Allocation Member in the form of shares of the IPO Entity with a fair market value equal to the Adjusted Profit, unless the Allocation Member elects to be paid in immediately available funds or a combination of shares of the IPO Entity and immediately available funds. Any such final payment shall be based upon the average of the closing price of the shares of the IPO Entity for the fifteen (15) trading days that precede the third anniversary and such payment shall be made without discount of any kind (including discounts that might be based upon lack of control, liquidity or other factors); provided that if such shares are not then traded on either the New York Stock Exchange or the NASDAQ (or such applicable successor market thereto), then such payment shall be based upon a fair market evaluation of such shares performed by the Administrator and approved by the Audit Committee in accordance with this Agreement.

(8) In connection with an IPO Event, all calculations related to the Profit Distribution Amount shall use the Level 1 Hurdle Amount and Level 2 Hurdle Amount calculated as of the date of the IPO Event as though all the Company’s equity interest in the IPO Entity were disposed of by the Company on the date of the IPO Event at the price per share achieved in the IPO Event, regardless of how many shares of the IPO Entity were disposed of by the Company in the IPO Event. Cumulative Gains and Losses shall be taken into account in an IPO Event in connection with each calculation and payment of an installment of the Profit Distribution Amount (including, for the avoidance of doubt, for purposes of the calculations called for by sub-clause (5) above).

(c) Approval of Profit Distributions. The Administrator shall promptly submit in writing any calculation of the Adjusted Profit Distribution Amount to the Audit Committee, in sufficient detail to permit a prompt review and approval by the Audit Committee. Any calculation of the Adjusted Profit Distribution Amount so submitted by the Administrator shall be deemed automatically approved by the Audit Committee ten (10) Business Days after the date submitted by the Administrator (such approved Adjusted Profit Distribution Amount, as well as any amounts deemed to be Approved Profit Distributions pursuant to Sections 5.2(c) or 5.2(d)), the “Approved Profit Distribution”); provided, that if the Audit Committee, by resolution, disapproves of the calculation of such Adjusted Profit Distribution Amount submitted to it by the Administrator within such ten (10) Business Days, then, within ten (10) Business Days after the date of such resolution of disapproval, the Audit Committee shall recalculate, or cause the recalculation of, such Adjusted Profit Distribution Amount as of the relevant Calculation Date in accordance with this Section 5.2 (such recalculated Adjusted Profit Distribution Amount, the “Disputed Profit Distribution”) and present in writing its calculation of the Disputed Profit Distribution to the Administrator in sufficient detail to permit a prompt review by the Administrator (such date of presentation, the “Disputed Profit Distribution Date”); provided, further, that if the Audit Committee fails to present such a calculation of Disputed Profit Distribution to the Administrator by the tenth (10th) Business Day after the date it disapproves of the calculation of Adjusted Profit Distribution Amount submitted to it by the Administrator, then the calculation of the Adjusted Profit Distribution Amount originally submitted to the Audit Committee by the Administrator shall be deemed an Approved Profit Distribution on such tenth (10th) Business Day.

(d) Independent Accounting Firm. The Administrator shall have ten (10) Business Days to review the Audit Committee’s calculation of any Disputed Profit Distribution presented to it pursuant to Section 5.2(c), and if the Administrator disagrees with such calculation, then the Administrator shall have the right, pursuant to a written notice that must be delivered during such ten (10) Business Day period, to direct the Audit Committee to engage, at the Company’s cost and expense, an independent accounting firm to calculate the Adjusted Profit Distribution Amount as of the relevant Calculation Date in accordance with this Section 5.2. Such notice from the Administrator shall state any points of disagreement with the Audit Committee’s calculation and shall designate no fewer than three independent accounting firms to calculate the Adjusted Profit Distribution Amount. The Audit Committee shall engage one of the designated independent accounting firms within ten (10) Business Days. If the Audit Committee fails to engage one of the designated independent accounting firms within ten (10) Business Days, then the calculation of the Adjusted Profit Distribution Amount originally submitted to the Audit Committee by the Administrator pursuant to Section 5.2(c) shall be deemed an Approved Profit Distribution. The Audit Committee shall direct the designated independent accounting firm to deliver its calculation of the Adjusted Profit Distribution Amount, calculated in accordance with this Section 5.2 (as calculated, the “Independently Calculated Profit Distribution”), within twenty (20) Business Days of its engagement (the “Submission Date”) to both the Administrator and the Audit Committee at the same time. If the independent accounting firm so engaged fails to deliver its calculation of the Adjusted Profit Distribution Amount within the time required hereby, then the calculation of the Adjusted Profit Distribution Amount originally submitted to the Audit Committee by the Administrator pursuant to Section 5.2(c) shall be deemed an Approved Profit Distribution. In making its calculation of the Adjusted Profit Distribution Amount, the independent accounting firm shall (i) review and consider any documentation submitted by the Administrator and the Audit Committee in support of their respective calculations of the Adjusted Profit Distribution Amount, and (ii) be based on the most recently available consolidated financial statements of the Company and its Subsidiaries (audited or unaudited). The Independently Calculated Profit Distribution shall be final, conclusive and binding on the Administrator, the Audit Committee, the Company and the Allocation Member.

(e) Payment of Profit Distributions. Subject to 5.2(l), the Company shall pay, on the applicable Profit Distribution Payment Date with respect to any Calculation Date, Profit Distribution in the following manner:

(i) First, one of the following amounts of Profit Distribution:

(A) if the calculation of the Adjusted Profit Distribution Amount as of such Calculation Date submitted by the Administrator to the Audit Committee is deemed approved in accordance with Section 5.2(c) or 5.2(d), then the Company shall pay to the Allocation Member on the Approved Profit Distribution Payment Date an amount equal to the Approved Profit Distribution as of such Calculation Date, or

(B) if (x) the calculation of the Adjusted Profit Distribution Amount as of such Calculation Date submitted by the Administrator to the Audit Committee is disapproved by the Audit Committee and recalculated by the Audit Committee and (y) the Administrator does not disagree with such calculation of Disputed Profit Distribution pursuant to Section 5.2(d), then the Company shall pay to the Allocation Member on the Disputed Profit Distribution Payment Date an amount equal to the Disputed Profit Distribution as of such Calculation Date; or

(C) if (x) the calculation of the Adjusted Profit Distribution Amount as of such Calculation Date submitted by the Administrator to the Audit Committee is disapproved by the Audit Committee and recalculated by the Audit Committee and (y) the Administrator disagrees with such calculation of Disputed Profit Distribution and directs the Audit Committee to engage an independent accounting firm pursuant to Section 5.2(d) and the Audit Committee engages such independent accounting firm, then the Company shall pay to the Allocation Member on the Disputed Profit Distribution Payment Date the lesser of an amount equal to (A) the Profit Distribution Amount, as of such Calculation Date, originally submitted to the Audit Committee by the Administrator pursuant to Section 5.2(c), and (B) the Disputed Profit Distribution as of the relevant Calculation Date; and

(ii) Second, one of the following amounts of Profit Distribution:

(A) if an independent accounting firm delivers its Independently Calculated Profit Distribution as of such Calculation Date to the Administrator and the Audit Committee in accordance with Section 5.2(d), then the Company shall pay to the Allocation Member on the Independently Calculated Profit Distribution Payment Date an amount equal to the amount by which (x) the Independently Calculated Profit Distribution as of such Calculation Date exceeds (y) the amount of Profit Distribution, as the case may be and as of such Calculation Date, paid by the Company in accordance with Section 5.2(e)(i)(C), or

(B) if (x) an independent accounting firm fails to delivers its calculation of Adjusted Profit Distribution Amount as of such Calculation Date to the Administrator and the Audit Committee in accordance with Section 5.2(d) and (y) the Profit Distribution Amount originally submitted to the Audit Committee by the Administrator pursuant to Section 5.2(c) is greater than the Disputed Profit Distribution, then the Company shall pay to the Allocation Member on the Submission Failure Payment Date, the amount by which Approved Profit Distribution as of such Calculation Date exceeds (y) the amount of Profit Distribution, as the case may be and as of such Calculation Date, paid by the Company in accordance with Section 5.2(e)(i)(C).

Any Profit Distributions will be due and payable on the applicable Profit Distribution Payment Date by the Company, in arrears, in immediately available funds by wire transfer to an account designated by the Allocation Member from time to time.

Notwithstanding anything to the contrary contained in the Agreement, including this Section 5.2(e), the Company also shall pay any amounts called for by the final paragraph (including all sub-clauses thereof) of Section 5.2(b).

(f) Reserved.

(g) True-Up and Review of Profit Distributions. The calculation to be made by any Person hereunder of any Profit Distribution or Adjusted Profit Distribution Amount, in each case, as of any Calculation Date, shall be based on, in the following order (i) audited consolidated financial statements to the extent available with respect to any Person underlying such calculation of Profit Distribution, (ii) if audited consolidated financial statements are not available with respect to such Person, then unaudited consolidated financial statements to the extent available with respect to such Person, and (iii) if neither audited nor unaudited consolidated financial statements are available with respect to such Person, then the books and records of such Person then available; provided, that, with respect to any calculation of the Profit Distribution based on the books and records of any Person related to such calculation of Profit Distribution, upon availability of, in the first instance, audited consolidated financial statements with respect to such Person or, in the second instance, unaudited consolidated financial statements with respect to such Person, in each case, relating to amounts previously calculated on such Calculation Date by reference to the books and records of such relevant Person, the Profit Distribution Amount, and any components thereof, as of such Calculation Date shall be recalculated to determine if any Over-Paid Profit Distributions or Under-Paid Profit Distributions were created as of such Calculation Date. In making any determination under this Section 5.2 with respect to any individual calculation of the Profit Distribution Amount or Adjusted Profit Distribution Amount, in each case, as of any Calculation Date, such determination shall be based on only one of the following, in the following order, with respect to such calculation of Profit Distribution Amount or Adjusted Profit Distribution Amount, as the case may be: (x) the Independently Calculated Profit Distribution calculated as of such Calculation Date, (y) if no Independently Calculated Profit Distribution was calculated as of such Calculation Date, the Approved Profit Distribution as of such Calculation Date, and (z) if no Approved Profit Distribution or Independently Calculated Profit Distribution, in each case, was calculated as of such Calculation Date (i.e., if the Profit Distribution Amount calculated by the Administrator as of such Calculation Date was not approved by the Audit Committee, automatically or otherwise, or the Administrator did not disagree with the Audit Committee’s calculated of Disputed Profit Distribution as of such Calculation Date), the Disputed Profit Distribution as calculated as of the Calculation Date.

(h) Payment of Tax Distributions. With respect to any calendar year in which the Allocation Member shall be allocated income pursuant to Article 4, but with respect to which the Allocation Member has not, prior to April 15 of the following year, received Profit Distributions from the Company pursuant to Section 5.2(e) in amounts at least equal to the Allocation Member’s tax liability arising from allocations of income hereunder to the Allocation Member with respect to such calendar year, the Company shall make a distribution to the Allocation Member in an amount calculated in accordance with Section 5.2(i) (the “Tax Distribution”) by April 15 of such following year (such date of payment, the “Tax Distribution Payment Date”).

(i) Calculation of Tax Distributions. The amount of Tax Distributions to be paid on any Tax Distribution Payment Date pursuant to Section 5.2(h) shall be calculated as if the items of income, gain, deduction, loss and credit in respect of the Company were the only such items entering into the computation of tax liability of the Allocation Member for the calendar year and as if the Allocation Member were subject to tax at the highest marginal effective rate of Federal, state and local income tax applicable to an individual resident in New York City, taking account of any difference in rates applicable to ordinary income and long terms capital gains and any allowable deductions in respect of such state and local taxes in computing the Allocation Member’s liability for Federal income taxes.

(j) Books and Records. The Administrator shall maintain cumulative books and records with respect to the details of any calculations made pursuant to this Section 5.2, which records shall be available for inspection and reproduction at any time upon request by the Board of Directors and the Allocation Member.

(k) Sufficient Liquidity. If the Company does not have sufficient liquid assets to pay the entire amount of Profit Distributions and/or Tax Distributions, including any accrued and unpaid Profit Distributions and/or Tax Distribution to date, on any applicable Profit Distribution Date, the Company shall liquidate assets or incur indebtedness in order to pay such Profit Distribution and/or Tax Distribution, as the case may be, in full on such Profit Distribution Payment Date; provided, that the Allocation Member may elect, in its sole discretion, on such Profit Distribution Payment Date and/or Tax Distribution Payment Date, as the case may be, to allow the Company to defer the payment of all or any portion of the Profit Distribution and/or Tax Distribution, as the case may be, then accrued and unpaid until the next succeeding Profit Distribution Payment Date or Tax Distribution Payment Date, as the case may be, and, thereby, enable to the Company to avoid such liquidation or incurrence. For the avoidance of doubt, the Allocation Member may make such election to allow the Company to defer the payment of the Profit Distributions and/or Tax Distributions more than once.

(l) Distribution Entitlement. The Allocation Member shall have the right to elect, in its sole discretion, on any applicable Profit Distribution Payment Date to defer payment by the Company of all or any portion of the amount of Profit Distribution payable by the Company in accordance with Section 5.2(e) on such Profit Distribution Payment Date. Such election shall become effective upon the delivery of a written notice to the Company indicating the amount of Profit Distribution that the Allocation Member is electing to defer (such amount, the “Distribution Entitlement”). Once deferred, the Company shall pay, on twenty (20) Business Days prior written notice delivered by the Allocation Member and received by the Company (the “Distribution Entitlement Notice”), all or any portion of the Distribution Entitlement Amount as designated by the Allocation Member in the Distribution Entitlement Notice (the “Distribution Entitlement Payment”) on the date specified in the Distribution Entitlement Notice (the “Distribution Entitlement Payment Date”). Any Distribution Entitlement Notice delivered by the Allocation Member pursuant to this Section 5.2(l) shall specify (i) the Distribution Entitlement Amount as of the date of such Distribution Entitlement Notice, (ii) the calculation of the Distribution Entitlement Amount, (iii) the portion of the Distribution Entitlement that the Allocation Member is electing to receive, and (iv) the Distribution Entitlement Payment Date with respect to the amount so elected to be received by the Allocation Member.

Section 5.3 Amounts Withheld. All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, dividend or other distribution or allocation to the Company or the Members shall be treated as amounts paid to the Members with respect to which such amounts were withheld pursuant to this Section 5.3 for all purposes under this Agreement. The Company is authorized to withhold from payments or with respect to allocations to the Members, and to pay over to any U.S. federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other U.S. federal, state or local law or any foreign law, and shall allocate any such amounts to the Members with respect to which such amounts were withheld. For so long as the Trust is the sole Trust Member, all amounts withheld in accordance with this Section 5.3 will be treated as amounts paid to holders of the Trust Shares and any such amounts shall be allocated to the holders of the Trust Shares in the same proportion as any such allocations were made per Trust Interest.

Section 5.4 Limitations on Dividends and Distributions.

(a) The Company shall pay no distributions to the Members except as provided in this Article 5 and Article 14 or in any applicable Trust Interest Designation.

(b) A Member may not receive, and the Company, and Board of Directors on behalf of the Company may not make, distributions from the Company to the extent such distribution is inconsistent with, or in violation of, the Act or any provision of this Agreement.

ARTICLE 6

BOARD OF DIRECTORS

Section 6.1 ~~Initial~~Current Board. The Board of Directors is comprised of the seven following individuals: ~~I. Joseph Massoud~~Alan B. Offenberg, C. Sean Day, James J. Bottiglieri, D. Eugene Ewing, ~~Ted Waitman~~Gordon Burns, Mark H. Lazarus and Harold S. Edwards (each, ~~an “Initial~~a “Current Director” and, collectively, the “~~Initial~~Current Board”). Each ~~Initial~~Current Director shall hold office until his successor is elected or appointed and qualified, or until his or her earlier death, resignation or removal in accordance with this Article 6. The ~~Initial~~Current Board shall have all of the powers and authorities accorded to the Board of Directors, and each ~~Initial~~Current Director shall have all of the powers and authorities accorded the directors of the Company under the terms of this Agreement.

Section 6.2 General Powers. The business and affairs of the Company shall be managed by or under the direction of its Board of Directors. Each director of the Company, when acting in such capacity, is a “manager” within the meaning of Section 18-402 of the Act and as such is vested with the powers and authorities necessary for the management of the Company, subject to the terms of this Agreement and the Management Services Agreement; provided, that no director is authorized to act individually on behalf of the Company and the Board of Directors shall only take action in accordance with the requirements of this Agreement. In addition to the powers and authorities expressly conferred upon it by this Agreement, the Board of Directors may exercise all such powers of the Company and do all such lawful acts and things as are not prohibited by applicable law, including the Rules and Regulations, or by this Agreement required to be exercised or done by the Members. Without limiting the generality of the foregoing, it shall be the responsibility of the Board of Directors to establish broad objectives and the general course of the business, determine basic policies, appraise the adequacy of overall results, and generally represent and further the interests of the Members.

Section 6.3 Duties of Directors. Except as provided in this Agreement or otherwise required by the Act, each director of the Company shall have the same fiduciary duties to the Company and the Members as a director of a corporation incorporated under the DGCL has to such corporation and its stockholders, as if such directors of the Company were directors of a corporation incorporated under the DGCL. Except as provided in this Agreement, the parties intend that the fiduciary duties of the directors of the Company shall be interpreted consistently with the jurisprudence regarding such fiduciary duties of directors of a corporation under the DGCL. It shall be expressly understood that, to the fullest extent permitted by law, no director of the Company has any duties (fiduciary or otherwise) with respect to any action or inaction of the Manager, and that, to the fullest extent permitted by law, any actions or inactions of the directors of the Company that cause the Company to act in compliance or in accordance with the Management Services Agreement shall be deemed consistent and compliant with the fiduciary duties of such directors and shall not constitute a breach of any duty hereunder or existing in law, in equity or otherwise.

Section 6.4 Number, Tenure and Qualifications. As provided by Section 6.1, the ~~Initial~~Current Board ~~shall be~~is comprised of seven (7) ~~Initial~~Current Directors and at all times ~~from and after the closing of the Initial Public Offering the composition of the Board of Directors~~ shall consist of at least a majority of Independent Directors. Subject to this Section 6.4, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the Board of Directors, but shall consist of not less than five (5) nor more than thirteen (13) directors. However, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Subject to the next sentence, the Board of Directors shall be divided into three classes: Class I, Class II, Class III, with the holders of Trust Interests entitled to elect or appoint the Class I, II, and III directors. On the date hereof, each Current Director shall continue in the same class of directors (i.e., Class I, Class II or Class III) as such Current Director was elected into prior to the effectiveness of this Agreement. In addition, the Board of Directors shall include one (1) director (or, if there are nine (9) or more directors then serving on the Board of Directors, two (2) directors), who shall not be a member of any class (each, an “Appointed Director”), and who shall be elected or appointed by the Allocation Member.

Classes I, II and III shall be divided as nearly equal in numbers as the then total number of directors constituting such classes permits, with the term of office of each class expiring in succeeding years, so that (except for the initial terms provided below) each such director shall be elected for a three year term. If the number of such directors is not evenly divisible by three, the greatest number of such directors shall be in Class III and the least number in Class I. ~~The initial Class I directors shall hold office for a term expiring at the first annual meeting of the Members following closing of the Initial Public Offering, the initial Class II directors shall hold office for a term expiring at the second succeeding annual meeting of the Members following closing of the Initial Public Offering, and the initial Class III directors shall hold office for a term expiring at the third succeeding annual meeting of the Members following closing of the Initial Public Offering. The initial Class I directors are Mark H. Lazarus and Harold S. Edwards. The initial Class II directors are James J. Bottiglieri and Ted Waitman. The initial Class III directors are C. Sean Day and D. Eugene Ewing.~~ Any director filling any Class I, II or III vacancy pursuant to Section 6.8 shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. The term of each director in Classes I, II and III shall be the period from the effective date of such director’s election until the end of the term provided in this paragraph, or until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Directors need not be residents of the State of Delaware or Members.

The Allocation Member has designated ~~I. Joseph Massoud~~Alan B. Offenberg as the ~~initial~~ Appointed Director. The Appointed Director shall hold office until his successor is elected or appointed and qualified, or until his or her earlier death, resignation or removal in accordance with this Article 6. Any director filling a Appointed Director vacancy pursuant to Section 6.8 shall hold office until his successor is elected or appointed and qualified, or until his or her earlier death, resignation or removal in accordance with this Article 6.

Section 6.5 Election of Directors. Except as provided in Sections 6.1, 6.4 and 6.8, the Class I, II and III directors shall be elected at the annual meeting of Members. At any meeting of Members duly called and held for the election of directors at which a quorum is present, directors shall, subject to any Trust Interest Designation, be elected by a plurality of the Trust Interests present in person or represented by proxy at the meeting of Members. Except as provided in Sections 6.1 and 6.8, the Appointed Director shall be elected or appointed at such time or times as the Allocation Member so determines, pursuant to written notice delivered to the Chairman or, if none then serving, the Board of Directors as constituted immediately prior to such election or appointment.

Section 6.6 Removal. Any director may be removed from office, with or without cause, by the affirmative vote of the Members holding at least eighty-five percent (85%) of the applicable issued and Outstanding Voting Trust Interests that so elected or appointed such director. In the case of an Appointed Director, any such removal shall be evidenced in writing by the Allocation Member, which shall be delivered to the Chairman or, if none then serving, the Board of Directors as constituted immediately after such removal.

Section 6.7 Resignations. Any director, whether elected or appointed, may resign at any time upon notice of such resignation to the Company. An Independent Director who ceases to be independent shall promptly resign to the extent required for the Company or the Allocation Member to comply with applicable laws, rules and regulations.

Section 6.8 Vacancies and Newly Created Directorships. ~~Until the second annual election of directors following the Initial Public Offering and other than with respect to the Appointed Director, any vacancies on the Board of Directors, including vacancies resulting from any increase in the authorized number of directors, shall be filled by the Chairman for the applicable term relating to director position so filled. Thereafter, subject~~ Subject to Section 6.9 and other than with respect to an Appointed Director and except as otherwise provided herein, any vacancies on the Board of Directors, including vacancies resulting from any increase in the authorized number of directors, shall be filled by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director. Notwithstanding anything to the contrary contained in the preceding sentences of this Section 6.8, any director filling any such vacancy shall satisfy the Applicable Listing Standards and the Rules and Regulations, and any necessary or required qualifications under the Applicable Listing Standards and the Rules and Regulations for applicable committee membership. Subject to Section 6.9, any vacancies in the Appointed Director for any reason, and any newly created directorships resulting from any increase in the authorized number of Appointed Directors may be filled by the Allocation Member at such time or times as the Allocation Member so determines, pursuant to written notice delivered to the Chairman or, if none then serving, the Board of Directors as constituted immediately prior to filling such vacancy, or such election or appointment.

Section 6.9 Appointment of or Nomination and Election of Chairman. C. Sean Day shall be the ~~initial~~ Chairman~~,~~ and shall hold such office ~~for a term expiring at~~ until the ~~second annual meeting~~ earlier of ~~the Members following the closing of the Initial Public Offering, or until such Chairman’s successor is duly elected and qualified, or until~~ such Chairman’s ~~earlier~~ death, resignation or removal. ~~As of the expiration of the term of the initial Chairman (and of any subsequent Chairman) or upon any~~Upon such ~~Chairman’s earlier~~Chairman’s death, resignation or removal, a majority of the Board of Directors shall elect a successor Chairman, who shall hold office ~~for at least one (1) year, or~~ until the earlier of such ~~Chairman’s~~ successor ~~is duly elected and qualified, or until such~~ Chairman’s ~~earlier~~ death, resignation or removal.

Section 6.10 Chairman of the Board. The Chairman shall be a member of the Board of Directors. The Chairman is not required to be an employee of the Company. The Chairman, if present, shall preside at all meetings of the Board of Directors. If the Chairman is unavailable for any reason, the duties of the Chairman shall be performed, and the Chairman’s authority may be exercised, by a director designated for this purpose by the remaining directors of the Board of Directors. The Chairman shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or this Agreement, all in accordance with basic policies as may be established by the Company, and subject to the approval and oversight of the Board of Directors.

Section 6.11 Regular Meetings. A regular meeting of the Board of Directors shall be held without any other notice than this Agreement, immediately after, and at the same place (if any) as, each annual meeting of Members. The Board of Directors may, by resolution, provide the time and place (if any) for the holding of additional regular meetings without any other notice than such resolution. Unless otherwise determined by the Board of Directors, the Secretary of the Company shall act as Secretary at all regular meetings of the Board of Directors and in the Secretary’s absence a temporary Secretary shall be appointed by the chairman of the meeting.

Section 6.12 Special Meetings. Special meetings of the Board of Directors shall be called at the request of the Chief Executive Officer, the Chairman or of eighty-five percent (85%) of the directors of the Board of Directors. The Person or Persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings. Unless otherwise determined by the Board of Directors, the Secretary of the Company shall act as Secretary at all special meetings of the Board of Directors and in the Secretary’s absence a temporary Secretary shall be appointed by the chairman of the meeting.

Section 6.13 Notice for Special Meetings. Notice of any special meeting of the Board of Directors shall be mailed by first class mail, postage paid, to each director at his or her business or residence or shall be sent by telegraph, express courier service (including, without limitation, Federal Express) or facsimile (directed to the facsimile number to which the director has consented to receive notice) or other electronic transmission (including, but not limited to, an e-mail address at which the director has consented to receive notice) not later than three (3) days before the day on which such meeting is to be held if called by the Chief Executive Officer or the Chairman and twenty one (21) days before the day on which such meeting is to be held in all other cases. Except in the case where the business to be transacted at such special meeting includes a proposed amendment to this Agreement, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.12, either before or after such meeting.

Section 6.14 Waiver of Notice. Whenever any notice is required to be given to any director of the Company under the terms of this Agreement, a waiver thereof in writing, signed by the Person or Persons entitled to such notice, or a waiver thereof by electronic transmission by the Person or Persons entitled to notice, whether before or after the time stated in such notice, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors or committee thereof need be specified in any written waiver of notice or any waiver by electronic transmission of notice of such meeting.

Section 6.15 Action Without Meeting. Any action required or permitted to be taken at any meeting by the Board of Directors or any committee or subcommittee thereof, as the case may be, may be taken without a meeting, without a vote and without prior notice if a consent thereto is signed or transmitted electronically, as the case may be, by the Chairman and at least eighty-five percent (85%) of the directors of the Board of Directors or of such committee or subcommittee, as the case may be, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee or subcommittee; provided, however, that such electronic transmission or transmissions must either set forth or be submitted with information from which it can be determined that the electronic transmission or transmissions were authorized by the director. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 6.16 Conference Telephone Meetings. Directors of the Board of Directors, or any committee or subcommittee thereof, may participate in a meeting of the Board of Directors or such committee or subcommittee by means of conference telephone or other communications equipment by means of which all Persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

Section 6.17 Quorum. Except as otherwise provided in this Agreement, at all meetings of the Board of Directors, at least thirty-five percent (35%) of the then total number of directors in office (such total number of directors, the “Entire Board of Directors”) shall constitute a quorum for the transaction of business. At all meetings of any committee of the Board of Directors, the presence of a majority of the total number of members of such committee (assuming no vacancies) shall constitute a quorum. The act of a majority of the directors or committee members present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as the case may be. If a quorum shall not be present at any meeting of the Board of Directors or any committee, a majority of the directors or members, as the case may be, present thereat may adjourn the meeting from time to time without further notice other than announcement at the meeting. The directors of the Board of Directors present at a duly organized meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors of the Board of Directors to leave less than a quorum.

Section 6.18 Committees.

(a) ~~Upon the effectiveness of the Initial Public Offering, the~~The Company shall have three standing committees: the Nominating and Governance Committee, the Audit Committee and the Compensation Committee, as set out below. Each of the Nominating and Governance Committee, the Audit Committee and the Compensation Committee shall adopt by resolution a charter to establish the rules and responsibilities of such committee in accordance with applicable law, including the Rules and Regulations and the Applicable Listing Rules.

(i) Nominating and Corporate Governance Committee. The Board of Directors, by resolution adopted by a majority of the Entire Board of Directors, has designated a Nominating and Corporate Governance Committee comprised solely of Independent Directors, which committee shall oversee the Company’s commitment to good corporate governance, develop and recommend to the Board a set of corporate governance principles and oversee the evaluation of the performance of the Board of Directors. The Nominating and Corporate Governance Committee shall have the duties and responsibilities enumerated in its charter, as amended from time to time by the Board of Directors.

Subject to Section 6.8, the Nominating and Corporate Governance Committee will solicit recommendations for director nominees (other than the Appointed Director) from the Chairman and the Chief Executive Officer. The Nominating and Corporate Governance Committee may also recommend to the Board specific policies or guidelines concerning the structure and composition of the Board of Directors or committees of the Board of Directors, and the tenure and retirement of directors (other than the Appointed Director) and matters related thereto.

(ii) Audit Committee. The Board of Directors, by resolution adopted by a majority of the Entire Board of Directors, has designated an Audit Committee comprised of not fewer than three (3) nor more than seven (7) directors, all of whom shall be Independent Directors, who shall collectively meet the financial literacy requirements of the Exchange Act, the Rules and Regulations and of the Applicable Listing Rules. At least one member of the Audit Committee will meet the accounting or related financial management expertise required to be established by the Board of Directors. The Audit Committee shall have the duties and responsibilities enumerated in its charter, as amended from time to time by the Board of Directors.

The Company shall provide appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors for payment of:

(A) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

(B) compensation to independent counsel and other advisors engaged for any reason by the Audit Committee; and

(C) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

(iii) Compensation Committee. The Board of Directors, by resolution adopted by a majority of the Entire Board of Directors, has designated a Compensation Committee comprised solely of Independent Directors. The Compensation Committee shall have the duties and responsibilities enumerated in its charter, as amended from time to time by the Board of Directors.

(b) In addition, the Board of Directors may designate one or more additional committees or subcommittees, with each such committee or subcommittee consisting of such number of directors of the Company and having such powers and authority as shall be determined by resolution of the Board of Directors.

(c) All acts done by any committee or subcommittee within the scope of its powers and authority pursuant to this Agreement and the resolutions adopted by the Board of Directors in accordance with the terms hereof shall be deemed to be, and may be certified as being, done or conferred under authority of the Board of Directors. The Secretary is empowered to certify that any resolution duly adopted by any such committee is binding upon the Company and to execute and deliver such certifications from time to time as may be necessary or proper to the conduct of the business of the Company.

(d) Regular meetings of committees shall be held at such times as may be determined by resolution of the Board of Directors or the committee or subcommittee in question and no notice shall be required for any regular meeting other than such resolution. A special meeting of any committee or subcommittee shall be called by resolution of the Board of Directors or by the Secretary upon the request of the Chief Executive Officer, the Chairman or a majority of the members of any committee. Notice of special meetings shall be given to each member of the committee in the same manner as that provided for in Section 6.13.

Section 6.19 Committee Members.

(a) Each member of any committee of the Board of Directors shall hold office until such member’s successor is elected and has qualified, unless such member sooner dies, resigns or is removed.

(b) Subject to Section 6.8, the Board of Directors may designate one or more directors as alternate members of any committee to fill any vacancy on a committee and to fill a vacant chairmanship of a committee, occurring as a result of a member or chairman leaving the committee, whether through death, resignation, removal or otherwise.

Section 6.20 Committee Secretary. The Secretary of the Company shall act as Secretary of any committee or subcommittee, unless otherwise provided by the Board of Directors or the committee or subcommittee, as applicable.

Section 6.21 Compensation. The directors may be paid their expenses, if any, incurred with respect to their attendance at each meeting of the Board of Directors in their capacities as directors, any expenses reasonably incurred in their capacities as directors and, other than an Appointed Director or any executive officer serving in a director capacity who is an employee of the Manager, may be paid compensation as director or chairman of any committee or subcommittee, as the case may be, as determined by the ~~Initial Board or, following the first annual meeting of Members, the Compensation Committee, as the case may be; provided, however, that the directors shall not receive any compensation prior to the issuance of the Trust Interests.~~Compensation Committee. Members of special or standing committees may be allowed like compensation and payment of expenses for attending committee meetings.

Section 6.22 Indemnification, Advances and Insurance.

(a) Each Person who was or is made a party or is threatened to be made a party to or is involved in any manner in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, she or a Person of whom he or she is the legal representative is or was a director, officer, manager, Member of the Company or the Manager of the Company, or is or was serving at the request of the Company as a director, officer, manager, member of a Subsidiary of the Company or the Manager of the Company, if the Person acted in good faith and in a manner the Person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Person’s conduct was unlawful, shall be indemnified against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Person in connection with any such action, suit or proceeding, and held harmless by the Company to the fullest extent permitted from time to time as such Person would be if the Company were a corporation incorporated under the DGCL as the same exists or may hereafter be amended (but, if permitted by applicable law, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect, and such indemnification shall continue as to a Person who has ceased to be a director, officer, manager, Member (or member) or the Manager of the Company and shall inure to the benefit of his or her heirs, executors and administrators (if applicable); provided, however, that the Company shall indemnify any such Person seeking indemnification in connection with any such action, suit or proceeding (or part thereof) initiated by such Person only if such action, suit or proceeding (or part thereof) was authorized by the Board of Directors or is an action, suit or proceeding to enforce such Person’s claim to indemnification pursuant to the rights granted by this Agreement. The Company shall pay, to the fullest extent permitted by law, the expenses (including attorneys’ fees) incurred by such Person in defending any such action, suit or proceeding in advance of its final disposition upon receipt (unless the Company upon authorization of the Board of Directors waives such requirement to the extent permitted by applicable law) of an undertaking by or on behalf of such Person to repay such amount if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such Person is not entitled to be indemnified by the Company as authorized in this Agreement or otherwise.

With respect to any Person who is a present or former director, officer, manager, Member of the Company or the Manager of the Company, the undertaking required by this Section 6.22(a) shall be an unlimited general obligation but need not be secured and shall be accepted without reference to financial ability to make repayment; provided, however, that such present or former director, officer, manager, Member of the Company or the Manager of the Company does not transfer assets with the intent of avoiding such repayment. With respect to any Person who is a present or former director, officer, manager, Member of the Company or the Manager of the Company, the provisions of Section 6.22(b) relating to a determination that indemnification is proper in the circumstances shall not be a condition to such Person’s right to receive advances pursuant to this Section 6.22(a).

(b) Any indemnification of a present or former director, officer, manager, Member or the Manager of the Company under this Section 6.22 shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, manager, Member or the Manager of the Company is proper in the circumstances because the Person has met the applicable standard of conduct set forth in Section 6.3 or the applicable section of Article 7, as the case may be, and acted in good faith and in a manner the Person reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that its conduct was unlawful. Such determination shall be made, with respect to a Person who is a director, officer, manager, Member or the Manager of the Company at the time of such determination, (1) by a majority vote of the directors who are not parties to any such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if a majority, even though less than a quorum, of such directors so direct, by independent legal counsel in a written opinion, or (4) by the Members. The indemnification and the advancement of expenses incurred in defending a action, suit or proceeding prior to its final disposition provided by or granted pursuant to this Agreement shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, provision of the Certificate, other provision of this Agreement, vote of Members or Disinterested Directors (as defined below) or otherwise. No repeal, modification or amendment of, or adoption of any provision inconsistent with, this Section 6.22, nor, to the fullest extent permitted by applicable law, any modification of law, shall adversely affect any right or protection of any Person granted pursuant hereto existing at, or with respect to any events that occurred prior to, the time of such repeal, amendment, adoption or modification.

(c) The Company may maintain insurance, at its expense, to protect itself and any Person who is or was a director, officer, partner, the Manager (or manager), Member (or member), employee or agent of the Company or a Subsidiary of the Company or of another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such Person against such expense, liability or loss under the DGCL (if the Company were a corporation incorporated thereunder) or the Act.

(d) The Company may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to be paid by the Company the expenses incurred in defending any such action, suit or proceeding in advance of its final disposition, to any Person who is or was an employee or agent of the Company or any Subsidiary of the Company (other than those Persons indemnified pursuant to clause (a) of this Section 6.22) and to any Person who is or was serving at the request of the Company or a Subsidiary of the Company as a director, officer, partner, manager, member, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Company or a Subsidiary of the Company, to the fullest extent of the provisions of this Agreement with respect to the indemnification and advancement of expenses of directors, officers, managers and Members of the Company. The payment of any amount to any Person pursuant to this clause (d) shall subrogate the Company to any right such Person may have against any other Person or entity.

(e) The indemnification provided in this Section 6.22 is intended to comply with the requirements of, and provide indemnification rights substantially similar to those available to corporations incorporated under, the DGCL as it relates to the indemnification of officers, directors, employees and agents of a Delaware corporation and, as such (except to the extent greater rights are expressly provided in this Agreement), the parties intend that they should be interpreted consistently with the provisions of, and jurisprudence regarding, the DGCL.

(f) Any notice, request or other communications required or permitted to be given to the Company under this Section 6.22 shall be in writing and either delivered in person or sent by facsimile, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Company and shall be effective only upon receipt by the Secretary, as the case may be.

(g) To the fullest extent permitted by the law of the State of Delaware, each Member, manager, director, officer, employee and agent of the Company agrees that all actions for the advancement of expenses or indemnification brought under this Section 6.22 or under any vote of Members or Disinterested Directors or otherwise shall be a matter to which Section 18-111 of the Act shall apply and which shall be brought exclusively in the Court of Chancery of the State of Delaware. Each of the parties hereto agree that the Court of Chancery may summarily determine the Company’s obligations to advance expenses (including attorneys’ fees) under this Section 6.22.

Section 6.23 Reliance; Limitations in Liability.

(a) Each director of the Company shall, in the performance of such director’s duties, be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by the Manager, or employees of the Manager, or any of the officers of the Company, or committees of the Board of Directors, or by any other Person as to matters the director reasonably believes are within such other Person’s professional or expert competence, including, without limitation, information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Company, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Company or to make reasonable provision to pay such claims or obligations, or any other facts pertinent to the existence and amount of the assets of the Company from which distributions to Members might properly be paid.

(b) No director shall be liable to the Company or the Members for monetary damages for any breach of fiduciary duty by such director as a director; provided, however, that a director shall be liable to the same extent as if he or she were a director of a Delaware corporation pursuant to the DGCL (i) for breach of the director’s duty of loyalty to the Company or its Members, (ii) for acts or omissions not in good faith or a knowing violation of applicable law, or (iii) for any transaction for which the director derived an improper benefit. To the extent the provisions of this Agreement restrict or eliminate the duties and liabilities of a director of the Company or the Members or the Manager otherwise existing at law or in equity, the provisions of this Agreement shall replace such duties and liabilities.

(c) To the fullest extent permitted by law, a director of the Company shall not be liable to the Company, any Member, the Trust or any other Person for: (i) any action taken or not taken as required by this Agreement; (ii) any action taken or not taken as permitted by this Agreement and, with respect to which, such director acted on an informed basis, in good faith and with the honest belief that such action, taken or not taken, was in the best interests of the Company; or (iii) the Company’s compliance with an obligation incurred or the performance of any agreement entered into prior to such director having become a director of the Company.

(d) Any director shall not be liable to the Company or to any other director or Member of the Company or any such other Person for breach of fiduciary duty for the director’s good faith reliance on the provisions of this Agreement.

(e) Except as otherwise required by the Act, the debts, obligations and liabilities of the Company shall be solely the debts, obligations and liabilities of the Company and no director shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a director of the Company.

ARTICLE 7

OFFICERS

Section 7.1 General.

(a) The officers of the Company shall be elected by the Board of Directors, subject to Section 7.1(b) and Article 8. The officers of the Company shall consist of a Chief Executive Officer, a Chief Financial Officer and a Secretary and, subject to Section 7.1(b), such other officers as in the judgment of the Board of Directors may be necessary or desirable. All officers elected by the Board of Directors shall have such powers and duties as generally pertain to their respective offices for a corporation incorporated under the DGCL, subject to the specific provisions of this Article 7. Such officers shall also have powers and duties as from time to time may be conferred by the Board of Directors or any committee thereof. Any number of offices may be held by the same Person, unless otherwise prohibited by applicable law or this Agreement. The officers of the Company need not be Members or directors of the Company.

(b) For so long as the Management Services Agreement is in effect, the Manager shall second personnel to serve as the Chief Executive Officer and the Chief Financial Officer and in such other capacities as set forth in the Management Services Agreement, subject to Section 8.5. The Board of Directors shall elect nominated personnel as officers of the Company in accordance with this Article 7. Upon termination of the Management Services Agreement, if no replacement manager is retained by the Company to assume the Manager’s rights and obligations hereunder, the Nominating and Corporate Governance Committee shall nominate and the Board of Directors shall elect the officers of the Company.

Section 7.2 Duties of Officers. Except as provided in this Agreement (or as required by the Act), each officer of the Company shall have the same fiduciary duties applicable to officers of a corporation incorporated under the DGCL, as if such officers were officers of a corporation incorporated under the DGCL. Except as provided in this Agreement, the parties hereto intend that the fiduciary duties of the officers of the Company shall be interpreted consistently with the jurisprudence regarding such fiduciary duties of officers of a corporation under the DGCL. It shall be expressly understood that, to the fullest extent permitted by law, no officer of the Company owes any duties (fiduciary or otherwise) to the Members or the Company with respect to any action or inaction of the Manager pursuant to the terms of the Management Services Agreement.

Section 7.3 Election and Term of Office. Subject to Section 7.1(b), the elected officers of the Company shall be elected ~~annually~~from time to time by the Board of Directors ~~at the regular meeting of the Board of Directors held after each annual meeting of the Members. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as is convenient.~~. Each officer so elected shall hold office until his or her successor shall have been duly elected and qualified or until his or her earlier death or resignation or removal.

Section 7.4 Chief Executive Officer. The Chief Executive Officer of the Company shall, subject to the oversight of the Board of Directors, supervise, coordinate and manage the Company’s business and operations, and supervise, coordinate and manage its activities, operating expenses and capital allocation, shall have general authority to exercise all the powers necessary for the Chief Executive Officer of the Company and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or this Agreement, all in accordance with basic policies as may be established by the Board of Directors.

Section 7.5 Chief Financial Officer. The Chief Financial Officer shall have responsibility for the financial affairs of the Company, including the preparation of financial reports, managing financial risk and overseeing accounting and internal control over financial reporting, subject to the responsibilities of the Audit Committee. The Chief Financial Officer shall also be the Company’s chief compliance officer, with responsibility for overseeing and managing compliance issues, including, without limitation, ensuring compliance with regulatory requirements, and internal controls, policies and procedures. In the absence of a Secretary, the Chief Financial Officer shall be responsible for the performance of the duties of Secretary. The Chief Financial Officer shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or this Agreement, all in accordance with basic policies as may be established by the Board of Directors and subject to the oversight of the Board of Directors and the Chief Executive Officer.

Section 7.6 Reserved.

Section 7.7 Secretary. The Secretary shall act as secretary of all meetings of Members and the Board of Directors and any meeting of any committee of the Board of Directors. The Secretary shall prepare and keep or cause to be kept in books provided for such purpose minutes of all meetings of Members and the Board of Directors and any meeting of any committee of the Board of Directors, ensure that all notices are duly given in accordance with the provisions of this Agreement and applicable laws, and perform all duties incident to the office of Secretary and as required by law and such other duties as may be assigned to him or her from time to time by the Board of Directors.

Section 7.8 Resignations. Any officer of the Company may resign at any time upon notice of such resignation to the Company.

Section 7.9 Vacancies. Subject to Section 7.1(b), a newly created office and a vacancy in any office because of death, resignation or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors.

ARTICLE 8

MANAGEMENT

Section 8.1 Duties of the Manager. For so long as the Management Services Agreement is in effect and subject at all times to the oversight of the Board of Directors, the Manager will manage the business of the Company and provide its services to the Company in accordance with the terms and conditions of the Management Services Agreement.

Section 8.2 Secondment of the Chief Executive Officer and Chief Financial Officer. Pursuant to the terms of the Management Services Agreement, the Manager will second to the Company natural Persons to serve as the Chief Executive Officer and Chief Financial Officer. The Chief Executive Officer and the Chief Financial Officer shall report directly to the Board.

Section 8.3 Secondment of Additional Officers. Pursuant to the terms of the Management Services Agreement, the Manager and the Company may agree from time to time that the Manager will second to the Company one or more additional natural Persons to serve as officers of the Company, upon such terms as the Manager and the Company may mutually agree. Any such natural Persons will have such titles and fulfill such functions as the Manager and the Company may mutually agree.

Section 8.4 Status of Seconded Officers and Employees. Any officers or employees of the Manager seconded to the Company pursuant to Section 8.3 shall not be employees of the Company; provided, that, except as provided in this Agreement (or as required by the Act), any such seconded officers and employees of the Manager shall have the same fiduciary duties with respect to the Company applicable to officers or similarly situated employees, as the case may be, of a corporation incorporated under the DGCL, as if such officers or employees, as the case may be, were officers or employees, as the case may be, of a corporation incorporated under the DGCL. Except as provided in this Agreement, the parties hereto intend that the fiduciary duties of any such seconded officers and employees of the Manager shall be interpreted consistently with the jurisprudence regarding such fiduciary duties of officers or similarly situated employees, as the case may be, of a corporation under the DGCL. It shall be expressly understood that, to the fullest extent permitted by applicable law, no seconded officer or employee of the Manager owes any duties (fiduciary or otherwise) to the Members or the Company with respect to any action or inaction of the Manager except in accordance with the terms of the Management Services Agreement.

Section 8.5 Removal of Seconded Officers. The Board of Directors shall have the right to remove any officer of the Company at any time, with or without cause; provided, however, that for so long as the Management Services Agreement is in effect, the Board of Directors may remove officers of the Company seconded by the Manager only pursuant to the terms of the Management Services Agreement.

Section 8.6 Replacement Manager. In the event that the Management Services Agreement is terminated and the Board of Directors determines that a replacement manager should be retained to provide for the management of the Company pursuant to a management or other services agreement, the affirmative vote of a majority of the holders of Trust Interests present in person or represented by proxy at the meeting of Members shall be required to retain such replacement manager.

ARTICLE 9

THE MEMBERS

Section 9.1 Rights or Powers. The Members acting as such shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way. Notwithstanding the foregoing, the Members have all the rights and powers specifically set forth (i) in this Agreement, including, without limitation, those rights and powers set forth in Article 12, (ii) in any applicable Trust Interest Designation and~~,~~ (iii) to the extent not inconsistent with this Agreement, in the Act.

Section 9.2 Annual Meetings of Members. The annual meeting of the Members of the Company shall be held at such date, at such time and at such place (if any) within or without the State of Delaware as may be fixed by resolution of the Board of Directors. Any other business may be transacted at the annual meeting; provided, that it is properly brought before the meeting.

Section 9.3 Special Meetings of Members. Special meetings of the Members of the Company shall be held on such date, at such time and at such place (if any) within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Special meetings of the Members may be called at any time only by the Chairman or by the Board of Directors pursuant to a resolution adopted by the Board of Directors. Business transacted at any special meeting of Members shall be limited to the purposes stated in such notice.

Section 9.4 Place of Meeting. The Board of Directors may designate the place (if any) of meeting for any meeting of the Members. If no designation is made by the Board of Directors, the place of meeting shall be the principal executive office of the Company. In lieu of holding any meeting of Members at a designated place, the Board of Directors may, in its sole discretion, determine that any meeting of Members may be held solely by means of remote communication.

Section 9.5 Notice of Meeting.

(a) A notice of meeting, stating the place (if any), day and hour of the meeting, and the means of remote communication, if any, by which Members and proxy holders may be deemed to be present in person and vote at such meeting, shall be prepared and delivered by the Company not less than twenty (20) days and not more than sixty (60) days before the date of the meeting, either personally, by mail or, to the extent and in the manner permitted by applicable law, electronically, to each Member of record. In the case of special meetings, the notice shall state the purpose or purposes for which such special meeting is called. Such further notice shall be given as may be required by applicable law. Any previously scheduled meeting of the Members may be postponed, and (unless this Agreement otherwise provides) any special meeting of the Members may be canceled, by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of Members. Any notice of meeting given to Members pursuant to this Section 9.5 shall be effective if given by a form of electronic transmission consented to by the Member to whom the notice is given. Any such consent shall be revocable by the Member by written notice to the Company and shall also be deemed revoked if (1) the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with such consent, and (2) such inability becomes known to the Secretary of the Company, the Transfer Agent or other person responsible for the giving of notice; provided, that, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(b) Notice to Members shall be given personally, by mail or, to the extent and in the manner permitted by applicable law, electronically to each Member of record. If mailed, such notice shall be delivered by postage prepaid envelope directed to each holder at such Member’s address as it appears in the records of the Company and shall be deemed given when deposited in the United States mail.

(c) In order that the Company may determine the Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) or fewer than twenty (20) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(d) Notice given by electronic transmission pursuant to this subsection shall be deemed given: (1) if by facsimile telecommunication, when directed to a facsimile telecommunication number at which the Member has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the Member has consented to receive notice; (3) if by posting on an electronic network together with separate notice to the Member of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the Member. An affidavit of the Secretary or an assistant Secretary or of the Transfer Agent or other agent of the Company that the notice has been given by personal delivery, mail or a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 9.6 Quorum and Adjournment. Except as otherwise provided by applicable law or by the Certificate or this Agreement, the Members present in person or by proxy holding a majority of each class of the Outstanding LLC Interests entitled to vote hereunder, shall constitute a quorum at a meeting of Members. The Chairman or the holders of a majority of each class of the LLC Interests entitled to vote hereunder so represented may adjourn the meeting from time to time, whether or not there is such a quorum. The Members present at a duly organized meeting at which a quorum is present in person or by proxy may continue to transact business until adjournment, notwithstanding the withdrawal of enough Members to leave less than a quorum.

When a meeting is adjourned to another time and place, if any, unless otherwise provided by this Agreement, notice need not be given of the reconvened meeting if the date, time and place, if any, thereof and the means of remote communication, if any, by which Members and proxyholders may be deemed to be present in person and vote at such reconvened meeting are announced at the meeting at which the adjournment is taken. If the time, date and place of the reconvened meeting are not announced at the meeting at which the adjournment is taken, then the Secretary of the Company shall give written notice of the time, date and place of the reconvened meeting not less than twenty (20) days prior to the date of the reconvened meeting. At the reconvened meeting, the Members may transact any business that might have been transacted at the original meeting. A determination of Members of record entitled to notice of or to vote at a meeting of Members shall apply to any adjournment of such meeting; provided, however, that the Board of Directors may fix a new record date for the reconvened meeting. If an adjournment is for more than thirty (30) days or if, after an adjournment, a new record date is fixed for the reconvened meeting, a notice of the reconvened meeting shall be given to each Member entitled to vote at the meeting.

Section 9.7 Proxies. For so long as the Trust is the sole holder of Trust Interests, actions by Trust Members required to be taken hereunder will be taken by the Trust pursuant to instructions given to the Trust by the holders of the Trust Shares in accordance with the Trust Agreement or otherwise pursuant to terms set forth in the Trust Agreement. In addition, for so long as the Trust is the sole holder of Trust Interests, the Company shall provide to the Trust, for transmittal to the holders of Trust Shares, the appropriate form of proxy to enable the holders of Trust Shares to direct, in proportion to their percentage ownership of the Trust Shares, the vote of the Trust Member, and the Trust Member shall vote its Trust Interests in the same proportion as the vote of holders of Trust Shares. At all meetings of Members, a Member may vote by proxy as may be permitted by law; provided, that no proxy shall be voted after three (3) years from its date unless, in the case of the Trust Member and for so long as the Trust is the sole holder of Trust Interests, the proxy provides for a longer period in accordance with the Trust Agreement. Any proxy to be used at a meeting of Members must be filed with the Secretary of the Company or his or her representative at or before the time of the meeting. A Member may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Company a revocation of the proxy or a new proxy bearing a later date.

Section 9.8 Notice of Member Business and Nominations.

(a) Annual Meetings of Members.

(i) ~~Except in the case of the Initial Board, nominations~~Nominations of individuals for election to the Board of Directors by a Member (other than any Appointed Director, who shall be appointed by the Manager for so long as the Manager is entitled to appoint one or more directors to the Board of Directors pursuant to the terms of this Agreement), and the proposal of business to be considered by the Members, may be made at an annual meeting of Members (A) pursuant to the Company’s notice of meeting delivered pursuant to Section 9.5, (B) by or at the direction of the Board of Directors or (C) by any Member of the Company who is entitled to vote at the meeting, who complies with the notice procedures set forth in clauses (ii) and (iii) of this Section 9.8(a).

In addition to any other applicable requirements, for a nomination for election of a director to be made by a Member (other than any Appointed Director, who shall be appointed by the Manager for so long as the Manager is entitled to appoint one or more directors to the Board of Directors pursuant to the terms of this Agreement) or for business to be properly brought before an annual meeting by a Member, such Member must (A) be a Member of record on both (1) the date of the delivery of such nomination or the date of the giving of the notice provided for in this Section 9.8(a) and (2) the record date for the determination of Members entitled to vote at such annual meeting, and (B) have given timely notice thereof in proper written form in accordance with the requirements of this Section 9.8(a) to the Secretary.

(ii) For nominations or other business to be properly brought before an annual meeting by a Member pursuant to Section 9.8(a)(i)(C), the Member must have given timely notice thereof in writing to the Secretary of the Company and, in the case of business other than nominations, such other business must otherwise be a proper matter for Member action. Except to the extent otherwise required by applicable law, to be timely, a Member’s notice shall be delivered to the Secretary at the principal executive offices of the Company not less than one hundred and twenty (120) days nor more than one hundred and fifty (150) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by a Member must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. In the case of the first annual meeting of Members, a Member’s notice shall be timely if it is delivered to the Secretary at the principal executive offices of the Company not earlier than the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement or an adjournment or postponement of an annual meeting commence a new time period for the giving of a Member’s notice as described in this Section 9.8(a).

Subject to Section 9.8(a)(i), such Member’s notice shall set forth: (A) as to each individual whom the Member proposes to nominate for election or reelection as a director, all information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, pursuant to Regulation 14A under the Exchange Act, including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the Member proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such Member and the Beneficial Owner or holder of Trust Shares, if any, on whose behalf the proposal is made; and (C) as to the Member giving the notice and the Beneficial Owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such Member as they appear on the Company’s books and of such Beneficial Owner, (2) the number of, and evidence of such number of, LLC Interests which are owned beneficially and of record by such Member and such Beneficial Owner, (3) a representation that the Member intends to appear in person or by proxy at the meeting to propose such business or nomination, and (4) a representation whether the Member or the Beneficial Owner, if any, intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the LLC Interests required to approve or adopt the proposal or elect the nominee and/or (ii) otherwise to solicit proxies from Members in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a Member if the Member has notified the Company of the Member’s intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such Member’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such annual meeting. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company or on any committee of the Board of Directors.

(iii) Notwithstanding anything in the second sentence of clause (ii) of this Section 9.8(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a Member’s notice required by this Section 9.8 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company.

(b) Special Meeting of Members. Only such business shall be conducted at a special meeting of Members as shall have been brought before the meeting pursuant to the Company’s notice of meeting pursuant to Section 9.5. Nominations of individuals for election to the Board of Directors by a Member (other than any Appointed Director, who shall be appointed by the Manager for so long as the Manager is entitled to appoint one or more directors to the Board of Directors pursuant to the terms of this Agreement) may be made at a special meeting of Members at which directors are to be elected pursuant to the Company’s notice of meeting (i) by or at the direction of the Board of Directors, or (ii) by any Member who is entitled to vote at the meeting who complies with the notice procedures set forth in this Section 9.8.

In addition to any other applicable requirements, for a nomination for election of a director to be made by a Member, such Member must (A) be a Member of record on both (1) the date of the delivery of such nomination and (2) the record date for the determination of Members entitled to vote at such special meeting, and (B) have given timely notice thereof in proper written form in accordance with the requirements of this Section 9.8(b) to the Secretary.

In the event the Company calls a special meeting of Members for the purpose of electing one or more directors to the Board of Directors, any Member entitled to vote thereon may nominate such number of individuals for election to such position(s) as are specified in the Company’s Notice of Meeting, if such Member’s notice as required by Section 9.8(a)(ii) shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the one hundred and twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period for the giving of a Member’s notice as described above.

(c) General.

(i) Only individuals who are nominated in accordance with the procedures set forth in this Section 9.8 shall be eligible to be considered for election as directors at a meeting of Members and only such business shall be conducted at a meeting of Members as shall have been brought before the meeting in accordance with the procedures set forth in this Section 9.8. Except as otherwise provided by applicable law or this Section 9.8, the Chairman shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 9.8 and, if any proposed nomination or business is not in compliance with this Section 9.8, to declare that such defective proposal or nomination shall be disregarded.

(ii) For purposes of this Section 9.8, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(iii) Notwithstanding the foregoing provisions of this Section 9.8, a Member shall also comply with all applicable requirements of the Exchange Act, the Rules and Regulations thereunder and the Listing Rules with respect to the matters set forth in this Section 9.8. Nothing in this Section 9.8 shall be deemed to affect any rights of Members to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 9.9 Procedure for Election of Directors; Voting. The election of directors submitted to Members at any meeting shall be decided by a plurality of the votes cast by the Members entitled to vote thereon. Except as otherwise provided by applicable law or this Agreement, all matters other than the election of directors submitted to the Members at any meeting shall be decided by the affirmative vote of the holders of a majority of the then Outstanding LLC Interests entitled to vote thereon present in person or represented by proxy at the meeting of Members. The vote on any matter at a meeting, including the election of directors, shall be by written ballot. Each ballot shall be signed by the Member voting, or by such Member’s proxy, and shall state the number of LLC Interests voted.

Section 9.10 Inspectors of Elections; Opening and Closing the Polls.

(a) The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors shall not be directors, officers or employees of the Company, to act at the meeting and make a written report thereof. One or more individuals may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been so appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of Members, the Chairman shall appoint one or more inspectors to act at the meeting. Each such inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the DGCL as if the Company were a Delaware corporation.

(b) The Chairman shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the Members will vote at the meeting.

Section 9.11 Confidential Member Voting. All proxies, ballots and votes, in each case to the extent they disclose the specific vote of an identified Member, shall be tabulated and certified by an independent tabulator, inspector of elections and/or other independent parties and shall not be disclosed to any director, officer or employee of the Company; provided, however, that, notwithstanding the foregoing, any and all proxies, ballots and voting tabulations may be disclosed: (a) as necessary to meet legal requirements or to assist in the pursuit or defense of legal action; (b) if the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes; (c) in the event of a proxy, consent or other solicitation in opposition to the voting recommendation of the Board of Directors; and (d) if a Member requests or consents to disclosure of such Member’s vote or writes comments on such Member’s proxy card or ballot.

Section 9.12 Waiver of Notice. Whenever any notice is required to be given to any Member by the terms of this Agreement, a waiver thereof in writing, signed by the Person or Persons entitled to such notice, or a waiver thereof by electronic transmission by the Person or Persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the Members need be specified in any written waiver of notice or any waiver by electronic transmission of such meeting. Notice of any meeting of Members need not be given to any Member if waived by such Member either in a writing signed by such Member or by electronic transmission, whether such waiver is given before or after such meeting is held. If any such waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the Member.

Section 9.13 Remote Communication. For the purposes of this Agreement, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, Members and proxyholders may, by means of remote communication:

(a) participate in a meeting of Members; and

(b) to the fullest extent permitted by applicable law, be deemed present in person and vote at a meeting of Members, whether such meeting is to be held at a designated place or solely by means of remote communication;

provided, however, that (i) the Company shall implement reasonable measures to verify that each Person deemed present and permitted to vote at the meeting by means of remote communication is a Member or proxyholder, (ii) the Company shall implement reasonable measures to provide such Members and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Members, including an opportunity to read or hear the proceedings of the meeting substantially and concurrently with such proceedings, and (iii) if any Member or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Company.

Section 9.14 Member Action Without a Meeting. For so long as the Trust remains the sole holder of Trust Interests, the Trust shall take any action required or permitted to be taken at any meeting of Members, by executing a written consent that shall reflect the vote of the holders of Trust Shares as required by the terms of the Trust Agreement, without such meeting, without prior notice, and without a vote. Proxy materials completed by the holders of Trust Shares evidencing the result of a vote taken at a meeting of the holders of Trust Shares with at least the minimum number of votes required to constitute an affirmative vote of the holders of Trust Shares under the Trust Agreement shall be delivered to the Company indicating the vote or action being approved or disapproved by such holders with respect to those matters reserved to the Trust Members of the Company by this Agreement. If the Trust is not the sole owner of the Trust Interests, Members shall take any action required or permitted only at a meeting of Members duly called and noticed, and shall not be entitled to take any action by written consent.

Section 9.15 Return on Capital Contribution. Except as otherwise provided in Article 14, no Member shall demand a return on or of its Capital Contributions.

Section 9.16 Member Compensation. No Member shall receive any interest, salary or draw with respect to its Capital Contributions or its Capital Account or for services rendered on behalf of the Company, or otherwise, in its capacity as a Member, except as otherwise provided in this Agreement or in the Management Services Agreement.

Section 9.17 Member Liability. Except as required by the Act, no Member shall be liable under a judgment, decree or order of a court, or in any other manner, for the Debts or any other obligations or liabilities of the Company. A Member shall be liable only to make its Capital Contributions and shall not be required to restore a deficit balance in its Capital Account or to lend any funds to the Company or, after its Capital Contributions have been made, to make any additional contributions, assessments or payments to the Company; provided, however, that a Member may be required to repay any distribution made to it in contravention of Section 5.3 or Sections 18-607 or 18-804 of the Act. The Manager shall not have any personal liability for the repayment of any Capital Contributions of any Member.

ARTICLE 10

MEMBER VOTE REQUIRED IN CONNECTION WITH

CERTAIN BUSINESS COMBINATIONS OR TRANSACTIONS

Section 10.1 Vote Generally Required. Except as provided in Sections 2.3 and 2.4 and subject to the provisions of Section 10.2, the Company shall not (a) merge or consolidate with or into any limited liability company, corporation, statutory trust, business trust or association, real estate investment trust, common-law trust or any other unincorporated business, including a partnership, or (b) sell, lease or exchange all or substantially all of its Property and assets, unless the Board of Directors shall adopt a resolution, by the affirmative vote of at least a majority of the Entire Board of Directors, approving such action and unless such action shall, subject to any applicable Trust Interest Designation, be approved by the affirmative vote of the holders of a majority of each class of LLC Interests, in each case, Outstanding and entitled to vote thereon. The notice of the meeting at which such resolution is to be considered will so state.

Section 10.2 Vote for Business Combinations. The affirmative vote of the holders of record of at least sixty-six and two-thirds percent (66 2/3%) of each class of LLC Interests then Outstanding and entitled to vote (excluding LLC Interests Beneficially Owned by the Interested Shareholder or any Affiliate or Associate of the Interested Shareholder) shall, subject to any applicable Trust Interest Designation, be required to approve any Business Combination. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by applicable law or in any agreement with any securities exchange or otherwise.

Section 10.3 Power of Continuing Directors. The Continuing Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article 10, including, without limitation, (a) whether a Person is an Interested Shareholder, (b) the number of Trust Interests of the Company beneficially owned by any Person, (c) whether a Person is an Affiliate or Associate of another, and (d) the Fair Market Value of the equity securities of the Company or any Subsidiary thereof, and the good faith determination of the Continuing Directors on such matters shall be conclusive and binding for all the purposes of this Article 10.

Section 10.4 No Effect on Fiduciary Obligations. Nothing contained in this Article shall be construed to relieve the directors of the Board of Directors or an Interested Shareholder from any fiduciary obligation imposed by applicable law.

ARTICLE 11

BOOKS AND RECORDS

Section 11.1 Books and Records; Inspection by Members.

(a) The Company, other than as provided in the Management Services Agreement, shall keep or cause to be kept at its principal executive office appropriate books and records with respect to the Company’s business, including, without limitation, all books and records necessary to provide to the Members any information, lists and copies of documents required to be provided pursuant to applicable law. Any books and records maintained by or on behalf of the Company in the regular course of its business, including, without limitation, the record of the Members, books of account and records of Company proceedings, may be kept in electronic or any other form; provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time.

(b) The Secretary shall make, at least ten (10) days before every meeting of Trust Members, a complete list of the Trust Members entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Trust Member and the number of Trust Interests registered in the name of each Trust Member. Such list shall be open to the examination of any Trust Member, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network; provided, that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Company. In the event that the Company determines to make the list available on an electronic network, the Company may take reasonable steps to ensure that such information is available only to Members. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Member who is present.

(c) Any Member or Beneficial Owner, in person or by attorney or other agent, shall, upon written demand stating the purpose thereof, have the right during the usual business hours to inspect for any proper purpose, and to make copies and extracts from the Register, a list of the Members, and its other books and records; provided, that as of the date of the making of the demand inspection of such books and records would not constitute a breach of any confidentiality agreement. In every instance where a person purports to be a Beneficial Owner of LLC Interests but who is not the holder of record as identified on the Register, the demand shall state such Person’s status as a Beneficial Owner of LLC Interests, be accompanied by documentary evidence of beneficial ownership of LLC Interests, and state that such documentary evidence is a true and correct copy of what it purports to be. A proper purpose shall mean a purpose reasonably related to such Person’s interest as a Member or Beneficial Owner of LLC Interests.

Section 11.2 Reports.

(a) In General. The Chief Financial Officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company’s accountants.

(b) Periodic and Other Reports. The Company shall cause to be delivered to each Member the financial statements listed in clauses (i) and (ii) below, prepared in each case (other than with respect to Members’ Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied (and, if required by any Member or its controlled Affiliates for purposes of reporting thereunder, Regulation S-X of the Exchange Act). The monthly and quarterly financial statements referred to in clause (ii) below may be subject to normal year-end audit adjustments.

(i) As soon as practicable following the end of each Fiscal Year (and in any event not later than the date on which the Rules and Regulations provide) and at such time as distributions are made to the Members pursuant to Article 14 following the occurrence of a Dissolution Event, a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Members’ Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company’s accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements); and

(ii) As soon as practicable following the end of each of the first three Fiscal Quarters of each Fiscal Year (and in any event not later than the date on which the Rules and Regulations require), a balance sheet of the Company as of the end of such Fiscal Quarter and the related statements of operations and cash flows for such Fiscal Quarter and for the Fiscal Year to date, in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the prior Fiscal Year’s Fiscal Quarter and the interim period corresponding to the Fiscal Quarter and the interim period just completed.

The quarterly statements described in clause (ii) above shall be accompanied by such written certifications as the Rules and Regulations require.

Section 11.3 Preparation of Tax Returns. The Company shall arrange for the preparation and timely filing of all returns of Company income, gains, deductions, losses and other items required of the Company for U.S. federal and state income tax purposes. The classification, realization and recognition of income, gains, deductions, losses and other items shall be on the accrual method of accounting for U.S. federal income tax purposes. The taxable year of the Company shall be the calendar year.

Section 11.4 Tax Elections.

(a) The Board of Directors shall, without any further consent of the Members being required (except as specifically required herein), make (i) the election to adjust the basis of Property pursuant to Code Sections 754, 734(b) and 743(b), or comparable provisions of state, local or foreign law, in connection with Transfers of LLC Interests and Company distributions; and (ii) any and all other elections for U.S. federal, state, local and foreign tax purposes, including, without limitation, any election, if permitted by applicable law: (x) to extend the statute of limitations for assessment of tax deficiencies against the Members with respect to adjustments to the Company’s U.S. federal, state, local or foreign tax returns; ~~and~~ (y) to the extent provided in Code Sections 6221 through 6231 to the extent provided in Code Sections 6221 through 6231 (as in effect prior to amendment by the Bipartisan Budget Act of 2015, P.L. 114-74 (“BBA”)) and Code Sections 6221 through 6235 (following the effective date of the BBA) and similar provisions of U.S. federal, state, local or foreign law, to represent the Company and the Members before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Members in their capacities as Members, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Members with respect to such tax matters or otherwise affect the rights of the Company and the Members~~. The Manager is specifically authorized to act as the “Tax Matters Member”~~; and (z) following the effective date of the BBA, to make all decisions and elections which in their sole discretion will allocate audit adjustments among the Members in an equitable and practicable manner, including the payment and/or allocation of taxes resulting from such audit adjustments. The Manager is specifically authorized to act as the “tax matters partner” (as defined in Code Section 6231(a)(7) prior to amendment by the BBA) and as “partner representative” (as referenced in Code Section 6223(a) following amendment by the BBA) (both such roles referred to herein as “Tax Matters Member”) under the Code and in any similar capacity under state or local law.

(b) In circumstances where the Trust has been dissolved, the Board of Directors may, by the affirmative vote of at least a majority of the Entire Board of Directors, and without any further consent of the Members being required, cause the Company to elect to be treated as a corporation for U.S. federal income tax purposes; provided, however, that such action shall be taken only if (i) the Board of Directors first obtains an opinion from a nationally recognized financial advisor to the effect that it expects the market valuation of the Company to be significantly lower as a result of the Company continuing to be treated as a partnership for U.S. federal income tax purposes than if the Company instead elected to be treated as a corporation for U.S. federal income tax purposes and (ii) the effective date for such election is no earlier than the date on which the Trust has been dissolved pursuant to clause (i) of Section 10.02 of the Trust Agreement.

Section 11.5 Tax Information. Necessary tax information shall be delivered to each Member as soon as practicable after the end of the Fiscal Year of the Company but not later than February 15.

ARTICLE 12

AMENDMENTS

The Board of Directors is authorized to amend the terms of this Agreement by resolution adopted by the affirmative vote of a majority of the Entire Board of Directors; provided, however, that, (A) subject to Section 3.1(a)(ii), Sections 1.3, 2.4, 2.5, 3.1(a), 5.1, 8.6, 14.1(i) or (ii), Article 10 and this Article 12 may not be amended without the affirmative vote of Trust Members holding a majority of the Voting Trust Interests present in person or represented by proxy at a meeting of Trust Members~~; provided, further, however, that~~, and (B) Sections 5.1, 5.2, 6.1 , 6.4 (excluding provisions relating to classification of the Board of Directors), 6.5 (solely with respect to the provision relating to an Appointed Director), 6.6 (solely with respect to the Allocation Member’s right to remove an Appointed Director), 6.8 (solely with respect to the provision relating to an Appointed Director), 6.9 (solely with respect to the provision relating to the initial Chairman), 6.12 (solely with respect to the Chief Executive Officer’s right to call special meetings of the Board of Directors), 6.17, 6.22, 6.23, Article 10 and this Article 12, and any other amendment that would adversely affect the rights of the Allocation Member may not be amended without the prior written consent of the Allocation Member. Notwithstanding anything to the contrary contained in this Agreement, the Board of Directors is authorized by resolution adopted by the affirmative vote of a majority of the Entire Board of Directors to (x) amend, modify or supplement this Agreement to correct any administrative or ministerial error or omission contained in this Agreement or to clarify, or to correct any error in, the calculation of the Profit Distribution Amount consistent with the intent of the Company and the Allocation Member, as determined by the Board of Directors and the Allocation Member in their sole discretion and (y) without limiting the generality of the foregoing provisions of this Article 12, amend, modify or supplement the provisions of Section 6.18 (relating to committees of the Board) from time to time.

ARTICLE 13

TRANSFERS; MONTHLY ALLOCATIONS

Profits, Losses, each item thereof and all other items attributable to LLC Interests for any Allocation Year shall, for U.S. federal income tax purposes, be determined on an annual basis and prorated on a monthly basis and the pro rata portion for each month shall be allocated to those Persons who are Members as of the close of the New York Stock Exchange on the last day of the preceding month. With respect to any LLC Interest that was not treated as Outstanding as of the close of the New York Stock Exchange on the last day of the preceding month, the first Person who is treated as the Member with respect to such LLC Interest will be treated as the Member with respect to such LLC Interest for this purpose as of the close of the New York Stock Exchange on the last day of the preceding month. All distributions having a record date on or before the date of a Transfer of LLC Interests shall be made to the transferor, and all distributions having a record date thereafter shall be made to the transferee. The Board of Directors may revise, alter or otherwise modify such methods of allocation as it determines necessary, to the extent permitted or required by Code Section 706 and the Regulations or rulings promulgated thereunder.

ARTICLE 14

DISSOLUTION AND WINDING UP

Section 14.1 Dissolution Events. The Company shall dissolve and shall commence winding up upon the first to occur of any of the following (each a “Dissolution Event”):

(i) the Board of Directors adopts a resolution, by the affirmative vote of at least a majority of the Entire Board of Directors, approving the dissolution, winding up and liquidation of the Company and such action has been approved by the affirmative vote of the holders of a majority of the Outstanding Voting Trust Interests ~~and entitled to vote thereon~~;

(ii) the unanimous vote of the Trust Members entitled to vote to dissolve, wind up and liquidate the Company;

(iii) the entry of a decree of judicial dissolution under Section 18-802 of the Act; or

(iv) upon the termination of the legal existence of the last remaining Member or the occurrence of any other event that terminates the continued membership of the last remaining Member unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act.

The Members hereby agree that, notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.

Section 14.2 Winding Up. Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs; provided, however, that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 14.2 and the Certificate has been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the winding up of the Company, which winding up shall be completed no later than ninety (90) days after the later of the occurrence of the Dissolution Event. The Liquidator shall take full account of the Company’s liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 14.9), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order:

(a) First, to creditors (including the Manager and the Members who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company’s Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for distributions to Members under Section 18-601 or 18-604 of the Act;

(b) Second, except as provided in this Agreement, to Members and former Members of the Company in satisfaction of liabilities for distributions under Section 18-601 or 18-604 of the Act; and

(c) The balance, if any, to the Members, subject to any applicable Trust Interest Designation, in accordance with the positive balance in their Capital Accounts, after giving effect to all contributions, distributions and allocations for all periods.

Notwithstanding Section 14.9, no Member or Manager shall receive additional compensation for any services performed pursuant to this Article 14.

Section 14.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts. In the event the Company is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 14 to the Members who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Member has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all Allocation Years, including the Allocation Year during which such liquidation occurs), such Member shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Members pursuant to this Article 14 may be:

(a) Distributed to a trust established for the benefit of the Members for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent, conditional or unmatured liabilities or obligations of the Company; the assets of any such trust shall be distributed to the Members from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Members pursuant to Section 14.2; or

(b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company; provided, however, that such withheld amounts shall be distributed to the Members as soon as practicable.

Section 14.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Article 14, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company’s Debts and other Liabilities shall not be paid or discharged, and the Company’s affairs shall not be wound up. Instead, solely for U.S. federal income tax purposes, the Company shall be deemed to have contributed all its Property and liabilities to a new limited liability company in exchange for interests in such new company and, immediately thereafter, the Company will be deemed to liquidate by distributing interests in the new company to the Members.

Section 14.5 Rights of Members. Except as otherwise provided in this Agreement, each Member shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Members shall have no recourse against the Company or any other Member or the Manager.

Section 14.6 Notice of Dissolution/Termination.

(a) In the event a Dissolution Event occurs or an event occurs that would, but for the provisions of Section 14.1, result in a dissolution of the Company, the Board of Directors shall, within thirty (30) days thereafter, provide written notice thereof to each of the Members and to all other parties with whom the Company regularly conducts business (as determined in the discretion of the Board of Directors) and shall publish notice thereof in a newspaper of general circulation in each place in which the Company regularly conducts business (as determined in the discretion of the Board of Directors).

(b) Upon completion of the distribution of the Company’s Property as provided in this Article 14, the Board of Directors shall cause the filing of the Certificate of Cancellation pursuant to Section 18-203 of the Act and shall take all such other actions as may be necessary to terminate the Company.

Section 14.7 Allocations During Period of Liquidation. During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Members pursuant to Section 14.2 (the “Liquidation Period”), the Members shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Article 4.

Section 14.8 Character of Liquidating Distributions. All payments made in liquidation of the interest of a Member in the Company shall be made in exchange for the interest of such Member in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Member in Company goodwill.

Section 14.9 The Liquidator.

(a) Fees. Subject to Section 14.2, the Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Article 14 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services.

(b) Indemnification. The Company shall indemnify, hold harmless and pay all judgments and claims against the Liquidator or any officers, directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator or any officers, directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys’ fees incurred by the Liquidator, officer, director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud or intentional misconduct of, or a knowing violation of the laws by, the Liquidator which was material to the cause of action.

Section 14.10 Form of Liquidating Distributions. For purposes of making distributions required by Section 14.2, the Liquidator may determine whether to distribute all or any portion of the Property in kind or to sell all or any portion of the Property and distribute the proceeds therefrom.

ARTICLE 15

MISCELLANEOUS

Section 15.1 Notices. Subject to Sections 6.11, 6.13, 9.5 and 9.8, any notice, payment, demand or communication required or permitted to be given by any provision of this Agreement shall be in writing and delivered personally, or, when the same is actually received, if sent either by registered or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent promptly thereafter by registered or certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Members and the Manager:

(a)	If to the Company:

61 Wilton Road Westport CT 06880 Attention: ~~I. Joseph Massoud~~Alan B. Offenberg Facsimile No.: (212) 581-8037

(b)	If to the Allocation Members:

61 Wilton Road Westport CT 06880 Attention: ~~I. Joseph Massoud~~Alan B. Offenberg Facsimile No.: (212) 581-8037

(c)	If to the Trust Members:

61 Wilton Road Westport CT 06880 Attention: ~~I. Joseph Massoud~~Alan B. Offenberg Facsimile No.: (212) 581-8037

Section 15.2 Binding Effect. Except as otherwise provided in this Agreement, every covenant, term and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees and assigns.

Section 15.3 Construction. It is the intent of the parties hereto that every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.

Section 15.4 Time. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall not be included, but the time shall begin to run on the next succeeding day. The last day of the period so computed shall be included, unless it is a Saturday, Sunday or any other day on which banks in The City of New York are required or authorized by law or executive order to close, in which event the period shall run until the end of the next day which is not a Saturday, Sunday or any other day on which banks in The City of New York are required or authorized by law or executive order to close.

Section 15.5 Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

Section 15.6 Severability. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 15.6 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.

Section 15.7 Incorporation by Reference. Every exhibit, schedule and other appendix attached to this Agreement and referred to herein is not incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.

Section 15.8 Variation of Terms. All terms and any variations thereof shall be deemed to refer to masculine, feminine or neuter, singular or plural, as the identity of the Person or Persons may require.

Section 15.9 Governing Law and Consent to Jurisdiction/Service of Process. The laws of the State of Delaware shall govern this Agreement, including the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties arising hereunder.

Each party hereto and any Person acquiring an LLC Interest, from time to time, (i) irrevocably submits to the non-exclusive jurisdiction and venue of any Delaware state court or U.S. federal court sitting in Wilmington, Delaware in any action arising out of this Agreement and (ii) consents to the service of process by mail. Nothing herein shall affect the right of any party to serve legal process in any manner permitted by law or affect its right to bring any action in any other court.

SECTION 15.10 WAIVER OF JURY TRIAL. EACH OF THE MEMBERS IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY AND ALL RIGHTS TO IMMUNITY BY SOVEREIGNTY OR OTHERWISE IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 15.11 Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

Section 15.12 Specific Performance. Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement were not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to seek injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

—Signature page follows—

IN WITNESS WHEREOF, the Members have executed and entered into this ~~Fourth~~Fifth Amended and Restated Operating Agreement of the Company as of the day first above set forth.

COMPASS DIVERSIFIED HOLDINGS

By:
Name: ~~James~~Ryan J. ~~Bottiglieri~~Faulkingham
Title: Regular Trustee

COMPASS GROUP MANAGEMENT LLC

By:
Name: ~~I. Joseph Massoud~~Alan B. Offenberg
Title: Managing Member

EXHIBIT A

SPECIMEN LLC INTEREST CERTIFICATE

COMPASS GROUP DIVERSIFIED HOLDINGS LLC INTEREST

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . .* This Certifies that                                  is the owner of              Trust Interests or              Allocation Interests of Compass Group Diversified Holdings LLC, a Delaware limited liability company (the “Company”), with such rights and privileges as are set forth in the Fifth Amended and Restated Operating Agreement of the Company dated as of ~~April 25, 2006~~[            ], 2016 (the “Agreement”), as it may be amended from time to time.

THE LLC INTERESTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE (THE “STATE ACTS”) OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ~~SECURIITES~~SECURITIES ACT AND SUCH LAWS. THE LLC INTERESTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE ~~COMMISION~~COMMISSION, BY AN STATE SECURITIES COMMISSION OR BY ANY OTHER REGULATORY AUTHORITY OF ANY OTHER JURISDICTION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE LLC INTERESTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TRANSFER RESTRICTIONS CONTAINED IN THE AGREEMENT. EVERY HOLDER OF THIS CERTIFICATE, BY HOLDING AND RECEIVING THE SAME, AGREES WITH THE COMPANY TO BE BOUND BY THE TERMS OF THE AGREEMENT. THE AGREEMENT WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST WITHOUT CHARGE.

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . In Witness Whereof, said Company has caused this Certificate to be signed by its Chief Executive Officer this                  day of             , A.D.             .

                                 ,

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

COMPASS DIVERSIFIED HOLDINGS

61 WILTON ROAD, 2ND FLOOR

WESTPORT, CT 06880

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CODI

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E14177-S51190	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COMPASS DIVERSIFIED HOLDINGS

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE BELOW PROPOSALS.		For	Against	Abstain

1.	To approve amendments to the Amended and Restated Trust Agreement, as amended to date (the “Trust Agreement”), of Compass Diversified Holdings to authorize the board of directors of Compass Group Diversified Holdings LLC (the “Company”) to create classes or series of, and to issue up to 50,000,000, preferred shares of Compass Diversified Holdings with such terms as may be designated and approved by the board of directors of the Company, without further approval of the shareholders, including amendments to Sections 2.4, 3.1, 5.6, and 10.2 and the new definitions added in Section 1.1(b) of the Trust Agreement.	☐	☐	☐

2.	To approve amendments to the Fourth Amended and Restated Operating Agreement (the “LLC Agreement”) of the Company to authorize the board of directors of the Company to create classes or series of, and to issue up to 50,000,000, trust preferred interests in the Company with such terms as may be designated and approved by the Company’s board of directors, without further approval of the members of the Company (other than in certain circumstances, the allocation member of the Company), including amendments to Sections 1.3, 2.5, 3.1(a), 5.1, 14.1(i) and (ii), and Articles 10 and 12 of the LLC Agreement.	☐	☐	☐

3.	To adjourn the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal 1 or Proposal 2.	☐	☐	☐

Sign exactly as imprinted (do not print). If shares are held jointly, EACH holder should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. An authorized officer signing on behalf of a corporation should indicate the name of the corporation and the officer’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be

Held on November 30, 2016:

The Notice and Proxy Statement is available at www.proxyvote.com.

E14178-S51190

Proxy

COMPASS DIVERSIFIED HOLDINGS

Special Meeting of Shareholders on November 30, 2016 at 9:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Alan B. Offenberg and Ryan J. Faulkingham, and each of them, attorneys and proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Trust stock of Compass Diversified Holdings that the undersigned is entitled in any capacity to vote at the Special Meeting of Shareholders to be held over the Internet at www.virtualshareholdermeeting.com/CODI on November 30, 2016, and at any adjournments or postponements thereof, in accordance with the instructions set forth on the reverse and with the same effect as though the undersigned were present in person and voting such shares.

PLEASE RETURN THIS PROXY CARD AFTER SIGNING AND DATING IT. THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS RETURNED SIGNED, BUT NO DIRECTION IS MADE, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OF COMPASS GROUP DIVERSIFIED HOLDINGS LLC.

Continued and to be signed on reverse side

V.1.1